    As filed with the Securities and Exchange Commission on August 28, 2002


                                                      1933 Act Reg. No. 33-66242
                                                      1940 Act Reg. No. 811-7890

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   X
                                                                        -----
     Pre-Effective Amendment No.
                                 ------                                 -----


     Post-Effective Amendment No.  15                                     X
                                 ------                                 -----

                                                    and/or
REGISTRATION STATEMENT UNDER THE
     INVESTMENT COMPANY ACT OF 1940                                       X
                                                                        -----


     Amendment No.   16
                   -----


                          (Check appropriate box or boxes.)

                                  AIM TAX-EXEMPT FUNDS
              ---------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)

                   11 Greenway Plaza, Suite 100, Houston, TX   77046
             ----------------------------------------------------------
             (Address of Principal Executive Offices)        (Zip Code)

       Registrant's Telephone Number, including Area Code    (713) 626-1919
                                                          --------------------

                                  Robert H. Graham
                   11 Greenway Plaza, Suite 100, Houston, TX    77046
             ----------------------------------------------------------
                       (Name and Address of Agent for Service)

                                      Copy to:

Lisa A. Moss, Esquire                                    Martha J. Hays, Esquire
A I M Advisors, Inc.                      Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza, Suite 100                     1735 Market Street, 51st Floor
Houston, Texas  77046                     Philadelphia, Pennsylvania 19103-7599

Approximate Date of Proposed
Public Offering:                                As soon as practicable after the
                                                effective date of this Amendment




It is proposed that this filing will become effective (check appropriate box)

              immediately upon filing pursuant to paragraph (b)
      -----


              on [Date] pursuant to paragraph (b)
      -----



             60 days after filing pursuant to paragraph (a)(1)
      -----



        x     on October 31, 2002 pursuant to paragraph (a)(1)
      -----

              75 days after filing pursuant to paragraph (a)(2)
      -----
              on (date) pursuant to paragraph (a)(2) of Rule 485.
      -----

If appropriate, check the following box:

              This post-effective amendment designates a new effective date for
      -----   a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  SUBJECT TO COMPLETION--DATED AUGUST 28, 2002


      AIM TAX-FREE
      INTERMEDIATE FUND
      --------------------------------------------------------------------------

      AIM Tax-Free Intermediate Fund seeks to generate as high a level of tax-exempt income as is consistent with preservation of capital.

                                                     AIM--Registered Trademark--

      PROSPECTUS

      OCTOBER 31, 2002



                                     This prospectus contains important
                                     information about Class A and Class A3
                                     shares of the fund. Please read it before investing and keep it for future reference.


                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.


                                     As of the close of business on October 30, 2002, Class A shares are closed to new investors.


      [AIM LOGO APPEARS HERE]                       INVEST WITH DISCIPLINE
      --Registered Trademark--                    --Registered Trademark--

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------

Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------

The Advisor                                          4

Advisor Compensation                                 4

Portfolio Managers                                   4

OTHER INFORMATION                                    4
------------------------------------------------------

Sales Charges                                        4

Dividends and Distributions                          4

Special Tax Information Regarding the Fund           4

FINANCIAL HIGHLIGHTS                                 5
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing in high-quality, intermediate-term municipal securities having a maturity of ten and one-half years or less.

    The fund attempts to meet its objective by investing, normally, at least 80% of its assets in securities that (1) pay interest which is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments. Municipal securities include debt obligations of varying maturities issued to obtain funds for various public purposes by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Municipal lease obligations, synthetic municipal securities and industrial development bonds are treated as municipal securities.

    The fund may purchase municipal securities that meet certain quality criteria at the time of purchase, including: (1) securities rated within the three highest ratings by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or any other nationally recognized statistical rating organization (NRSRO); (2) securities rated within the two highest ratings for short-term municipal obligations by Moody's or S&P or any other NRSRO; (3) securities guaranteed as to payment of principal and interest by the U.S. Government; (4) securities fully collateralized by an escrow of U.S. Government or other high-quality securities; or (5) unrated securities, if (a) other municipal securities of the same issuer are rated A or better by a NRSRO, or (b) deemed by the portfolio managers to be of comparable quality. The fund will invest only in municipal securities that have maturities of ten and one-half years or less and will maintain a dollar-weighted average portfolio maturity of between three and seven and one-half years.

    The fund may invest (1) less than 25% of its total assets in securities of issuers located in the same state; (2) less than 25% of its total assets in industrial development bonds; (3) less than 25% of its total assets in securities, the interest on which is paid from revenues of similar type projects; and (4) up to 100% of its assets in securities in category three, if the principal and interest on the securities is guaranteed. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concern for preservation of capital. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases will cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. A municipality may default or otherwise be unable to honor a financial obligation. Revenue bonds are generally not backed by the taxing power of the issuing municipality.

    The value of, payment of interest and repayment of principal by, and the ability of the fund to sell, a municipal security may also be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economies of the regions in which the fund invests.

    An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1992...................................................................   7.98%
1993...................................................................   9.03%
1994...................................................................  -1.43%
1995...................................................................  10.21%
1996...................................................................   3.82%
1997...................................................................   7.27%
1998...................................................................   5.47%
1999...................................................................   0.09%
2000...................................................................   8.20%
2001...................................................................   4.46%


    The fund's Class A shares' year-to-date total return as of June 30, 2002 was 5.03%.

    During the periods shown in the bar chart, the highest quarterly return was 3.96% (quarter ended March 31, 1995) and the lowest quarterly return was -2.56% (quarter ended March 31, 1994).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------
(for the periods ended                                        10       INCEPTION
December 31, 2001)                       1 YEAR    5 YEARS   YEARS        DATE
------------------------------------------------------------------------------------
Class A                                                                  05/11/87
  Return Before Taxes                     3.43%     4.85%     5.35%
  Return After Taxes on Distributions     3.42      4.84      5.33
  Return After Taxes on Distributions
     and Sale of Fund Shares              3.75      4.78      5.24
Class A3                                                                 10/31/02
  Return Before Taxes                       --        --        --
------------------------------------------------------------------------------------
Lehman Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                        5.13      5.98      6.63
------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class A3 will vary.

(1) The Lehman Municipal Bond Index is a broad based, total return index comprised of 8000 actual bonds, all of which are investment grade, fixed rate, long term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                              CLASS A   CLASS A3
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                            1.00%      None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is less)                                   None(1)    None
--------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(2)
------------------------------------------------------------------------------------
(expenses that are deducted from fund assets)                   CLASS A     CLASS A3
------------------------------------------------------------------------------------
Management Fees                                                  0.28%        0.28%

Distribution and/or
Service (12b-1) Fees                                             None         0.35

Other Expenses                                                   0.10         0.10(3)

Total Annual Fund Operating Expenses                             0.38%        0.73
------------------------------------------------------------------------------------



(1) If you have a Class A share account on October 30, 2002 with a balance of $1,000,000 or more consisting of purchases made on or after November 15, 2001 and through October 30, 2002 and you redeem those shares within 12 months of the date of purchase, you may pay a 0.25% contingent deferred sales charge at the time of redemption.


(2) There is no guarantee that actual expenses will be the same as those shown in the table.


(3) Other Expenses for Class A3 shares are based on estimated average net assets for the current fiscal year.


You may also be charged a transaction or other fee by the financial institution managing your account.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Class A                                    $138     $221      $311       $576
Class A3                                     75      233       406        906
-------------------------------------------------------------------------------

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 150 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended March 31, 2002, the advisor received compensation of 0.28% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Richard A. Berry, Senior Portfolio Manager, who has been responsible for the fund since 1987 and has been associated with the advisor and/or its affiliates since 1987.

- Stephen D. Turman, Portfolio Manager, who has been responsible for the fund since 1988 and has been associated with the advisor and/or its affiliates since 1985.

    They are assisted by the Municipal Bond Team. More information on the fund's management team may be found on our website (http://www.aimfunds.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Tax-Free Intermediate Fund are subject to the maximum 1.00% initial sales charge as listed under the heading "CATEGORY III Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares dividends on each business day and pays any dividends monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

SPECIAL TAX INFORMATION REGARDING THE FUND

In addition to the general tax information set forth under the heading "Shareholder Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund.

    You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, and may invest up to 20% of its net assets in such securities and other taxable securities. The fund will try to avoid investments that result in taxable dividends.

    To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.

    From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

CLOSURE OF CLASS A SHARES


The fund discontinued public sales of its Class A shares to new investors at the close of business on October 30, 2002.



    Existing shareholders of the fund may continue to invest in Class A shares of the fund if they were invested in the Class A shares of the fund at the close of business on October 30, 2002 and remain invested in Class A shares of the fund after that date.

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for the prior fiscal years or periods was audited by other public accountants.


                                                                                          CLASS A
                                                              ----------------------------------------------------------------
                                                                                    YEAR ENDED MARCH 31,
                                                              ----------------------------------------------------------------
                                                                2002          2001          2000          1999          1998
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period                          $  11.17      $  10.71      $  11.13      $  11.05      $  10.73
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.45          0.49          0.48          0.49          0.50
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.12)         0.46         (0.41)         0.08          0.32
==============================================================================================================================
    Total from investment operations                              0.33          0.95          0.07          0.57          0.82
==============================================================================================================================
Distributions to shareholders:
  From net investment income                                     (0.44)        (0.49)        (0.48)        (0.49)        (0.50)
------------------------------------------------------------------------------------------------------------------------------
  In excess on net investment income                                --            --         (0.01)           --            --
==============================================================================================================================
    Total distributions                                          (0.44)        (0.49)        (0.49)        (0.49)        (0.50)
==============================================================================================================================
Net asset value, end of period                                $  11.06      $  11.17      $  10.71      $  11.13      $  11.05
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(a)                                                   2.99%         9.11%         0.70%         5.27%         7.79%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $678,800      $608,393      $353,130      $244,499      $200,969
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  Including interest expense                                      0.38%(b)      0.41%         0.42%         0.46%         0.45%
==============================================================================================================================
Ratio of net investment income to average net assets              4.00%(b)      4.48%         4.45%         4.43%         4.56%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             58%           40%           50%           32%           22%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Does not include sales charges.
(b) Ratios are based on average daily net assets of $750,208,712.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:


CLASS A(1)               CLASS A3                 CLASS B                  CLASS C                  CLASS R
---------------------------------------------------------------------------------------------------------------------------
- Initial sales charge   - No initial sales       - No initial sales       - No initial sales       - No initial sales
                           charge                   charge                   charge                   charge

- Reduced or waived      - No contingent          - Contingent deferred    - Contingent deferred    - Generally, no
  initial sales charge     deferred sales charge    sales charge on          sales charge on          contingent deferred
  for certain                                       redemptions within       redemptions within       sales charge(2)
  purchases(2,3)                                    six years                one year(5)

- Generally, lower       - 12b-1 fee of 0.35%     - 12b-1 fee of 1.00%     - 12b-1 fee of 1.00%     - 12b-1 fee of 0.50%
  distribution and
  service (12b-1) fee
  than Class B, Class C
  or Class R shares
  (See "Fee Table and
  Expense Example")

                         - Does not convert to    - Converts to Class A    - Does not convert to    - Does not convert to
                           Class A shares           shares at the end of     Class A shares           Class A shares
                                                    the month which is
                                                    eight years after the
                                                    date on which shares
                                                    were purchased along
                                                    with a pro rata
                                                    portion of its
                                                    reinvested dividends
                                                    and distributions(4)

- Generally more         - Generally more         - Purchase orders        - Generally more         - Generally, only
  appropriate for          appropriate for          limited to amounts       appropriate for          available to section
  long-term investors      short-term investors     less than $250,000       short-term investors     401 and 457 plans,
                                                                                                      section 403 plans
                                                                                                      sponsored by a
                                                                                                      section 501(c)(3)
                                                                                                      organization and IRA
                                                                                                      rollovers from such
                                                                                                      plans if an AIM Fund
                                                                                                      was offered


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.


      (1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund will be closed to new investors.


      (2) A contingent deferred sales charge may apply in some cases.


      (3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.


      (4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.


       AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.


      (5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.


--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES


Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.


                                       A-1                            MCF--10/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)          OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
--------------------------------------------------------------


SHARES SOLD WITHOUT A SALES CHARGE


You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.


You will not pay an initial sales charge or a contingent deferred sales charge
(CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.


CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND


You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.


  If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.



  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.


  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES


You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:


YEAR SINCE                            CLASS     CLASS
PURCHASE MADE                           B         C
--------------------------------------------------------
First                                     5%      1%
Second                                    4     None
Third                                     3     None
Fourth                                    3     None
Fifth                                     2     None
Sixth                                     1     None
Seventh and following                  None     None
--------------------------------------------------------


You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.


CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES

You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at


MCF--10/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation


You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.


Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.


  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.


INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT


There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:


                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for             $25
plans, 401(k) plans, Simplified Employee Pension         salary deferrals from Savings
(SEP) accounts, Salary Reduction (SARSEP)                Plans)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                          50                                                25

IRA, Education IRA or Roth IRA                     250                                                50

All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.


                                       A-3                            MCF--10/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:


MCF--10/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;
(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.


If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.



   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(1)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund

- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund(1)
  Category    - Class A shares of     - No CDSC
  III Fund(1)   AIM Tax-Exempt Cash
                Fund                  - No CDSC
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund



(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.


REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001


If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.



   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(1)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares


- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III            redeemed within 12
  Category      Fund(1)                 months of initial
  III Fund    - Class A shares of       purchase of
                AIM Tax-Exempt Cash     Category III Fund
                Fund                    shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund



(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.


                                       A-5                            MCF--10/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------


REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002



If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.



   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(2)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III                                   purchase of
  Fund(1)                               Category III Fund
                                        shares


- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund(2)
  Category    - Class A shares of     - No CDSC
  III Fund(1)   AIM Tax-Exempt Cash
                Fund                  - No CDSC
              - AIM Cash Reserve
                Shares of AIM Money
                Market



(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.



(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.


REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.


MCF--10/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES


You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.


  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.


                                       A-7                            MCF--10/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY THE AIM FUNDS


If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.


EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.



  You may also exchange:



(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;



(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;



(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;



(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);



(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;



(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund).


  You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:


(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for



    (a) Class A shares of another AIM Fund;



    (b) AIM Cash Reserve Shares of AIM Money Market Fund; or



    (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.


(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or


(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for



    (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or



(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for



    (a) AIM Cash Reserve Shares of AIM Money Market Fund; or



    (b) Class A shares of AIM Tax-Exempt Cash Fund.



(5) [Others.]


You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;


(4) Class R shares for other Class R shares; or



MCF--10/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.


You may not exchange:



(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003



(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003


For shares purchased prior to November 15, 2001, you may not exchange:


(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;



(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;



(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;



(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or



(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.


For shares purchased on or after November 15, 2001, you may not exchange:


(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;



(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or



(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.


EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.


                                       A-9                            MCF--10/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES


If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.


 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.


MCF--10/02                            A-10

                         ------------------------------
                         AIM TAX-FREE INTERMEDIATE FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request by
                          e-mail or download
                          prospectuses, annual or
                          semiannual reports via our
                          website:
                          http://www.aimfunds.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database, on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Tax-Free Intermediate Fund
 SEC 1940 Act file number: 811-7890
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   TFI-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




                  SUBJECT TO COMPLETION - DATED AUGUST 28, 2002


                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                              AIM TAX-EXEMPT FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                   ----------



THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS A3, CLASS B AND CLASS C SHARES, AS APPLICABLE, OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY, THE "FUNDS") OF AIM TAX-EXEMPT FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASS A, CLASS A3, CLASS B AND CLASS C SHARES, AS APPLICABLE, OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:




                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246


                                   ----------



        THIS STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 31, 2002,
          RELATES TO THE CLASS A, CLASS A3, CLASS B AND CLASS C SHARES,
                  AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:



                      FUND                                         DATED
         AIM HIGH INCOME MUNICIPAL FUND                        JULY 29, 2002
    AIM TAX-EXEMPT CASH FUND - CLASS A SHARES                  JULY 29, 2002

        AIM TAX-FREE INTERMEDIATE FUND -                     OCTOBER 31, 2002
           CLASS A AND CLASS A3 SHARES

                              AIM TAX-EXEMPT FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                              PAGE

GENERAL INFORMATION ABOUT THE TRUST..............................................1
     Fund History................................................................1
     Shares of Beneficial Interest...............................................1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.........................3
     Classification..............................................................3
     Investment Strategies and Risks.............................................3
             Debt Investments....................................................7
             Other Investments..................................................13
             Investment Techniques..............................................15
             Derivatives........................................................19
             Diversification Requirements - AIM Tax-Exempt Cash Fund............23
     Fund Policies..............................................................24
     Temporary Defensive Positions..............................................27

MANAGEMENT OF THE TRUST.........................................................27
     Board of Trustees..........................................................27
     Management Information.....................................................27
             Trustee Ownership of Fund Shares...................................28
             Factors Considered in Approving the Investment Advisory Agreement..28
     Compensation...............................................................29
             Retirement Plan For Trustees.......................................29
             Deferred Compensation Agreements...................................29
             Purchase of Class A Shares of the Funds at Net Asset Value.........30
     Codes of Ethics............................................................30

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................30

INVESTMENT ADVISORY AND OTHER SERVICES..........................................31
     Investment Advisor.........................................................31
     Service Agreements.........................................................33
     Other Service Providers....................................................33

BROKERAGE ALLOCATION AND OTHER PRACTICES........................................34
     Brokerage Transactions.....................................................34
     Commissions................................................................34
     Brokerage Selection........................................................35
     Directed Brokerage (Research Services).....................................36
     Regular Brokers or Dealers.................................................36
     Allocation of Portfolio Transactions.......................................36

PURCHASE, REDEMPTION AND PRICING OF SHARES......................................36
     Purchase and Redemption of Shares..........................................36
     Offering Price.............................................................52
     Redemption In Kind.........................................................54
     Backup Withholding.........................................................54

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS........................................55
     Dividends and Distributions................................................55
     Tax Matters................................................................55

DISTRIBUTION OF SECURITIES......................................................62
     Distribution Plans.........................................................62
     Distributor................................................................64

CALCULATION OF PERFORMANCE DATA.................................................65

APPENDICES:
RATINGS OF DEBT SECURITIES.....................................................A-1
TRUSTEES AND OFFICERS..........................................................B-1
TRUSTEE COMPENSATION TABLE.....................................................C-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................D-1
MANAGEMENT FEES................................................................E-1
ADMINISTRATIVE SERVICES FEES...................................................F-1
BROKERAGE COMMISSIONS..........................................................G-1
DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF
REGULAR BROKERS OR DEALERS................ ....................................H-1
AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS........I-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS..................J-1
TOTAL SALES CHARGES............................................................K-1
PERFORMANCE DATA...............................................................L-1
FINANCIAL STATEMENTS............................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY


         AIM Tax-Exempt Funds (the "Trust") is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of three separate portfolios: AIM High Income Municipal Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.


         The Trust was originally incorporated on May 3, 1993 as AIM Tax-Exempt Funds, Inc. ("ATEF"), a Maryland corporation. The Trust reorganized as a Delaware business trust on June 1, 2000. Each Fund acquired all the assets and assumed all of the liabilities of the series portfolios with corresponding names of AIM Tax-Exempt Funds, Inc. All historical financial and other information contained in this Statement of Additional Information for periods prior to June 1, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof).

         On October 15, 1993, pursuant to an Agreement and Plan of Reorganization between ATEF and AIM Funds Group ("AFG"), a Massachusetts business trust, AIM Tax-Exempt Cash Fund succeeded to the assets and assumed the liabilities of AFG's AIM Tax-Exempt Cash Fund (the "AFG Fund"). Similarly, on October 15, 1993, pursuant to an Agreement and Plan of Reorganization between ATEF and Tax-Free Investments Co., a Maryland corporation ("TFIC"), ATEF's AIM Tax-Free Intermediate Fund (named the Intermediate Portfolio prior to September 25, 1997) succeeded to the assets and assumed the liabilities of TFIC's Intermediate Portfolio (together with the AFG Fund, the "TFIC Predecessor Funds"). All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to such Funds is that of the TFIC Predecessor Funds.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.


         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund, other than AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund, offers only Class A shares. AIM High Income Municipal Fund offers three separate classes of shares: Class A shares, Class B shares and Class C shares. AIM Tax-Free Intermediate Fund offers two separate classes of shares: Class A shares and Class A3 shares.


         Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.


         Because Class B shares automatically convert to Class A shares at the month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights for any class of any Fund except that the Class B shares of AIM High Income Municipal Fund automatically convert to Class A shares. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them. A I M Fund Services, Inc. ("AFS") will not issue certificates for shares held in prototype retirement plans sponsored by AMVESCAP National Trust Company, an affiliate of AIM.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(R) . The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                              AIM TAX-EXEMPT FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


   FUND

SECURITY/
INVESTMENT                        AIM HIGH INCOME MUNICIPAL
TECHNIQUE                                    FUND               AIM TAX-EXEMPT CASH FUND     AIM TAX-FREE INTERMEDIATE FUND
---------                         -------------------------     ------------------------     ------------------------------
                                                                   EQUITY INVESTMENTS

Common Stock

Preferred Stock

Convertible Securities

Alternative Equity
Securities

                                                                  FOREIGN INVESTMENTS

Foreign Securities

Foreign Government
Obligations

Foreign Exchange
Transactions

                                                                   DEBT INVESTMENTS

U.S. Government                                X                           X                                X
Obligations

Rule 2a-7 Requirements                                                     X

Mortgage-Backed and                            X                                                            X
Asset-Backed Securities

Collateralized Mortgage
Obligations

Bank Instruments                                                           X

Commercial Instruments                                                     X

Participation Interests                        X                           X

Municipal Securities                           X                           X                                X

Municipal Lease                                X                           X
Obligations

Investment Grade
Corporate Debt                                 X                           X                                X
Obligations

                              AIM TAX-EXEMPT FUNDS
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

   FUND

SECURITY/
INVESTMENT                        AIM HIGH INCOME MUNICIPAL
TECHNIQUE                                    FUND               AIM TAX-EXEMPT CASH FUND     AIM TAX-FREE INTERMEDIATE FUND
---------                         -------------------------     ------------------------     ------------------------------
Junk Bonds                                     X

                                                                OTHER INVESTMENTS

REITs

Other Investment                               X                            X                               X
Companies

Defaulted Securities                           X

Municipal Forward                              X
Contracts

Variable or Floating                           X                            X                               X
Rate Instruments

Indexed Securities                             X

Zero-Coupon and                                X
Pay-in-Kind Securities

Synthetic Municipal                            X                            X
Instruments

                                                              INVESTMENT TECHNIQUES

Delayed Delivery                               X                            X                               X
Transactions

When-Issued Securities                         X                            X                               X

Short Sales                                    X                                                            X

Margin Transactions

Swap Agreements

Interfund Loans                                X                            X                               X

Borrowing                                      X                            X                               X

Lending Portfolio                              X                            X                               X
Securities

Repurchase Agreements                          X                            X                               X

Reverse Repurchase                             X                            X                               X
Agreements

   FUND

SECURITY/
INVESTMENT                        AIM HIGH INCOME MUNICIPAL
TECHNIQUE                                    FUND               AIM TAX-EXEMPT CASH FUND     AIM TAX-FREE INTERMEDIATE FUND
---------                         -------------------------     ------------------------     ------------------------------
Dollar Rolls

Illiquid Securities                            X                            X                               X

Rule 144A Securities                           X                            X                               X

Unseasoned Issuers                             X                                                            X

Sale of Money Market                                                        X
Securities

Standby Commitments                            X

                                                                   DERIVATIVES

Equity-Linked Derivatives

Put Options                                    X

Call Options                                   X                                                            X

Straddles                                      X

Warrants                                       X                                                            X

Futures Contracts and                          X                                                            X
Options on Futures
Contracts

Forward Currency
Contracts

Cover                                          X                                                            X

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         RULE 2a-7 REQUIREMENTS. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities deemed by the Fund's investment adviser (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from an NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from an NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Asset backed securities, other than those substantially all of whose qualifying assets consist of obligations of one or more municipal issuers, must have received a rating from a NRSRO to be Eligible Securities. The term "Requisite NRSRO" means
(a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund acquires the security, that NRSRO.

         AIM Tax-Exempt Cash Fund will limit investments in money market instruments to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by the NRSRO, or if unrated, are determined by the Fund's investment advisor (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. Government securities.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.


         BANK INSTRUMENTS. The Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.



         COMMERCIAL INSTRUMENTS. The Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.


         PARTICIPATION INTERESTS. A Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company ("the Borrower"). Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.


         MUNICIPAL SECURITIES. "Municipal Securities" include debt obligations of states, territories or possessions of the United States and District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

         Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters."

         The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by a Fund will vary from time to time.

         Municipal Securities also include the following securities:

          o Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

          o Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

          o Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

          o Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

         The Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

         Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

         Maturities. AIM Tax-Exempt Cash Fund will attempt to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds the per share net asset value of its shares in compliance with applicable rules and regulations. Accordingly, the Fund invests only in securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of 90 days or less. The maturity of a security held by the Fund is determined in compliance with applicable rules and regulations. Certain securities bearing interest at rates that are adjusted prior to the stated maturity of the instrument or that are subject to redemption or repurchase agreements are deemed to have maturities shorter than their stated maturities.

          AIM Tax-Free Intermediate Fund may invest only in Municipal Securities which have maturities of ten and one-half years or less, and will maintain a dollar weighted average maturity of more than three years and not more than seven and one-half years. For purposes of this limitation, the maturity of an instrument will be considered to be the earlier of:

         (a) the stated maturity of the instrument; or

         (b) the date, if any, on which the issuer has agreed to redeem or purchase the instrument; or

         (c) in the case of a variable rate instrument, the next date on which the coupon rate is to be adjusted.

         AIM High Income Municipal Fund may invest its assets without regard to the maturity of the various securities it purchases, and will not seek to maintain any particular average portfolio maturity.

         Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities".

         AIM Tax-Free Intermediate Fund. The Fund may purchase Municipal Securities which meet any of the following quality criteria:

         (a) They are rated within the three highest ratings for municipal obligations by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A), or have received a comparable rating from another NRSRO; or

         (b) They are rated within the two highest ratings for short-term municipal obligations by Moody's (MIG 1/VMIG 1/P-1 or MIG 2/VMIG 2/P-2), or S&P (SP-1/A-1 or SP-2/A-2), or have received a comparable rating from another NRSRO; or

         (c) They are guaranteed as to payment of principal and interest by the
U. S. Government; or

         (d) They are fully collateralized by an escrow of U.S. Government or other high quality securities; or

         (e) They are not rated, if other Municipal Securities of the same issuer are rated A or better by Moody's or S&P, or have received a comparable rating from another NRSRO; or

         (f) They are not rated, but are determined by AIM to be of comparable quality to the rated obligations in which the Fund may invest.

         Since the Fund invests in securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

         AIM Tax-Exempt Cash Fund. The Fund will limit its investments to those securities which at the time of purchase are "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as amended from time to time, and which the Trust's Board of Trustees has determined present minimal credit risk. Generally, "Eligible Securities" are securities that are rated in one of the two highest rating categories by two NRSROs, or if rated by only one NRSRO, are rated in one of the two highest rating categories by that NRSRO, or if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to a rated security that meets such quality standards. Eligible securities also include securities issued by a registered investment company that is a money market fund and U.S. government securities. Since AIM Tax-Exempt Cash Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

         Insurance. AIM High Income Municipal Fund may purchase insurance for non-insured Municipal Securities in which it invests. The purchase of such insurance is expected to enhance the value of the security for which insurance is purchased. The cost of purchasing such insurance would be an expense of the Fund.

         Other Considerations. The ability of each of AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund to achieve their respective investment objectives depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Funds to meet their obligations for the payment of interest and principal when due. The securities in which such Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

         AIM Tax-Free Intermediate Fund will invest its assets so that 80% of the Fund's assets will be invested in securities that generate interest that is exempt from Federal income taxes. The Fund will seek to avoid the purchase of "private activity bonds" the interest on which could give rise to an alternative minimum tax liability for individuals and other noncorporate shareholders.

         There is a risk that some or all of the interest received by a Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service.

         The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by a Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Trust. The market values of the Municipal Securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.


         MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. Each Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by a Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.


         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets; and, (iii) other considerations deemed appropriate.

         Each Fund may from time to time invest in taxable short-term investments ("Taxable Investments") consisting of obligations of the U.S. Government, its agencies or instrumentalities, banks and corporations, short-term fixed income securities, and repurchase agreements/reverse repurchase agreements (instruments under which the seller agrees to repurchase the security at a specified time and price) relating thereto; commercial paper rated within the highest rating category by a recognized rating agency; and certificates of deposit of domestic banks. A Fund may invest in Taxable Investments, for example, due to market conditions or pending the investment of proceeds from the sale of its shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned from Taxable Investments will be taxable to shareholders as ordinary income, the Funds generally intend to minimize taxable income through investment, when possible, in short-term tax-exempt securities, which may include shares of other investment companies whose dividends are tax-exempt. See also "Dividends, Distributions and Tax Matters."

         JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

         Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

         In pursuit of its investment objectives, AIM High Income Municipal Fund will usually maintain, under normal market conditions, at least 65% of its assets in junk bonds.

         AIM High Income Municipal Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations of valuing these assets. In the event the Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.


         Descriptions of debt securities ratings are found in Appendix A.


Other Investments

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

         DEFAULTED SECURITIES. AIM High Income Municipal Fund may invest up to 10% of its total assets in defaulted securities. In order to enforce its rights in defaulted securities, AIM High Income Municipal Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase AIM High Income Municipal Fund's operating expenses and adversely affect its net asset value. Any income derived from the ownership or operation of such assets would not be tax-exempt. The ability of a holder of a defaulted tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. Any investments by AIM High Income Municipal Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board of Trustees.

         MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a Municipal Security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. AIM will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Board of Trustees. AIM High Income Municipal Fund will not invest more than 5% of the value of its total assets in municipal forward contracts.

         VARIABLE OR FLOATING RATE INSTRUMENTS. The Funds may invest in Municipal Securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations. Many Municipal Securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Securities held by the Funds.

         AIM High Income Municipal Fund may invest in inverse floating rate obligations or residual interest bonds, or other obligations or certificates related to such securities which have similar features. These types of obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates, and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which long-term fixed rate tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term fixed rate tax-exempt securities.

         INDEXED SECURITIES. AIM High Income Municipal Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

         ZERO-COUPON AND PAY-IN-KIND SECURITIES. AIM High Income Municipal Fund may, but does not currently intend to, invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, AIM High Income Municipal Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

         SYNTHETIC MUNICIPAL INSTRUMENTS. AIM believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. AIM Tax-Exempt Cash Fund may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which the Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.

         All synthetic municipal instruments must meet the minimum quality standards for AIM Tax-Exempt Cash Fund's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Fund, AIM considers the creditworthiness of the issuer of the Underlying Bond, the Sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

         The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the Internal Revenue Service has not issued a ruling addressing this issue. In the event the Internal Revenue Service issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to AIM Tax-Exempt Cash Fund on certain synthetic municipal instruments would be deemed to be taxable. AIM Tax-Exempt Cash Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell municipal securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase municipal securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leveraging technique.

         Investment in municipal securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery municipal securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery municipal securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

         WHEN-ISSUED SECURITIES. Purchasing municipal securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued commitment. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Funds may pledge no more than 10% of their total assets as collateral for short sales at any time. AIM Tax-Exempt Cash Fund will not make short sales of securities or maintain short positions.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund loans are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.


         The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.


         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds have obtained an exemptive order from the SEC allowing them to invest their cash balances in joint accounts for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements which involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each of AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund may invest up to 15% of its net assets in securities that are illiquid. AIM Tax-Exempt Cash Fund may invest up to 10% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers,
(iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

         SALE OF MONEY MARKET SECURITIES. AIM Tax-Exempt Cash Fund does not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, AIM may seek to enhance the yield of the Fund by taking advantage of yield disparities that occur in the money markets.

For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure. AIM may also dispose of any portfolio security prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Fund's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover should not adversely affect the Fund's net income.

         STANDBY COMMITMENTS. AIM High Income Municipal Fund may acquire standby commitments from banks or other municipal securities dealers with respect to securities in its portfolio or that are being purchased by the Fund. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments depend upon the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used for this purpose, AIM reviews the creditworthiness of the banks and other municipal securities dealers from which AIM High Income Municipal Fund obtains standby commitments in order to evaluate those risks.

Derivatives

         The Funds may each invest in futures contracts, options on securities and options on futures contracts to attempt to hedge against the overall level of investment risk normally associated with each Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security or an index of securities).

         PUT AND CALL OPTIONS. Call Options - AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund only. Put Options - AIM High Income Municipal Fund only. A call option gives the purchaser the right to buy the underlying security or contract at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security or contract, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security or contract. A put option gives the purchaser the right to write (sell) the underlying security or contract at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security or contract, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security or contract. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, a Fund's use of options may require that Fund to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security or contract alone. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security or contract above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security or contract decline. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security or contract, will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or contract during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security or contract, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lowest price it is willing to pay for the underlying security or contract. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or contract from being called or to permit the sale of the underlying security or contract. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or contract with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security or contract at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security or contract. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities or contracts against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may purchase a put option on an underlying security or contract ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security or contract. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security or contract is delivered upon the exercise of the put option. Conversely, if the underlying security or contract does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities or contracts against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities or contracts against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.


         STRADDLES: AIM High Income Municipal Fund only. The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds will only enter into Futures Contracts that are traded domestically on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC").

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts and options on Futures Contracts traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risk associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         AIM Tax-Exempt Cash Fund will not invest in puts, call, straddles, spreads or any combination thereof.

         COVER. Transactions using futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract or option is deemed to be illiquid, the assets used to

"cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS AND FUTURES STRATEGIES. The use by the Funds of options and futures contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities and/or contracts. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Diversification Requirements - AIM Tax-Exempt Cash Fund

         As a money market fund, AIM Tax-Exempt Cash Fund is subject to the diversification requirements of Rule 2a-7 under the 1940 Act. This Rule sets forth two different diversification requirements: one applicable to the issuer of Municipal Securities (provided that such securities are not subject to a demand feature or a guarantee), and one applicable to Municipal Securities with demand features or guarantees.

         The issuer diversification requirement provides that the Fund may not invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in securities issued by such issuer. If the securities are subject to a demand feature or guarantee, however, they are not subject to this requirement. Moreover, for purposes of this requirement, the issuer of a security is not always the nominal issuer. Instead, in certain circumstances, the underlying obligor of a security is deemed to be the issuer of the security. Such circumstances arise for example when another political subdivision agrees to be ultimately responsible for payments of principal of an interest on a security or when the assets and revenues of a non-governmental user of the facility financed with the Municipal Securities secures repayment of such securities.

         The diversification requirement applicable to Municipal Securities subject to a demand feature or guarantee provides that, with respect to 75% of its total assets, the Fund may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same entity. A demand feature permits the Fund to sell a Municipal Security at approximately its amortized cost value plus accrued interest at specified intervals upon no more than 30 days' notice. A guarantee includes a letter of credit, bond insurance and an unconditional demand feature (provided the demand feature is not provided by the issuer of the security.)

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that only AIM High Income Municipal Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund are subject to restriction (9), (10) and (11), respectively. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) with respect to AIM Tax-Exempt Cash Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         (9) Under normal circumstances, AIM High Income Municipal Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments in income from which is exempt from federal income tax under regular tax rules.

         (10) Under normal circumstances, AIM Tax-Exempt Cash Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which is exempt from federal income tax.

         (11) Under normal circumstances, AIM Tax-Free Intermediate Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which is exempt from federal income tax.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM Tax-Exempt Cash Fund, with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or other investment companies or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         ADDITIONAL NON-FUNDAMENTAL POLICIES.  As non-fundamental policies:

         (1) For purposes of the fundamental restriction regarding issuer diversification for AIM Tax-Free Intermediate Fund, AIM High Income Municipal Fund and AIM Tax-Exempt Cash Fund, each Fund will regard each state and political subdivision, agency or instrumentality, and each multi-state agency of which such state is a member, as a separate issuer.

         (2) Under normal circumstances, AIM High Income Municipal Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which will not constitute an item of tax preference under the alternative minimum tax rules.

         (3) For purposes of AIM Tax-Free Intermediate Fund's fundamental restriction with regard to investing at least 80% of its assets in investments the income from which is exempt from federal income tax, the term "assets" shall mean net assets, plus any borrowings for investment purposes.

         CONCENTRATION OF INVESTMENTS. For purposes of each of AIM Tax-Exempt Cash Fund's and AIM Tax-Free Intermediate Fund's fundamental restriction regarding industry concentration, each Fundwill not: invest 25% or more of its assets in (1) securities whose issuers are located in the same state; (2) securities the interest upon which is paid from revenues of similar type projects; and (3) industrial development bonds.

         The policy described in (2) above for each of AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund does not apply if the securities are subject to a guarantee. For securities subject to a guarantee, these Funds do not intend to purchase any such security if, after giving effect to the purchase, 25% or more of the Fund's assets would be invested in securities issued or guaranteed by entities in a particular industry. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

         For purposes of AIM High Income Municipal Fund's fundamental restriction regarding industry concentration, the Fund may invest 25% or more of the value of its total assets in municipal securities issued by entities having similar characteristics, such as (a) securities the issuers of which are located in the same geographic area or where issuers' interest obligations are paid from revenues of similar projects, or (b) industrial development revenue bonds, including pollution control revenue bonds, housing finance agency bonds or hospital bonds. The Fund may not, however, invest 25% or more of the value of its total assets in industrial development revenue bonds, including pollution control revenue bonds, issued for companies in the same industry. Sizeable investments in such securities could involve an increased risk to AIM High Income Municipal Fund if any of such issuers or any such related projects or facilities experience financial difficulties. The Fund may, but does not currently intend to, invest 25% or more of the value of its total assets in securities whose issuers are located in any of the following states: Arizona, California, Colorado, Connecticut, Florida, Illinois, Michigan, Massachusetts, New Hampshire, New Jersey, New York, Ohio, Pennsylvania and Texas.

TEMPORARY DEFENSIVE POSITIONS


         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.



                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust and their principal occupations during at least the last five years and certain other information concerning them is set forth in Appendix B.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Carl Frischling, Lewis F. Pennock and Louis S. Sklar, and Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management. During the fiscal year ended March 31, 2002, the Audit Committee held seven meetings.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chair) and Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended March 31, 2002, the Investments Committee held six meetings.

         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended March 31, 2002, the Valuation Committee held one meeting.

         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, and Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) considering and nominating individuals to stand for election as disinterested trustees as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the disinterested trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the disinterested trustees. During the fiscal year ended March 31, 2002, the Committee on Directors/Trustees held seven meetings.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

         The advisory agreement with AIM was re-approved for each Fund by the Trust's Board at a meeting held on May 14-15, 2002. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.

         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2001 is found in Appendix C.

Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser or
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

         The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

         AIM, the Trust and A I M Distributors, Inc. ("AIM Distributors") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix D. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 150 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly-owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

           FUND NAME                     NET ASSETS              ANNUAL RATE
           ---------                     ----------              -----------

AIM Tax-Exempt Cash Fund          All Assets                        0.35%


AIM Tax-Free Intermediate Fund    First $500 million                0.30%
                                  Next $500 million                 0.25%
                                  Amount over $1 billion            0.20%

AIM High Income Municipal Fund    First $500 million                0.60%
                                  Over $500 million up to and       0.55%
                                  including $1 billion
                                  Over $1 billion up to and         0.50%
                                  including $1.5 billion
                                  Over $1.5 billion                 0.45%

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed, effective July 1, 2002, to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. See "Other Investments - Other Investment Companies."

         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended March 31, 2002 are found in Appendix E.

          SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended March 31, 2002 are found in Appendix F.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly-owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIANS. The Bank of New York (the "Custodian"), 90 Washington Street, 11th Floor, New York, New York 10286, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


         AUDITORS. The Fund's independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees has selected Ernst & Young LLP, 1221 McKinney, Suite 2400, Houston, Texas 77010-2007, as the independent public accountants to audit the financial statements of the Funds.


         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Since purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds incur little or no brokerage commission. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down or on an agency basis, which involves the payment of negotiated brokerage commissions.


          Brokerage Commissions, if any, paid by the Funds for the last three fiscal years ended March 31, 2002 are found in Appendix G.


COMMISSIONS


         During the last three fiscal years ended March 31, 2002, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.


         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

         Under the 1940 Act, certain persons affiliated with the Trust are prohibited from dealing with the Trust as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the Trust from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Trust are members except in accordance with certain conditions. These conditions may restrict the ability of the Funds to purchase municipal securities being publicly underwritten by such syndicate, and the Funds may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Trust may, from time to time, serve as placement agent or financial advisor to an issuer of Municipal Securities and be paid a fee by such issuer. The Funds may purchase such Municipal Securities directly from the issuer, provided that the purchase is reviewed by the Trust's Board of Trustees and a determination is made that the placement fee or other remuneration paid by the issuer to a person affiliated with the Trust is fair and reasonable in relation to the fees charged by others performing similar services.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended March 31, 2002 are found in Appendix H.

REGULAR BROKERS OR DEALERS

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended March 31, 2002 is found in Appendix H.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES


Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund


         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.


         Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.


CATEGORY I FUNDS

AIM Aggressive Growth Fund                  AIM Capital Development Fund
AIM Asia Pacific Growth Fund                AIM Charter Fund
AIM Basic Value Fund                        AIM Constellation Fund

AIM Blue Chip Fund                          AIM Dent Demographic Trends Fund

AIM Emerging Growth Fund                    AIM Mid Cap Growth Fund
AIM European Growth Fund                    AIM New Technology Fund
AIM European Small Company Fund             AIM Opportunities I Fund
AIM Euroland Growth Fund                    AIM Opportunities II Fund
AIM Global Utilities Fund                   AIM Opportunities III Fund
AIM International Emerging Growth Fund      AIM Premier Equity Fund
AIM International Growth Fund               AIM Premier Equity II Fund
AIM International Core Equity Fund          AIM Select Equity Fund
AIM Large Cap Basic Value Fund              AIM Small Cap Equity Fund
AIM Large Cap Core Equity Fund              AIM Small Cap Growth Fund

AIM Large Cap Growth Fund                   AIM Weingarten Fund

AIM Mid Cap Basic Value Fund                AIM Worldwide Spectrum Fund
AIM Mid Cap Core Equity Fund

                                                                     Dealer
                                        Investor's Sales Charge    Concession
                                       -------------------------   ----------
                                           As a          As a          As a
                                        Percentage    Percentage   Percentage
                                       of the Public  of the Net    of Public
       Amount of Investment in           Offering       Amount       Offering
        Single Transaction(1)              Price       Invested       Price
       -----------------------         -------------  ----------   ----------

              Less than $   25,000          5.50%        5.82%        4.75%
 $ 25,000 but less than $   50,000          5.25         5.54         4.50
 $ 50,000 but less than $  100,000          4.75         4.99         4.00
 $100,000 but less than $  250,000          3.75         3.90         3.00
 $250,000 but less than $  500,000          3.00         3.09         2.50
 $500,000 but less than $1,000,000          2.00         2.04         1.60

(1) AIM Opportunities Fund I will not accept any single purchase in excess of $250,000.

        CATEGORY II FUNDS

AIM Balanced Fund                          AIM Global Trends Fund
AIM Basic Balanced Fund                    AIM High Income Municipal Fund
AIM Developing Markets Fund                AIM High Yield Fund
AIM Global Aggressive Growth Fund          AIM High Yield Fund II
AIM Global Energy Fund                     AIM Income Fund
AIM Global Financial Services Fund         AIM Intermediate Government Fund
AIM Global Growth Fund                     AIM Municipal Bond Fund
AIM Global Health Care Fund                AIM Real Estate Fund
AIM Global Income Fund                     AIM Strategic Income Fund
AIM Global Infrastructure Fund             AIM Total Return Bond Fund
AIM Global Science and
  Technology Fund

                                                                     Dealer
                                        Investor's Sales Charge    Concession
                                       -------------------------   ----------
                                           As a          As a          As a
                                        Percentage    Percentage   Percentage
                                       of the Public  of the Net    of Public
       Amount of Investment in           Offering       Amount       Offering
        Single Transaction(1)              Price       Invested       Price
       -----------------------         -------------  ----------   ----------

              Less than $   50,000          4.75%        4.99%        4.00%
 $ 50,000 but less than $  100,000          4.00         4.17         3.25
 $100,000 but less than $  250,000          3.75         3.90         3.00
 $250,000 but less than $  500,000          2.50         2.56         2.00
 $500,000 but less than $1,000,000          2.00         2.04         1.60


         CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                     Dealer
                                        Investor's Sales Charge    Concession
                                       -------------------------   ----------
                                           As a          As a          As a
                                        Percentage    Percentage   Percentage
                                       of the Public  of the Net    of Public
       Amount of Investment in           Offering       Amount       Offering
        Single Transaction(1)              Price       Invested       Price
       -----------------------         -------------  ----------   ----------

              Less than $  100,000          1.00%        1.01%         0.75%
 $100,000 but less than $  250,000          0.75         0.76          0.50
 $250,000 but less than $1,000,000          0.50         0.50          0.40


         Beginning on October 31, 2002 Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund will be closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II or III Funds do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases ("Large Purchases"). If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, the shares generally will be subject to a 1.00 % contingent deferred sales charge (CDSC) if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 and through October 30, 2002 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.


         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

         For Large Purchases of Class A shares of Category I or II Funds, AIM Distributors may make the following payments to dealers and institutions that are dealers of record:

                            PERCENT OF SUCH PURCHASES

                        1% of the first $2 million
                        plus 0.80% of the next $1 million
                        plus 0.50% of the next $17 million
                        plus 0.25% of amounts in excess of $20 million


         If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.



         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund may not be exchanged for Class A shares of a Category III Fund.



         If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.



         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.


         For annual purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value to employee benefit plans:

                            PERCENT OF SUCH PURCHASES

                        1% of the first $2 million
                        plus 0.80% of the next $1 million
                        plus 0.50% of the next $17 million
                        plus 0.25% of amounts in excess of $20 million

         For annual purchases of Class A Shares of AIM Limited Maturity Treasury Fund, AIM Distributors may pay investment dealers or other financial service firms up to 0.10% of the net asset value of such shares sold at net asset value.

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         o an individual (including his or her spouse or domestic partner, and children);

         o any trust established exclusively for the benefit of an individual;

         o a pension, profit-sharing, or other benefit plan established exclusively for the benefit of an individual, such as:

              a.  an IRA;

              b.  a Roth IRA;

              c.  a single-participant money-purchase/profit-sharing plan; and

              d. an individual participant in a 403(b) Plan (unless the 403(b) plan itself qualifies as the purchaser, as discussed below).

403(b) PLANS

         o A 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

              a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

              b. each transmittal must be accompanied by a single check or wire transfer; and

              c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

         o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account

         o a trustee or fiduciary purchasing for a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code

         o a trustee or fiduciary purchasing for a 457 plan, even if more than one beneficiary or participant is involved

LINKED EMPLOYEE PLANS where the employer has notified the distributor in writing that all of its related employee accounts should be linked

         o    Simplified Employee Pension (SEP) Plans

         o Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) Plans

         o    Savings Incentive Match Plans for Employees IRA (SIMPLE IRA)

OTHER GROUPS

         o any other organized group of persons, whether incorporated or not, provided that:

              a. the organization has been in existence for at least six months; and

              b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by:

         o indicating on the account application that he or she intends to provide a Letter of Intent ("LOI"); and

         o    fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he or she understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     o Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look as the sales charge table in the section on "Initial Sales Charges" above).

     o It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     o The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     o If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     o The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     o By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     o To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     o If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     Canceling the LOI

o If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

o If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege


         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges


         If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds are subject to an 18-month, 1% CDSC.


RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his or her existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contract purchased on or before June 30, 1992.


         If an investor's new purchase of Class A shares of a Category I or II Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.


         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.


         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.


         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

     o Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

     o programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     o   AIM Management and its affiliates, or their clients;

     o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds,(R) and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

     o Any current or retired officer, director, or employee (and members of their immediate family), of PFPC Inc. (formerly known as First Data Investor Services Group);

     o Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

     o   Purchases through approved fee-based programs;

     o Employee benefit plans that are Qualified Purchasers, as defined above, and non-qualified plans offered in conjunction with those employee benefit plans, provided that:

             a.  the initial investment in the plan(s) is at least $1 million;

             b.  the sponsor signs a $1 million LOI;

             c. the employer-sponsored plan has at least 100 eligible employees; or

             d. all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor.

         Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

     o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

     o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

     o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

     o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

     o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

     o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

     o   Qualified Tuition Programs created and maintained in accordance with
         Section 529 of the Code; and

     o Participants in select brokerage programs for defined contribution plans and rollover IRAs (including rollover IRAs which accept annual IRA contributions) who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     o   the reinvestment of dividends and distributions from a Fund;

     o   exchanges of shares of certain Funds;

     o   use of the reinstatement privilege; or

     o   a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a contingent deferred sales charge if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares


         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a contingent deferred sales charge (CDSC) if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into Short Term Bond Fund. See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.



         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.


Purchases of Class R Shares

         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record:

                            PERCENT OF SUCH PURCHASES

                  0.75% of the first $5 million
                  plus 0.50% of amounts in excess of $5 million

         In order to receive such payments, the dealer of record must sign an agreement with AIM Distributors and meet certain requirements.

Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the NYSE. AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Withdrawal Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Withdrawal Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.


         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B, Class C, or Class R shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.


         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares


         A CDSC may be imposed upon the redemption of Large Purchases of Class A Shares of Category I and II Funds, or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. On and after November 15, 2001 and through October 30, 2002 a CDSC also may be imposed upon the redemption of Large Purchases of Class A shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.


         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II, or III Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         o Redemptions of shares of Category I or II Funds held more than 18 months;


         o Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;



         o Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;


         o Redemptions from employee benefit plans designated as Qualified Purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o        Redemptions from private foundations or endowment funds;

         o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

         o Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund shares;


         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;


         o Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;



         o Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 (and through October 30, 2002 with respect to Category III Funds), unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares; and


         o Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         o total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         o minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age
                  70 1/2;

         o redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         o redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         o redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         o redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         o redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
                  Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2));

         o redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         o Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value
                  Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o        Investment account(s) of AIM;

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him;


         o Redemptions of Class C shares, where such redemptions are in connection with employee terminations or withdrawals from (i) a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code; and (ii) a 457 plan, even if more than one beneficiary or participant is involved;

         o Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and


         o Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

         CDSCs will not apply to the following redemptions of Class R shares:

         o Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him;

         o Redemptions, if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC; and

         o Redemptions, if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC.

General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary or financial intermediary's failure to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that AFS and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify AFS in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

         For example, at the close of business on March 31, 2002, AIM High Income Municipal Fund - Class A shares had a net asset value per share of $8.59. The offering price, assuming an initial sales charge of 4.75%, therefore was $9.02.

Calculation of Net Asset Value

         AIM Tax-Exempt Cash Fund uses the amortized cost method to determine its net asset value. Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

         The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or (b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

         The Board of Trustees has established procedures designed to stabilize the Fund's net asset value at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a deviation having such a result exists, they intend to take such corrective action as they deem necessary and appropriate, including selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be more or less than $1.00 per share.

         AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund each determine their net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Funds. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, each Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.


         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity. The Funds value all variable rate securities with an unconditional demand or put feature exerciseable within seven (7) days or less are valued at par, which reflects the market value of such securities.


         Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

REDEMPTION IN KIND


         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If the Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.


BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.


         Each AIM Fund, and other payers, must, according to IRS regulations, withhold as of January 1, 2002, 30% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, the backup withholding rate decreases in phases to 28%for distributions made in the year 2006 and thereafter.


         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund, or
         2. the IRS notifies the Fund that the investor furnished an incorrect TIN, or
         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or
         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or
         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of the Fund to declare daily and pay monthly net investment income dividends and declare and pay annually any capital gain distributions. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.


         Dividends are declared to shareholders of record immediately prior to the determination of the net asset value of each Fund. For each Fund, except AIM Tax-Exempt Cash Fund, dividends begin accruing on the first business day on which a purchase order for shares of the Fund is effective (settle date), and accrue through the day prior to which a redemption order is effective (settle date). Thus, if a purchase order is effective on Friday, dividends will begin accruing on Friday (unless Friday is not a business day of the Fund). For AIM Tax-Exempt Cash Fund, dividends begin accruing one day after a purchase order for shares is effective and accrue through the day a redemption order is effective. Thus, if a purchase order is effective on Thursday, dividends will begin accruing on Friday (unless Friday is not a business day of the Fund).



         Dividends on Class B and Class C shares are expected to be lower than those for Class A or Class A3 shares because of higher distribution fees paid by Class B and Class C shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principals under the 1940 Act and the Code.


TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRShas ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (taxable at a maximum rate of 20% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Legislation enacted in 1997 lowers the maximum capital gain tax rate from 20% to 18% with respect to capital assets which are held for five years and for which the holding period begins after December 31, 2000. In connection with this new legislation, a Fund may make elections to treat any readily tradable stock it holds on January 1, 2001 as having been sold and reacquired on January 2, 2001 at its closing market price on that date and to treat any other security in its portfolio as having been sold and reacquired on January 1 for an amount equal to its fair market value on that date. If a Fund makes any such election (when it files its tax return), it will recognize gain, but not loss, on the deemed sale, which may cause a Fund to increase the amount of distributions that the Fund will make in comparison to a fund that did not make such an election. The funds will not make such election with respect to any stock or securities in their respective portfolios.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account.

         BACKUP WITHHOLDING. The Funds may be required to withhold, as of January 1, 2002, 30% of distributions and/or redemption payments; however, this rate is reduced in phases to 28% for distributions made in the year 2006 and thereafter. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions made on or after January 1, 2002, that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status; however, this rate is reduced in phases to 28% for distributions made in the years 2006 and thereafter.

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

         Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Pursuant to the Taxpayer Relief Act of 1997, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and all whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credits will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS


         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares of AIM High Income Municipal Fund and AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Tax-Free Intermediate Fund and Class B shares and Class C shares of AIM High Income Municipal Fund (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.



FUND                               CLASS A    CLASS A3    CLASS B    CLASS C

AIM High Income Municipal Fund     0.25%      N/A         1.00%      1.00%

AIM Tax-Exempt Cash Fund           0.25%      N/A         N/A        N/A

AIM Tax-Free Intermediate Fund     N/A        0.35%       N/A        N/A


         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.


         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class A3 shares and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.


         AIM Distributors has contractually agreed, effective July 1, 2002 through June 30, 2003, to waive 0.15% of AIM Tax-Exempt Cash Fund Class A shares' Rule 12b-1 distribution plan payments. This contractual fee waiver is set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.


         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class A3, Class B or Class C shares to selected dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix I for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended March 31, 2002 and Appendix J for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended March 31, 2002.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of AIM High Income Municipal Fund at the time of such sales.

         Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve AIM High Income Municipal Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of AIM High Income Municipal Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of AIM High Income Municipal Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of AIM High Income Municipal Fund and its Class B shareholders to pay contingent deferred sales charges.

         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each Fund, if applicable, for the last three fiscal years ending March 31 are found in Appendix K.



                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:
                                         n
                                   P(1+T) =ERV

Where     P       =    a hypothetical initial payment of $1,000.
          T       =    average annual total return (assuming the applicable
                       maximum sales load is deducted at the beginning of the
                       one, five or ten year periods).
          n       =    number of years.
          ERV     =    ending redeemable value of a hypothetical $1,000 payment
                       at the end of the one, five or ten year periods (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are found in Appendix L.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.


         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge, if any, at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value; and (3)Class B and Class C shares reflects the deduction of the maximum applicable contingent deferred sales charge, if any, on a redemption of shares held for the period.


         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                         n
                                   P(1+U) =ERV

Where     P      =   a hypothetical initial payment of $1,000.
          U      =   average annual total return assuming payment of only a
                     stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
          n      =   number of years.
          ERV    =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where     P      =   a hypothetical initial payment of $1,000.
          V      =   cumulative total return assuming payment of all of, a
                     stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
          ERV    =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are found in Appendix L.

Average Annual Total Return (After Taxes on Distributions) Quotation

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:
                                       n
                                 P(1+T)  = ATV
                                              D

Where     P       =  a hypothetical initial payment of $1,000;
          T       =  average annual total return (after taxes on distributions);
          n       =  number of years; and
          ATV     =  ending value of a hypothetical $1,000 payment made at the
             D       beginning of the one, five or ten year periods (or since
                     inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.


         Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value; and (3) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period.


         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A shares, Class B and Class C for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are found in Appendix L.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:
                                       n
                                 P(1+T)  = ATV
                                              DR

Where     P      =  a hypothetical initial payment of $1,000;
          T      =  average annual total return (after taxes on distributions and redemption);
          n      =  number of years; and
          ATV    =  ending value of a hypothetical $1,000 payment made at the
             DR     beginning of the one, five, or ten year periods (or since
                    inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.


         Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value; and (3) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period.


         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are found in Appendix L.

Yield Quotations

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         A Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus a stated tax rate (if only a portion of the Fund's yield was tax-exempt, only that portion would be adjusted in the calculation).

         A Fund also may quote its distribution rate, which expresses the historical amount of income the Fund paid as dividends to its shareholders as a percentage of the Fund's offering price.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for all other Funds is as follows:
                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where     a   =   dividends and interest earned during a stated 30-day period.
                  For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).
          b   =   expenses accrued during period (net of reimbursements).
          c   =   the average daily number of shares outstanding during the
                  period.
          d   =   the maximum offering price per share on the last day of the period

         The standard formula for calculating annualized yield for AIM Tax-Exempt Cash Fund is as follows:

                           Y = (V  -- V )    x       365
                                 1     0
                               ----------            ---
                                     V                7
                                      0

         Where       Y   =  annualized yield.
                     V   =  the value of a hypothetical pre-existing
                      0     account in the Fund having a balance of one share
                            at the beginning of a stated seven-day period.
                     V   =  the value of such an account at the end of the
                      1     stated period.

         The standard formula for calculating effective annualized yield for the Fund is as follows:
                                       365/7
                           EY = (Y + 1)      - 1

         Where       EY  =  effective annualized yield.
                     Y   =  annualized yield, as determined above.

         The yield and corresponding tax-equivalent yield for each Fund are found in Appendix L. The annualized and effective annualized yield for the Class A shares of AIM Tax-Exempt Cash Fund are also found in Appendix L. In addition, the distribution rate for each Fund is found in Appendix L.

Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

Advertising Age             Forbes                      Nation's Business
Barron's                    Fortune                     New York Times
Best's Review               Hartford Courant            Pension World
Broker World                Inc.                        Pensions & Investments
Business Week               Institutional Investor      Personal Investor
Changing Times              Insurance Forum             Philadelphia Inquirer
Christian Science Monitor   Insurance Week              USA Today
Consumer Reports            Investor's Business Daily   U.S. News & World Report
Economist                   Journal of the American     Wall Street Journal
FACS of the Week            Society of CLU & ChFC       Washington Post
Financial Planning          Kiplinger Letter            CNN
Financial Product News      Money                       CNBC
Financial Services Week     Mutual Fund Forecaster      PBS
Financial World

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following: Consumer Price Index, Lehman Municipal Bond Fund Index and Standard & Poor's 500 Stock Index.

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation; Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Fund's portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P, Fitch IBCA, Inc. ("Fitch") and Duff & Phelps:


                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

          Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Ba: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

          Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.


                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                             As of December 31, 2001

===============================================================================
    The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 87 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.
===============================================================================

                                 TRUSTEE
                                 AND/OR                                                        OTHER
    NAME, YEAR OF BIRTH AND      OFFICER                                                   DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST   SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     HELD BY TRUSTEE
-------------------------------  -------   -------------------------------------------    ---------------

INTERESTED PERSON                  1993    Chairman, President and Chief Executive       None
Robert H. Graham* -- 1946                  Officer, A I M Management Group Inc.
Trustee, Chairman and                      (financial services holding company);
President                                  Chairman and President, A I M Advisors, Inc.
                                           (registered investment advisor); Director
                                           and Senior Vice President, A I M Capital
                                           Management, Inc. (registered investment
                                           advisor); Chairman, A I M Distributors, Inc.
                                           (registered broker dealer), A I M Fund
                                           Services, Inc., (registered transfer agent),
                                           and Fund Management Company (registered
                                           broker dealer); and Director and Vice
                                           Chairman, AMVESCAP PLC (parent of AIM and a
                                           global investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley -- 1939            2001    Of Counsel, law firm of Baker & McKenzie      Badgley Funds,
Trustee                                                                                  Inc. (registered
                                                                                         investment company)

Bruce L. Crockett -- 1944          1993    Chairman, Crockett Technology Associates      ACE Limited
Trustee                                    (technology consulting company)               (insurance
                                                                                         company); and
                                                                                         Captaris, Inc.
                                                                                         (unified messaging
                                                                                         provider)

Albert R. Dowden -- 1941           2000    Chairman, Cortland Trust, Inc. (registered    None
Trustee                                    investment company) and DHJ Media, Inc.;
                                           Director, Magellan Insurance Company;
                                           Member of Advisory Board of Rotary Power
                                           International (designer, manufacturer, and
                                           seller of rotary power engines); formerly,
                                           Director, President and CEO, Volvo
                                           Group North America, Inc. and director of
                                           various affiliated Volvo companies

----------
* Mr. Graham is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                 TRUSTEE
                                 AND/OR                                                        OTHER
    NAME, YEAR OF BIRTH AND      OFFICER                                                   DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST   SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     HELD BY TRUSTEE
-------------------------------  -------   -------------------------------------------    ---------------
INDEPENDENT TRUSTEES

Edward K. Dunn, Jr. -- 1935       1998     Formerly, Chairman, Mercantile Mortgage        None
Trustee                                    Corp.; Vice Chairman, President and
                                           Chief Operating Officer, Mercantile-Safe
                                           Deposit & Trust Co.; and President,
                                           Mercantile Bankshares Corp.

Jack M. Fields -- 1952            1997     Chief Executive Officer, Twenty First          Administaff
Trustee                                    Century Group, Inc. (government affairs
                                           company)

Carl Frischling -- 1937           1993     Partner, law firm of Kramer Levin Naftalis     Cortland Trust,
Trustee                                    and Frankel LLP                                Inc. (registered
                                                                                          investment company)

Prema Mathai-Davis -- 1950        1998     Formerly, Chief Executive Officer, YWCA of     None
Trustee                                    the USA

Lewis F. Pennock -- 1942          1993     Partner, law firm of Pennock & Cooper          None
Trustee

Ruth H. Quigley -- 1935           2001     Retired                                        None
Trustee

Louis S. Sklar -- 1939            1993     Executive Vice President, Development and      None
Trustee                                    Operations, Hines Interests Limited
                                           Partnership (real estate development
                                           company)

OTHER OFFICERS

Gary T. Crum -- 1947              1993     Director and President, A I M Capital          N/A
Senior Vice President                      Management, Inc.; Director and Executive
                                           Vice President, A I M Management Group
                                           Inc.; Director and Senior Vice President,
                                           A I M Advisors, Inc.; and Director, A I M
                                           Distributors, Inc. and AMVESCAP PLC

                                 TRUSTEE
                                 AND/OR                                                         OTHER
    NAME, YEAR OF BIRTH AND      OFFICER                                                    DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST   SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      HELD BY TRUSTEE
-------------------------------  -------   -------------------------------------------     ---------------

OTHER OFFICERS

Carol F. Relihan -- 1954           1993    Director, Senior Vice President, General        N/A
Senior Vice President and                  Counsel and Secretary, A I M Advisors, Inc.
Secretary                                  and A I M Management Group Inc.; Director,
                                           Vice President and General Counsel, Fund
                                           Management Company; and Vice President, A I M
                                           Fund Services, Inc., A I M Capital Management,
                                           Inc. and A I M Distributors, Inc.

Stuart W. Coco -- 1955             1993    Senior Vice President, A I M Capital            N/A
Vice President                             Management, Inc.; and Vice President, A I M
                                           Advisors, Inc.

Melville B. Cox -- 1943            1993    Vice President and Chief Compliance Officer,    N/A
Vice President                             A I M Advisors, Inc. and A I M Capital
                                           Management, Inc.; and Vice President, A I M
                                           Fund Services, Inc.

Karen Dunn Kelley -- 1960          1993    Senior Vice President, A I M Capital            N/A
Vice President                             Management, Inc.; Director and President,
                                           Fund Management Company; and Vice President,
                                           A I M Advisors, Inc.

Dana R. Sutton -- 1959             1993    Vice President and Fund Treasurer, A I M        N/A
Vice President and                         Advisors, Inc.
Treasurer

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2001

                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                               SECURITIES IN ALL REGISTERED
                                                                             INVESTMENT COMPANIES OVERSEEN BY
                                    DOLLAR RANGE OF EQUITY SECURITIES          TRUSTEE IN THE AIM FAMILY OF
     NAME OF TRUSTEE                            PER FUND                      FUNDS--REGISTERED TRADEMARK--
     ---------------                ---------------------------------        --------------------------------

Robert H. Graham            High Income Municipal          Over $100,000               Over $100,000

                            Tax-Exempt Cash            $10,001 - $50,000

                            Tax-Free Intermediate          Over $100,000

Frank S. Bayley                                    -0-                               $10,001 - $50,000

Bruce L. Crockett                                  -0-                                  $1 - $10,000

Owen Daly II(1)                                    -0-                                 Over $100,000(2)

Albert R. Dowden                                   -0-                                 Over $100,000

Edward K. Dunn, Jr.                                -0-                                 Over $100,000(2)

Jack M. Fields                                     -0-                                 Over $100,000(2)

Carl Frischling                                    -0-                                 Over $100,000(2)

Prema Mathai-Davis                                 -0-                                 Over $100,000(2)

Lewis F. Pennock                                   -0-                                $10,001 - $50,000

Ruth H. Quigley                                    -0-                                   $1 -$10,000

Louis S. Sklar                                     -0-                                 Over $100,000(2)

----------
(1)  Mr. Daly retired as a trustee on December 31, 2001.

(2) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C
                           TRUSTEE COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2001:

                                         RETIREMENT      ESTIMATED
                          AGGREGATE       BENEFITS         ANNUAL             TOTAL
                        COMPENSATION       ACCRUED        BENEFITS         COMPENSATION
                          FROM THE         BY ALL           UPON           FROM ALL AIM
     TRUSTEE              TRUST(1)      AIM FUNDS(2)    RETIREMENT(3)       FUNDS(4)(5)
     -------            ------------    ------------    -------------      ------------

Frank S. Bayley(6)        $  1,481             -0-       $  75,000       $    112,000
Bruce L. Crockett            3,367       $  36,312          75,000            126,500
Owen Daly II(7)              2,609          33,318          75,000            126,500
Albert R. Dowden             3,367           3,193          75,000            126,500
Edward K. Dunn, Jr.          3,367           8,174          75,000            126,500
Jack M. Fields               3,357          19,015          75,000            126,000
Carl Frischling(8)           3,357          54,394          75,000            126,000
Prema Mathai-Davis           3,367          21,056          75,000            126,500
Lewis F. Pennock             3,451          37,044          75,000            126,500
Ruth H. Quigley(6)           1,491             -0-          75,000            112,500
Louis S. Sklar               3,451          53,911          75,000            123,000

(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended March 31, 2002, including earnings thereon, was $20,352.

(2) During the fiscal year ended March 31, 2002, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $1,698.

(3) Amounts shown assume each trustee serves until his or her normal retirement date.

(4) As of December 31, 2001, all trustees currently serve as directors or trustees of 16 registered investment companies advised by AIM.

(5) During the fiscal year ended March 31, 2002, the Trust received reimbursement for compensation paid to the trustees of $1,005. During the year ended December 31, 2001, all AIM Funds received reimbursement of total compensation paid to trustees of $31, 500.

(6) Mr. Bayley and Miss Quigley were elected to serve as trustees on September 28, 2001.

(7)  Mr. Daly retired as trustee on December 31, 2001.

(8) During the fiscal year ended March 31, 2002, the Trust paid $11,115 in legal fees to Kramer Levin Naftalis & Frankel LLP, for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner in such firm.

                                   APPENDIX D

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


         All information listed below is as of August 15, 2002.


AIM HIGH INCOME MUNICIPAL FUND


                                            CLASS A SHARES       CLASS B SHARES      CLASS C SHARES
                                           ----------------     ----------------    ----------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED     PERCENTAGE OWNED    PERCENTAGE OWNED
PRINCIPAL HOLDER                              OF RECORD            OF RECORD           OF RECORD
-------------------                        ----------------     ----------------    ----------------

Charles T. Bauer
c/o AIM Management Group Inc.
11 Greenway Plaza, Ste. 100
Houston, TX  77046-1173                           5.88%*                --                  --

Gary T. Crum
11 Greenway Plaza, Suite 1919
Houston, TX  77046                                6.95%*                --                  --

Merrill Lynch Pierce Fenner & Smith
FBO the Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246

                                                    --               13.04%              16.33%


*      Owned of record and beneficially.

AIM TAX-EXEMPT CASH FUND


                                                        CLASS A SHARES
                                                       ----------------
          NAME AND ADDRESS OF                          PERCENTAGE OWNED
          PRINCIPAL HOLDER                                OF RECORD
          -------------------                          ----------------

          Gary T. Crum
          11 Greenway Plaza, Suite 1919
          Houston, TX  77046                                 12.91%*

          CFP Holdings Ltd. (Partnership)
          Attn:  Gary Crum
          11 Greenway Plaza, Suite 1919
          Houston, TX  77046-1100                            10.25%

          Jonathan C. Schoolar and Marika S.
          Schoolar
          6640 Dogwood Creek
          Austin, TX  78746                                   5.81%*


*      Owned of record and beneficially.

AIM TAX-FREE INTERMEDIATE FUND


                                               CLASS A SHARES      CLASS A3 SHARES**
                                             -------------------   -------------------
          NAME AND ADDRESS OF                PERCENTAGE OWNED OF   PERCENTAGE OWNED OF
          PRINCIPAL HOLDER                          RECORD                RECORD
          -------------------                -------------------   -------------------

          Charles T. Bauer
          C/O AIM Management Group Inc.
          11 Greenway Plaza, Ste. 100
          Houston, TX  77046                       12.47%*                 N/A

          Jonathan C. Schoolar SEP Prop.
          6640 Dogwood Creek
          Austin, TX  78746                         5.98*                  N/A


*   Owned of record and beneficially.


**  Class A3 shares of the Fund became available on October 31, 2002.


MANAGEMENT OWNERSHIP


         As of August 15, 2002, the trustees and officers as a group owned less than 1% of the outstanding Class B and Class C shares of AIM High Income Municipal Fund. In addition, as of August 15, 2002, the trustees and officers as a group owned 13.00%, 3.86% and 7.73% of the outstanding Class A shares of AIM Tax-Exempt Cash Fund, AIM Tax-Free Intermediate Fund and AIM High Income Municipal Fund, respectively.

                                   APPENDIX E

                                 MANAGEMENT FEES


For the last three fiscal years ended March 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:


                                      2002                                          2001
                     ----------------------------------------    ----------------------------------------
                      MANAGEMENT   MANAGEMENT  NET MANAGEMENT     MANAGEMENT   MANAGEMENT  NET MANAGEMENT
FUND NAME            FEE PAYABLE  FEE WAIVERS     FEE PAID       FEE PAYABLE  FEE WAIVERS     FEE PAID
---------            -----------  -----------  --------------    -----------  -----------  --------------

AIM High Income
Municipal Fund       $   665,282  $  575,781   $      89,501     $  452,004   $ 452,004*            -0-

AIM Tax-Exempt
Cash Fund                209,111          -0-        209,111        213,058          -0-       213,058

AIM Tax-Free
Intermediate Fund      2,125,522          -0-      2,125,522      1,250,155          -0-     1,250,155


                                         2000
                     -----------------------------------------
                      MANAGEMENT   MANAGEMENT   NET MANAGEMENT
FUND NAME            FEE PAYABLE  FEE WAIVERS      FEE PAID
---------            -----------  -----------   --------------

AIM High Income
Municipal Fund       $  400,884    $400,884*             -0-

AIM Tax-Exempt
Cash Fund               199,298          -0-        199,298

AIM Tax-Free
Intermediate Fund     1,032,771          -0-      1,032,771

* In addition to management fee waivers, for the fiscal years ended March 31, 2001 and 2000, the Advisor reimbursed AIM High Income Municipal Fund $11,790 and $118,881 respectively for additional expenses.

                                   APPENDIX F

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended March 31:


         FUND NAME                      2002          2001           2000
         ---------                  -----------    -----------    ----------

AIM High Income Municipal
Fund                                $    50,000    $    50,000    $   56,591

AIM Tax-Exempt Cash Fund
                                         50,000         50,000        49,808

AIM Tax-Free Intermediate
Fund                                    123,004         83,344        68,350

                                   APPENDIX G

                              BROKERAGE COMMISSIONS



         During the last three fiscal years ended March 31, 2002 the Funds did not pay brokerage commissions.

                                   APPENDIX H

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS


         During the last fiscal year ended March 31, 2002, the Funds did not pay directed brokerage commissions.

         During the last fiscal year ended March 31, 2002, none of the Funds purchased securities of their "regular" brokers or dealers.

                                   APPENDIX I

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS



         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the year ended March 31, 2002 is as follows:


                                      CLASS A        CLASS B       CLASS C
FUND                                   SHARES         SHARES        SHARES
----                                  -------        -------       -------

AIM High Income Municipal Fund       $175,981        $319,126      $85,754
AIM Tax-Exempt Cash Fund               59,745*            N/A          N/A

* Under the Class A Plan, the amount payable to AI Distributors was $149,363; however, AIM Distributors waived fees in the amount of $89,618.

                                   APPENDIX J

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


         An estimate by category of the allocation of actual fees paid by Class A Shares of the Funds during the year ended March 31, 2002 is as follows:


                                                     PRINTING &               UNDERWRITERS      DEALERS
                                      ADVERTISING     MAILING     SEMINARS    COMPENSATION    COMPENSATION
                                      -----------    ----------   --------    ------------    ------------

AIM High Income Municipal Fund......     $-0-          $-0-         $-0-          $-0-          $175,981
AIM Tax-Exempt Cash Fund............      -0-           -0-          -0-           -0-            59,745

         An estimate by category of the allocation of actual fees paid by Class B Shares of AIM High Income Municipal Fund during the year ended March 31, 2002 follows:

                                                     PRINTING &               UNDERWRITERS      DEALERS
                                      ADVERTISING     MAILING     SEMINARS    COMPENSATION    COMPENSATION
                                      -----------    ----------   --------    ------------    ------------

AIM High Income Municipal Fund....     $  10,971      $  1,028     $3,428      $  239,344      $  64,354

         An estimate by category of the allocation of actual fees paid by Class C shares of AIM High Income Municipal Fund during the year ended March 31, 2002 follows:

                                                     PRINTING &               UNDERWRITERS      DEALERS
                                      ADVERTISING     MAILING     SEMINARS    COMPENSATION    COMPENSATION
                                      -----------    ----------   --------    ------------    ------------

AIM High Income Municipal Fund....   $    3,888     $   248     $   689       $   33,088       $   47,841

                                   APPENDIX K

                               TOTAL SALES CHARGES



         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ending March 31.


                                             2002                 2001                 2000
                                       -----------------   ------------------   ------------------
                                        SALES    AMOUNT     SALES     AMOUNT     SALES     AMOUNT
                                       CHARGES  RETAINED   CHARGES   RETAINED   CHARGES   RETAINED
                                       -------  --------   -------   --------   -------   --------

AIM High Income Municipal Fund.....   $399,804  $ 74,990   $372,720  $62,365    $360,935   $73,191
AIM Tax-Free Intermediate Fund.....    642,808   170,715    257,684   59,501     235,340    54,505

         The following chart reflects the contingent deferred sales charges paid by Class A shareholders of AIM Tax-Exempt Bond Fund of Connecticut and Class A, Class B and Class C shareholders of AIM High Income Municipal Fund and retained by AIM Distributors for the last three fiscal years ended March 31:

                                        2002           2001           2000
                                      --------      ----------     ----------

AIM High Income Municipal Fund.....   $  4,584      $    9,511     $   77,143

                                   APPENDIX L

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS


         The average annual total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception, if less than ten years) ended March 31 are as follows:


                                          PERIODS ENDED
                                          MARCH 31, 2002
                                    -----------------------------     SINCE     INCEPTION
         CLASS A SHARES:            1 YEAR    5 YEARS    10 YEARS   INCEPTION      DATE
         --------------             ------    -------    --------   ---------    ---------

AIM High Income Municipal Fund      1.34%      N/A           N/A       1.20%      01/02/98
AIM Tax-Exempt Cash Fund            1.84%     2.93%        2.69%       3.63%      09/22/82
AIM Tax-Free Intermediate Fund      1.99%     4.91%        5.35%       5.85%      05/11/87


         The average annual total returns (including maximum applicable contingent deferred sales charge) for AIM High Income Municipal Fund, with respect to its Class B shares, for the one,- five and ten year periods (or since inception, if less than ten years) ended March 31 are as follows:


                                          PERIODS ENDED
                                          MARCH 31, 2002
                                    -----------------------------     SINCE     INCEPTION
         CLASS B SHARES:            1 YEAR    5 YEARS    10 YEARS   INCEPTION      DATE
         --------------             ------    -------    --------   ---------    ---------

AIM High Income Municipal Fund      0.48%       N/A         N/A        1.19%      01/02/98


         The average annual total returns (including maximum applicable contingent deferred sales charge) for AIM High Income Municipal Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception, if less than ten years) ended March 31 are as follows:


                                          PERIODS ENDED
                                          MARCH 31, 2002
                                    -----------------------------     SINCE     INCEPTION
         CLASS C SHARES:            1 YEAR    5 YEARS    10 YEARS   INCEPTION      DATE
         --------------             ------    -------    --------   ---------    ---------

AIM High Income Municipal Fund       4.47%      N/A         N/A        1.57%      01/02/98

CUMULATIVE TOTAL RETURNS


         The cumulative total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:

                                          PERIODS ENDED
                                          MARCH 31, 2002
                                    -----------------------------     SINCE     INCEPTION
         CLASS A SHARES:            1 YEAR    5 YEARS    10 YEARS   INCEPTION      DATE
         --------------             ------    -------    --------   ---------    ---------

AIM High Income Municipal Fund       1.34%      N/A         N/A         5.21%     01/02/98
AIM Tax-Exempt Cash Fund             1.84%     15.56%      30.41%     100.70%     09/22/82
AIM Tax-Free Intermediate Fund       1.99%     27.10%      68.44%     133.09%     05/11/87


         The cumulative total returns (including maximum applicable contingent deferred sales charge) for the named Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:


                                          PERIODS ENDED
                                          MARCH 31, 2002
                                    -----------------------------     SINCE     INCEPTION
         CLASS B SHARES:            1 YEAR    5 YEARS    10 YEARS   INCEPTION      DATE
         --------------             ------    -------    --------   ---------    ---------

AIM High Income Municipal Fund       0.48%      N/A         N/A        5.15%      01/02/98


         The cumulative total returns (including maximum applicable contingent deferred sales charge) for the named Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:


                                          PERIODS ENDED
                                          MARCH 31, 2002
                                    -----------------------------     SINCE     INCEPTION
         CLASS C SHARES:            1 YEAR    5 YEARS    10 YEARS   INCEPTION      DATE
         --------------             ------    -------    --------   ---------    ---------

AIM High Income Municipal Fund       4.47%      N/A         N/A        6.85%      01/02/98

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)


         The average annual total returns (after taxes on distributions and including sales loads) for the named Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:


                                          PERIODS ENDED
                                          MARCH 31, 2002
                                    -----------------------------     SINCE     INCEPTION
         CLASS A SHARES:            1 YEAR    5 YEARS    10 YEARS   INCEPTION      DATE
         --------------             ------    -------    --------   ---------    ---------

AIM High Income Municipal Fund       1.34%      N/A         N/A        1.20%      01/02/98
AIM Tax-Free Intermediate Fund       1.99%     4.90%       5.34%       5.84%      05/11/87


         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for the named Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:


                                          PERIODS ENDED
                                          MARCH 31, 2002
                                    -----------------------------     SINCE     INCEPTION
         CLASS B SHARES:            1 YEAR    5 YEARS    10 YEARS   INCEPTION      DATE
         --------------             ------    -------    --------   ---------    ---------

AM High Income Municipal Fund        0.48%      N/A         N/A       1.19%       01/02/98

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for the named Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:


                                          PERIODS ENDED
                                          MARCH 31, 2002
                                    -----------------------------     SINCE     INCEPTION
         CLASS C SHARES:            1 YEAR    5 YEARS    10 YEARS   INCEPTION      DATE
         --------------             ------    -------    --------   ---------    ---------

AIM High Income Municipal Fund       4.47%      N/A         N/A       1.57%       01/02/98

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)


         The average annual total returns (after taxes on distributions and redemption and including sales loads) for the named Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:


                                          PERIODS ENDED
                                          MARCH 31, 2002
                                    -----------------------------     SINCE     INCEPTION
         CLASS A SHARES:            1 YEAR    5 YEARS    10 YEARS   INCEPTION      DATE
         --------------             ------    -------    --------   ---------    ---------

AIM High Income Municipal Fund       3.20%      N/A         N/A        2.08%      01/02/98
AIM Tax-Free Intermediate Fund       2.76%     4.83%       5.24%       5.75%      05/11/87


         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for the named Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:


                                          PERIODS ENDED
                                          MARCH 31, 2002
                                    -----------------------------     SINCE     INCEPTION
         CLASS B SHARES:            1 YEAR    5 YEARS    10 YEARS   INCEPTION      DATE
         --------------             ------    -------    --------   ---------    ---------

AM High Income Municipal Fund        2.47%      N/A         N/A       1.95%       01/02/98


         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for the named Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:


                                          PERIODS ENDED
                                          MARCH 31, 2002
                                    -----------------------------     SINCE     INCEPTION
         CLASS C SHARES:            1 YEAR    5 YEARS    10 YEARS   INCEPTION      DATE
         --------------             ------    -------    --------   ---------    ---------

AIM High Income Municipal Fund       4.92%      N/A         N/A       2.25%       01/02/98

YIELDS

         The yields and corresponding tax-equivalent yields for each of the named Funds are as follows:

                                                    30 DAYS ENDED
                                                    MARCH 31, 2002
                                    CLASS A             CLASS B        CLASS C
                                    -------         --------------     -------

AIM High Income Municipal Fund
         30-Day Yield                   6.08%             5.61%          5.61%
         Tax-Equivalent Yield(1)        9.90%             9.14%          9.14%

AIM Tax-Exempt Cash Fund
         30-Day Yield                   0.90%               --             --
         Tax-Equivalent Yield(1)        1.31%               --             --

AIM Tax-Free Intermediate Fund
         30-Day Yield                   3.35%               --             --
         Tax-Equivalent Yield(1)        5.46%               --             --

         The annualized and effective annualized yields for the Class A shares of AIM Tax-Exempt Cash Fund are as follows:

                                                           7 DAYS ENDED
                                                          MARCH 31, 2002
                                                             CLASS A
                                                          --------------

AIM Tax-Exempt Cash Fund
         Annualized Yield                                         1.00%
         Effective Annualized Yield                               1.01%

----------
(1) Assumes a federal tax rate of 38.6% calculated on the percentage of non-taxable income.

     The distribution rates for each of the named Funds are as follows:

                                                    30 DAYS ENDED
                                                    MARCH 31, 2002
                                    CLASS A             CLASS B        CLASS C
                                    -------         --------------     -------

AIM High Income Municipal Fund        5.92%               5.47%          5.47%
AIM Tax-Exempt Cash Fund                --                  --             --
AIM Tax-Free Intermediate Fund        3.44%                 --             --

                              FINANCIAL STATEMENTS


                                       FS

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of the AIM High Income Municipal Bond Fund and the Board of Trustees of AIM Tax-Exempt Funds:

  We have audited the accompanying statement of assets and liabilities of AIM High Income Municipal Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2002, the related statement of operations for the period then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended March 31, 2000 were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Income Municipal Fund as of March 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ ERNST & YOUNG LLP

Houston, Texas
May 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

MARCH 31, 2002

                                                 PAR        MARKET
                                                (000)       VALUE
MUNICIPAL OBLIGATIONS-98.21%

ARIZONA-1.49%

Pima (County of) Industrial Development
  Authority (Health Care Facilities); Series
  2000 A RB
  8.25%, 11/15/22                              $   640   $    649,843
---------------------------------------------------------------------
  8.50%, 11/15/32                                  300        307,752
---------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (Radisson City Center Project);
  Refunding Series 2002 RB
  7.00%, 12/01/12                                  800        800,000
=====================================================================
                                                            1,757,595
=====================================================================

CALIFORNIA-1.67%

California (State of) Educational Facilities
  Authority (Fresno Pacific University);
  Series 2000 A RB
  6.75%, 03/01/19                                1,000      1,073,780
---------------------------------------------------------------------
California (State of) Educational Facilities
  Authority (Keck Graduate Institute); Series
  2000 RB
  6.75%, 06/01/30                                  390        413,872
---------------------------------------------------------------------
Los Angeles (City of) Regional Airports
  Improvement Corp. (Los Angeles
  International Airport-Sub Lease
  Facilities); Refunding Series 2002 A1 RB
  7.13%, 12/01/24                                  500        485,350
=====================================================================
                                                            1,973,002
=====================================================================

COLORADO-8.62%

Colorado (State of) Education & Cultural
  Facilities Authority (Academy Charter
  School Project); Series 2000 RB
  7.13%, 12/15/30                                1,195      1,270,046
---------------------------------------------------------------------
Colorado (State of) Education & Cultural
  Facilities Authority (Charter
  School-Compass Montessori Project); Series
  2002 R-1 RB
  8.00%, 02/15/32                                1,000        993,670
---------------------------------------------------------------------
Colorado (State of) Education & Cultural
  Facilities Authority (Charter
  School-Littleton Academy Building Project);
  Series 2002 RB
  6.00%, 01/15/22                                  500        486,415
---------------------------------------------------------------------
Colorado (State of) Education & Cultural
  Facilities Authority (Charter School-Peak
  to Peak Project); Series 2001 RB
  7.63%, 08/15/31                                  500        500,600
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
COLORADO-(CONTINUED)

Colorado (State of) Education & Cultural
  Facilities Authority (Charter School-Platte
  Academy Project); Series 2002 A RB
  7.25%, 03/01/22                              $   500   $    489,655
---------------------------------------------------------------------
  7.25%, 03/01/32                                  500        482,250
---------------------------------------------------------------------
Colorado (State of) Education & Cultural
  Facilities Authority (Charter
  School-University Lab School Project);
  Series 2001 RB
  6.13%, 06/01/21                                  150        147,742
---------------------------------------------------------------------
  6.25%, 06/01/31                                  500        490,095
---------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Portercare Adventist Health);
  Hospital Series 2001 RB
  6.50%, 11/15/31                                  500        519,810
---------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Volunteers of America); Health
  and Residential Care Facilities Series 1999
  A RB
  6.00%, 07/01/29                                  850        701,887
---------------------------------------------------------------------
Denver (City of) Health and Hospital
  Authority; Health Care Facilities Series
  2001 A RB
  6.00%, 12/01/31                                  750        728,700
---------------------------------------------------------------------
La Plata (County of) Recreational Facilities
  (Durango Mountain Resort Project);
  Refunding Series 2001 A RB
  6.88%, 02/01/12                                1,000        970,870
---------------------------------------------------------------------
Saddle Rock (City of) South Metropolitan
  District No. 2 (Mill Levy Obligation);
  Limited Tax Series 2000 GO
  7.20%, 12/01/19                                  615        629,373
---------------------------------------------------------------------
St. Vincent General Hospital District; Series
  1999 RB
  6.00%, 12/01/19                                  885        778,039
---------------------------------------------------------------------
University of Northern Colorado (Auxiliary
  Facility System); Refunding and Improvement
  Series 2001 RB
  5.00%, 06/01/23(a)                             1,000        974,450
=====================================================================
                                                           10,163,602
=====================================================================

CONNECTICUT-0.29%

Connecticut (State of) Development Authority
  (Watson Foods Co., Inc. Project);
  Series 1998 IDR
  5.90%, 06/01/28(b)                               415        337,690
=====================================================================

DISTRICT OF COLUMBIA-0.67%

District of Columbia (Tobacco Settlement
  Financing Corp.); Asset Backed Series 2001
  RB
  6.50%, 05/15/33                                  750        794,797
=====================================================================

                                                 PAR        MARKET
                                                (000)       VALUE

FLORIDA-8.17%

Cory Lakes (District of) Community
  Development; Special Assessment
  Series 2001 A GO
  8.38%, 05/01/17                              $   515   $    548,264
---------------------------------------------------------------------
  Series 2001 B GO
  8.38%, 05/01/17                                  500        510,215
---------------------------------------------------------------------
Fishhawk (District of) Community Development;
  Special Assessment Series 1996 GO
  7.63%, 05/01/18                                  970      1,037,396
---------------------------------------------------------------------
Lexington Oaks (District of) Community
  Development; Special Assessment Series 2000
  B GO
  6.70%, 05/01/07                                  580        590,307
---------------------------------------------------------------------
Miami Beach (City of) Health Facilities
  Authority (Mount Sinai Medical Center);
  Hospital Series 2001 A RB
  6.70%, 11/15/19                                1,000        903,390
---------------------------------------------------------------------
Orange (County of) Housing Finance Authority
  (Brentwood Park Apartments Project);
  Multifamily Housing Series 1998 G RB
  6.40%, 07/01/32                                1,490      1,383,271
---------------------------------------------------------------------
Orange (County of) Housing Finance Authority
  (Palm West Apartments Project); Multifamily
  Housing Series 1999 B RB
  6.50%, 03/01/34                                1,000        912,870
---------------------------------------------------------------------
Poinciana (District of) Community
  Development; Special Assessment Series 2000
  A GO
  7.13%, 05/01/31                                1,000      1,034,000
---------------------------------------------------------------------
Sumter (County of) Industrial Development
  Authority (Wecare Nursing Center Project);
  Health Care Facilities Series 1999 A RB
  6.75%, 04/01/29                                1,405      1,189,276
---------------------------------------------------------------------
Urban Orlando (District of) Community
  Development; Capital Improvement
  Special Assessment
  Series 2001 A RB
  6.95%, 05/01/33                                1,000        980,580
---------------------------------------------------------------------
  Series 2001 B RB
  6.40%, 05/01/10                                  550        545,688
=====================================================================
                                                            9,635,257
=====================================================================

GEORGIA-3.87%

Atlanta (City of) Tax Increment (Atlantic
  Station Project); Series 2001 RB
  7.75%, 12/01/14                                  750        729,015
---------------------------------------------------------------------
  7.90%, 12/01/24                                  750        729,487
---------------------------------------------------------------------
Fulton (County of) Housing Authority (Azalea
  Manor Project); Multifamily Housing Series
  1998 RB
  6.50%, 02/01/28                                  780        706,157
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
GEORGIA-(CONTINUED)

Fulton (County of) Housing Authority
  (Washington Court Project); Multifamily
  Housing Series 1998 RB
  6.40%, 02/01/19                              $   730   $    681,521
---------------------------------------------------------------------
  6.50%, 02/01/28                                  225        203,699
---------------------------------------------------------------------
Rockdale (County of) Development Authority
  (Visy Paper, Inc. Project); Solid Waste
  Disposal Series 1993 IDR
  7.50%, 01/01/26(b)                             1,500      1,510,920
=====================================================================
                                                            4,560,799
=====================================================================

ILLINOIS-4.55%

Crestwood (City of); Tax Increment Refunding
  Non-Qualified Series 1994 RB
  7.25%, 12/01/08                                  100        104,221
---------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Bethesda Home & Retirement);
  Series 1999 A RB
  6.25%, 09/01/14                                  500        495,885
---------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Bohemian-Tabor Hills); Refunding
  Series 1998 A RB
  5.90%, 11/15/24                                  775        640,096
---------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Lifelink Corp. Obligation
  Group); Refunding Series 1998 RB
  5.70%, 02/15/24                                  850        686,655
---------------------------------------------------------------------
  5.85%, 02/15/20                                  350        301,297
---------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Lutheran Senior Ministries
  Obligation Group); Series 2001 A RB
  7.38%, 08/15/31                                1,280      1,276,032
---------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (SwedishAmerican Hospital);
  Series 2000 RB
  6.88%, 11/15/30                                  700        736,449
---------------------------------------------------------------------
Round Lake Beach (City of); Tax Increment
  Refunding Series 1993 RB
  7.50%, 12/01/13                                1,000      1,037,090
---------------------------------------------------------------------
Saint Charles (City of) (Tri-City Center
  Associates Ltd. Project); Series 1993 IDR
  (LOC-Old Kent Bank)
  7.50%, 11/01/13                                   95         95,285
=====================================================================
                                                            5,373,010
=====================================================================

INDIANA-0.77%

Petersburg (City of) (Indiana Power &
  Lighting Project); Refunding Convertible
  Series 1991 PCR
  5.75%, 08/01/21                                1,000        903,960
=====================================================================

IOWA-0.09%

Iowa (State of) Finance Authority (Park West
  Housing Project); Multifamily Refunding
  Series 1993 RB
  8.00%, 10/01/23                                  100        101,379
=====================================================================

                                                 PAR        MARKET
                                                (000)       VALUE

KANSAS-2.80%

Hutchinson (City of) Health Care Facilities
  (Wesley Towers Inc.); Refunding &
  Improvement Series 1999 A RB
  6.25%, 11/15/19                              $   750   $    706,455
---------------------------------------------------------------------
Lawrence (City of) Commercial Development
  (Holiday Inn Project); Senior Refunding
  Series 1997 A IDR
  8.00%, 07/01/16(c)                                40         32,000
---------------------------------------------------------------------
Olathe (City of) Senior Living Facilities
  (Aberdeen Village Inc.); Series 2000 A RB
  7.00%, 05/15/20                                  200        202,314
---------------------------------------------------------------------
  7.50%, 05/15/24                                  330        331,204
---------------------------------------------------------------------
Overland Park (City of) Development Corp.
  (First Tier-Overland Park Project); Series
  2001 A RB
  7.38%, 01/01/32                                2,000      2,036,520
=====================================================================
                                                            3,308,493
=====================================================================

KENTUCKY-1.38%

Jefferson (County of) Health Facilities
  (Beverly Enterprises Inc. Project);
  Refunding Series 1999 RB
  5.88%, 08/01/07                                  675        659,023
---------------------------------------------------------------------
Kenton (County of) Airport Board (Delta
  Airlines Project); Special Facilities
  Series 1992 B RB
  7.25%, 02/01/22                                  500        493,725
---------------------------------------------------------------------
Newport (City of) Public Properties Corp.
  (Public Parking & Plaza); First Mortgage
  Series 2000 A-1 RB
  8.50%, 01/01/27                                  500        480,590
=====================================================================
                                                            1,633,338
=====================================================================

MARYLAND-2.01%

Howard (County of); Retirement Community
  Series 2000 A RB
  7.88%, 05/15/21                                  780        812,464
---------------------------------------------------------------------
Maryland (State of) Health and Higher
  Education Facilities Authority (Collington
  Episcopal Project); Series 2001 RB
  6.75%, 04/01/23                                  500        498,495
---------------------------------------------------------------------
Maryland (State of) Health and Higher
  Education Facilities Authority (University
  of Maryland Medical System); Series 2000 RB
  6.75%, 07/01/30                                1,000      1,059,050
=====================================================================
                                                            2,370,009
=====================================================================

MASSACHUSETTS-1.89%

Massachusetts (State of) Development
  Financing Agency (Briarwood Project);
  Series 2001 B RB
  7.50%, 12/01/16                                  500        502,105
---------------------------------------------------------------------
  7.88%, 12/01/15                                1,000      1,036,970
---------------------------------------------------------------------
Massachusetts (State of) Health and
  Educational Facilities Authority
  (Christopher House); Refunding Series 1999
  A RB
  6.88%, 01/01/29                                  750        696,097
=====================================================================
                                                            2,235,172
=====================================================================

                                                 PAR        MARKET
                                                (000)       VALUE

MICHIGAN-3.21%

Garden City (City of) Hospital Finance
  Authority (Garden City Hospital Obligated
  Group); Hospital Refunding Series 1998 A RB
  5.75%, 09/01/17                              $   500   $    363,165
---------------------------------------------------------------------
Gogebic (County of) Hospital Finance
  Authority (Grand View Health System Inc.);
  Refunding Series 1999 RB
  5.88%, 10/01/16                                  920        825,084
---------------------------------------------------------------------
Kent (County of) Hospital Finance Authority
  (Spectrum Health Project); Series 2001 A RB
  5.25%, 01/15/21                                  665        631,118
---------------------------------------------------------------------
Mecosta (County of) General Hospital;
  Refunding Unlimited Tax Series 1999 GO
  6.00%, 05/15/18                                  500        453,320
---------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (Detroit Academy); Public School Academy
  Series A 2001 RB
  7.90%, 10/01/21                                  500        518,400
---------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (YMCA Service Learn Academy); Public School
  Academy Series 2001 RB
  7.75%, 10/01/31                                  500        511,620
---------------------------------------------------------------------
Michigan (State of) Strategic Fund Ltd.
  Obligation (Detroit Edison Pollution
  Control); Refunding Series 2001 C PCR
  5.45%, 09/01/29                                  500        478,075
=====================================================================
                                                            3,780,782
=====================================================================

MINNESOTA-4.63%

Glencoe (City of) Health Care Facility
  (Glencoe Regional Health Services Project);
  Series 2001 RB
  7.40%, 04/01/21                                  250        255,660
---------------------------------------------------------------------
  7.50%, 04/01/31                                  500        511,265
---------------------------------------------------------------------
Minneapolis (City of) Health Care Facility
  (Ebenezer Society Project); Series 1993 A
  RB
  7.00%, 07/01/12                                  100         98,268
---------------------------------------------------------------------
Minneapolis (City of) Health Care Facility
  (Shelter Care Foundation); Series 1999 A RB
  6.00%, 04/01/10                                  920        896,650
---------------------------------------------------------------------
Moorhead (City of) Economic Development
  Authority (Eventide Housing Development
  Project); Multifamily Refunding Series 1998
  A RB
  6.00%, 06/01/18                                  500        459,915
---------------------------------------------------------------------
Oakdale (City of) Senior Housing (Oak Meadows
  Project); Senior Housing Series 1997 RB
  6.75%, 04/01/15                                  600        596,460
---------------------------------------------------------------------
Richfield (City of); Senior Housing Series
  2000 A RB
  6.75%, 02/01/14                                  300        309,381
---------------------------------------------------------------------
  7.38%, 02/01/19                                  435        441,160
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
MINNESOTA-(CONTINUED)

St. Paul (City of) Housing & Redevelopment
  Authority (Community of Peace Academy
  Project); Series 2001 A RB
  7.38%, 12/01/19                              $   750   $    738,990
---------------------------------------------------------------------
St. Paul (City of) Port Authority and Hotel
  Facilities (Radisson Kellogg Project);
  Series 1999 2 RB
  7.38%, 08/01/29                                1,225      1,157,625
=====================================================================
                                                            5,465,374
=====================================================================

MISSISSIPPI-0.13%

Ridgeland (City of) Urban Renewal (The
  Orchard Limited Project); Refunding Series
  1993 A RB
  7.75%, 12/01/15                                  150        154,939
=====================================================================

MISSOURI-1.35%

Fenton (City of) Tax Increment (Gravois
  Bluffs Project); Refunding & Improvement
  Series 2001 RB
  7.00%, 10/01/21                                1,050      1,093,984
---------------------------------------------------------------------
St. Louis (City of) Airport; Series 2000 RB
  6.00%, 01/01/08                                  500        503,800
=====================================================================
                                                            1,597,784
=====================================================================

NEVADA-2.70%

Boulder (City of) (Boulder City Hospital Inc.
  Project); Refunding Hospital Series 1998 RB
  5.85%, 01/01/22                                2,000      1,660,660
---------------------------------------------------------------------
Clark (County of) (Nevada Power Company
  Project); Series 1992 C IDR
  7.20%, 10/01/22                                1,000      1,025,960
---------------------------------------------------------------------
University of Nevada (Community College
  System); Series 2002 A RB
  5.40%, 07/01/31(a)                               500        496,320
=====================================================================
                                                            3,182,940
=====================================================================

NEW HAMPSHIRE-0.87%

New Hampshire (State of) Business Financial
  Authority (Alice Peck Day Health System);
  Series 1999 A RB
  6.88%, 10/01/19                                1,050      1,015,318
---------------------------------------------------------------------
New Hampshire (State of) Higher Educational &
  Health Facilities Authority (Daniel Webster
  College); Series 1994 RB
  7.63%, 07/01/04(d)(e)                             10         11,058
=====================================================================
                                                            1,026,376
=====================================================================

NEW JERSEY-4.59%

New Jersey (State of) Economic Development
  Authority (Continental Airlines Inc.
  Project); Special Facility Series 2000 RB
  7.00%, 11/15/30(b)                               500        475,150
---------------------------------------------------------------------
  7.20%, 11/15/30(b)                               425        413,912
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
NEW JERSEY-(CONTINUED)

New Jersey (State of) Economic Development
  Authority (Hamilton Continued Care); First
  Mortgage Series 2000 A RB
  8.35%, 11/01/30                              $ 1,200   $  1,213,272
---------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (Seashore Gardens Project); First
  Mortgage Series 2001 RB
  8.00%, 04/01/23                                  800        796,768
---------------------------------------------------------------------
  8.00%, 04/01/31                                  500        493,340
---------------------------------------------------------------------
New Jersey (State of) Economic Development
  Facilities Authority (Cedar Crest Village
  Inc.); Retirement Community Services Series
  2001 A RB
  7.25%, 11/15/21                                  500        486,695
---------------------------------------------------------------------
New Jersey (State of) Health Care Facilities
  Financing Authority (Raritan Bay Medical
  Center); Series 1994 RB
  7.25%, 07/01/14                                   50         50,555
---------------------------------------------------------------------
  7.25%, 07/01/27                                1,500      1,487,745
=====================================================================
                                                            5,417,437
=====================================================================

NEW YORK-5.94%

Monroe (County of) Industrial Development
  Agency (Woodland Village Project); Civic
  Facility Series 2000 RB
  8.55%, 11/15/32                                1,000      1,066,030
---------------------------------------------------------------------
New York (City of) Industrial Development
  Agency (Field Hotel Associates LP);
  Refunding Series 1998 RB
  5.80%, 11/01/13                                  475        397,584
---------------------------------------------------------------------
New York (City of) Industrial Development
  Agency (Marymount Manhattan College
  Project); Civic Facility Series 1993 RB
  7.00%, 07/01/03(d)(e)                            150        160,458
---------------------------------------------------------------------
New York (City of) Industrial Development
  Agency (Polytechnic University Project);
  Civic Facility Series 2000 RB
  6.13%, 11/01/30                                  500        513,085
---------------------------------------------------------------------
Onondaga (County of) Industrial Development
  Agency Solid Waste Disposal Facility
  (Solvay Paperboard LLC Project); Refunding
  Series 1998 IDR
  7.00%, 11/01/30(b)                             2,000      2,062,220
---------------------------------------------------------------------
Orange (County of) Industrial Development
  Agency (Arden Hill Life Care Center
  Newburgh); Civic Facility Series 2001 C RB
  7.00%, 08/01/31                                  550        526,883
---------------------------------------------------------------------
Suffolk (County of) Industrial Development
  Agency (Spellman High Voltage Facility);
  Series 1997 A IDR
  6.38%, 12/01/17(b)                               350        322,959
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
NEW YORK-(CONTINUED)

Syracuse (City of) Industrial Development
  Agency (Jewish Home); First Mortgage Series
  2001 A RB
  7.38%, 03/01/21                              $   350   $    358,806
---------------------------------------------------------------------
  7.38%, 03/01/31                                  500        508,770
---------------------------------------------------------------------
Westchester (County of) Industrial
  Development Agency (Hebrew Hospital Senior
  Housing Inc.); Continuing Care Retirement
  Series 2000 A RB
  7.00%, 07/01/21                                  600        590,388
---------------------------------------------------------------------
  7.38%, 07/01/30                                  500        500,310
=====================================================================
                                                            7,007,493
=====================================================================

NORTH CAROLINA-1.23%

North Carolina (State of) Medical Care
  Community Health Care Facilities (Arbor
  Acres United Methodist Community Project);
  First Mortgage Series 2002 RB
  6.38%, 03/01/32                                  500        486,000
---------------------------------------------------------------------
North Carolina (State of) Medical Care
  Community Retirement Facilities (Forest at
  Duke Project); First Mortgage Series 2002
  RB
  6.38%, 09/01/32                                  250        243,750
---------------------------------------------------------------------
North Carolina (State of) Medical Care
  Community Retirement Facilities (Village at
  Brookwood Project); First Mortgage Series
  2001 RB
  6.38%, 01/01/22                                  750        718,672
=====================================================================
                                                            1,448,422
=====================================================================

NORTH DAKOTA-0.33%

Grand Forks (City of) Senior Housing (4000
  Valley Square Project);
  Special Term Series 1997 RB
  6.38%, 12/01/34                                  495        385,481
=====================================================================

OHIO-4.20%

Cuyahoga (County of) Hospital Facilities
  (Canton Inc. Project); Series 2000 RB
  7.50%, 01/01/30                                  750        807,570
---------------------------------------------------------------------
Cuyahoga (County of) Port Authority; Tax
  Increment Series 2001 RB
  7.35%, 12/01/31                                1,000      1,001,010
---------------------------------------------------------------------
Fairfield (City of) Economic Development
  (Beverly Enterprises Inc. Project);
  Refunding Series 1992 RB
  8.50%, 01/01/03                                   35         35,411
---------------------------------------------------------------------
Franklin (County of) Health Care Facilities
  (Ohio Presbyterian); Series 2001 A RB
  7.13%, 07/01/29                                  500        491,955
---------------------------------------------------------------------
Lucas (County of) Health Care Facility
  (Sunset Retirement Communities); Refunding
  & Improvement Series 2000 A RB
  6.50%, 08/15/20                                  500        505,185
---------------------------------------------------------------------
  6.55%, 08/15/24                                  500        507,280
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
OHIO-(CONTINUED)

Madison (County of) (Madison County Hospital
  Project); Hospital Improvement Refunding
  Series 1998 RB
  6.25%, 08/01/18                              $   880   $    787,908
---------------------------------------------------------------------
  6.40%, 08/01/28                                  945        823,303
=====================================================================
                                                            4,959,622
=====================================================================

PENNSYLVANIA-13.31%

Allegheny (County of) Hospital Development
  Authority (Covenant at South Hills); Series
  2001 A RB
  8.63%, 02/01/21                                  500        521,180
---------------------------------------------------------------------
  8.75%, 02/01/31                                  500        521,965
---------------------------------------------------------------------
Allegheny (County of) Hospital Development
  Authority (Villa St. Joseph of Baden);
  Health Care Facilities Series 1998 RB
  6.00%, 08/15/28                                1,000        827,590
---------------------------------------------------------------------
Beaver (County of) Industrial Development
  Authority (Cleveland Electric Project);
  Refunding Series 1995 PCR
  7.63%, 05/01/25                                1,600      1,718,272
---------------------------------------------------------------------
Blair (County of) Industrial Development
  Authority (Village of Pennsylvania State
  Project); Series 2002 A RB
  6.90%, 01/01/22                                  500        489,390
---------------------------------------------------------------------
  7.00%, 01/01/34                                  500        487,505
---------------------------------------------------------------------
Chartiers Valley (City of) Industrial &
  Commercial Development Authority (Asbury
  Health Center); First Mortgage Refunding
  Series 1999 RB
  6.38%, 12/01/19                                1,000        949,660
---------------------------------------------------------------------
Clarion (County of) Industrial Development
  Authority (Beverly Enterprises Inc.
  Project); Refunding Series 2001 RB
  7.38%, 12/01/08                                  500        506,345
---------------------------------------------------------------------
Crawford (County of) Hospital Authority
  (Wesbury United Methodist Community);
  Senior Living Facilities Series 1999 RB
  6.25%, 08/15/29                                  750        700,748
---------------------------------------------------------------------
Cumberland (County of) Industrial Development
  Authority (Woods Cedar Run); First Mortgage
  Refunding Series 1998 A RB
  6.50%, 11/01/18()                              1,000        794,910
---------------------------------------------------------------------
Lancaster (County of) Hospital Authority
  (Saint Anne's Home); Series 1999 RB
  6.63%, 04/01/28                                1,000        956,520
---------------------------------------------------------------------
Lancaster (County of) Industrial Development
  Authority (Garden Sport Village Project);
  Series 2000 A RB
  7.60%, 05/01/22                                  250        252,255
---------------------------------------------------------------------
  7.63%, 05/01/31                                  500        503,590
---------------------------------------------------------------------
Lawrence (County of) Industrial Development
  Authority Senior Health & Housing
  Facilities (Shenango Presbyterian Center);
  Series 2001 B RB
  7.50%, 11/15/31                                1,000        947,790
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
PENNSYLVANIA-(CONTINUED)

Lehigh (County of) General Purpose Authority
  (Bible Fellowship Church Home Inc.); First
  Mortgage Series 2001 RB
  7.63%, 11/01/21                              $   250   $    243,348
---------------------------------------------------------------------
  7.75%, 11/01/33                                  750        736,050
---------------------------------------------------------------------
Montgomery (County of) Higher Education &
  Health Authority (Philadelphia Geriatric
  Center);
  Series 1999 A RB
  7.38%, 12/01/30                                1,340      1,325,461
---------------------------------------------------------------------
  Series 1999 D RB
  7.38%, 12/01/04(c)(d)                            110        121,864
---------------------------------------------------------------------
Montgomery (County of) Higher Education &
  Health Authority (Temple Continuing Care
  Center); Series 1999 RB
  6.63%, 07/01/19                                1,250      1,107,463
---------------------------------------------------------------------
  6.75%, 07/01/29                                  460        392,500
---------------------------------------------------------------------
North Penn (City of) Health Hospital and
  Education Authority (Maple Village
  Project); Hospital Series 2000 A RB
  8.00%, 10/01/32                                  300        297,963
---------------------------------------------------------------------
Pennsylvania (State of) Higher Education
  Facilities Authority (Student Association
  Inc. Project); Student Housing Series 2000
  A RB
  6.75%, 09/01/20                                  500        506,295
---------------------------------------------------------------------
  6.75%, 09/01/32                                  325        327,873
---------------------------------------------------------------------
Philadelphia (City of) Hospital & Higher
  Education Facilities Authority (Chestnut
  Hill College); Series 1999 RB
  6.00%, 10/01/29                                  500        464,245
=====================================================================
                                                           15,700,782
=====================================================================

SOUTH CAROLINA-1.58%

South Carolina (State of) Jobs and Economic
  Development Authority (Palmetto Health
  Alliance); Hospital Facilities Improvement
  Series 2000 A RB
  7.38%, 12/15/21                                  800        851,992
---------------------------------------------------------------------
South Carolina (State of) Jobs and Economic
  Development Authority (Westley Commons
  Project); Health Facilities First Mortgage
  Series 2000 RB
  7.75%, 10/01/15                                  700        714,091
---------------------------------------------------------------------
  8.00%, 10/01/31                                  300        295,161
=====================================================================
                                                            1,861,244
=====================================================================

TEXAS-10.41%

Abilene (City of) Health Facilities
  Development (Sears Methodist Retirement);
  Corporate Retirement Facilities
  Series 1998 A RB
  5.88%, 11/15/18                                1,000        877,900
---------------------------------------------------------------------
  Series 1999 RB
  5.88%, 11/15/18                                  450        393,867
---------------------------------------------------------------------
  Series 1999 RB
  6.00%, 11/15/29                                  550        464,937
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
TEXAS-(CONTINUED)

Atlanta (City of) Hospital Authority;
  Hospital Facility Series 1999 RB
  6.70%, 08/01/19                              $   500   $    476,820
---------------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Villa Madrid/Cumberland Apartments);
  Multifamily Housing Series 1998 A RB
  7.25%, 05/01/16                                  200        200,586
---------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann Health
  Care Project); Hospital Series 2001 A RB
  6.38%, 06/01/29                                  500        514,445
---------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (St. Luke's Episcopal
  Hospital); Series 2001 A RB
  5.63%, 02/15/18                                  750        747,998
---------------------------------------------------------------------
Houston (City of) Airport System (Continental
  Airlines Project); Special Facilities
  Series 2001 E RB
  6.75%, 07/01/29(b)                             1,500      1,315,335
---------------------------------------------------------------------
Matagorda (County of) Navigation District
  No.1 (Reliant Energy Project); Refunding
  Series 1999 B IDR
  5.95%, 05/01/30(b)                               500        478,960
---------------------------------------------------------------------
Meadow Parc Development Inc. (Meadow Parc
  Apartments Project); Multifamily Housing
  Series 1998 RB
  6.50%, 12/01/30                                1,000        921,090
---------------------------------------------------------------------
Midlothian (City of) Development Authority;
  Tax Increment Contract
  Series 1999 RB
  6.70%, 11/15/23                                1,000        942,870
---------------------------------------------------------------------
  Series 2001 RB
  7.88%, 11/15/26                                1,000      1,046,660
---------------------------------------------------------------------
Richardson (City of) Hospital Authority
  (Richardson Medical Center); Unrefunded
  Hospital Series 1993 RB
  6.75%, 12/01/23                                1,000      1,003,720
---------------------------------------------------------------------
Texas (State of) Gulf Coast Waste Disposal
  Authority (Valero Energy Corp. Project);
  Waste Disposal Series 2001 IDR
  6.65%, 04/01/32(b)                               900        931,869
---------------------------------------------------------------------
University of Texas (Financing System);
  Series 2001 C RB
  5.00%, 08/15/20                                1,000        966,130
---------------------------------------------------------------------
Woodhill Public Facilities Corp. (Woodhill
  Apartments Project); Multifamily Housing
  Series 1999 RB
  7.50%, 12/01/29                                1,000      1,000,520
=====================================================================
                                                           12,283,707
=====================================================================

VERMONT-0.64%

Vermont (State of) Education & Health
  Buildings Financing Agency (Copley Manor
  Project); Health Care Facilities Series
  1999 RB
  6.25%, 04/01/29                                1,000        757,350
=====================================================================

                                                 PAR        MARKET
                                                (000)       VALUE

VIRGINIA-2.40%

Albemarle (County of) Industrial Development
  Authority (Westminster-Canterbury Project);
  Residential Care Facilities Series 2001 A
  RB
  6.20%, 01/01/31                              $ 1,000   $    982,890
---------------------------------------------------------------------
Hampton (City of) Redevelopment and Housing
  Authority (Olde Hampton Hotel Association);
  First Mortgage Refunding Series 1998 A RB
  6.50%, 07/01/16                                  500        457,165
---------------------------------------------------------------------
Lynchburg (City of) Industrial Development
  Authority Residential Care Facilities (The
  Summit); Mortgage Series 2002 A RB
  6.25%, 01/01/28                                  500        490,285
---------------------------------------------------------------------
Newport News (City of) Redevelopment and
  Housing Authority (Residential Rental-St.
  Michaels); Multifamily Housing Series 1998
  RB
  7.63%, 11/01/18                                1,005        904,440
=====================================================================
                                                            2,834,780
=====================================================================

WASHINGTON-0.30%

Washington (State of) (Energy Northwest's
  Wind Project);
  Series 2001 A RB
  6.00%, 07/01/23                                  170        164,246
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
WASHINGTON-(CONTINUED)

  Series 2001 B RB
  6.00%, 07/01/23                              $   190   $    183,569
=====================================================================
                                                              347,815
=====================================================================

WISCONSIN-2.12%

Wisconsin (State of) Health & Educational
  Facilities Authority (FH Healthcare
  Development Inc. Project); Series 1999 RB
  6.25%, 11/15/20                                1,250      1,247,163
---------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (New Castle Place Inc.
  Project); Series 2001 A RB
  7.00%, 12/01/31                                  250        241,208
---------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Oakwood Villlage
  Project); Series 2000 A RB
  7.63%, 08/15/30                                1,000      1,014,530
=====================================================================
                                                            2,502,901
=====================================================================
TOTAL INVESTMENTS-98.21% (Cost $118,213,790)              115,863,332
=====================================================================
OTHER ASSETS LESS LIABILITIES-1.79%                         2,111,784
=====================================================================
NET ASSETS-100.00%                                       $117,975,116
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

GO   - General Obligation Bonds
IDR  - Industrial Development Revenue Bonds
LOC  - Letter of Credit
PCR  - Pollution Control Revenue Bonds
RB   - Revenue Bonds

Notes to Schedule of Investments:

(a) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(b) Security subject to the alternative minimum tax.
(c) Secured by an escrow fund of U.S. Treasury obligations.
(d) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
MARCH 31, 2002

ASSETS:

Investments, at market value (cost
  $118,213,790)                                $115,863,332
-----------------------------------------------------------
Cash                                                692,402
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,767,302
-----------------------------------------------------------
  Fund shares sold                                  142,916
-----------------------------------------------------------
  Interest                                        2,555,032
-----------------------------------------------------------
Investment for deferred compensation plan            23,170
-----------------------------------------------------------
Other assets                                         18,315
===========================================================
    Total assets                                121,062,469
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,291,874
-----------------------------------------------------------
  Fund shares reacquired                            292,420
-----------------------------------------------------------
  Dividends                                         325,976
-----------------------------------------------------------
  Deferred compensation plan                         23,170
-----------------------------------------------------------
Accrued distribution fees                           103,263
-----------------------------------------------------------
Accrued trustees' fees                                1,800
-----------------------------------------------------------
Accrued transfer agent fees                           7,695
-----------------------------------------------------------
Accrued operating expenses                           41,155
===========================================================
    Total liabilities                             3,087,353
===========================================================
Net assets applicable to shares outstanding    $117,975,116
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 70,872,939
___________________________________________________________
===========================================================
Class B                                        $ 35,810,577
___________________________________________________________
===========================================================
Class C                                        $ 11,291,600
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           8,250,869
___________________________________________________________
===========================================================
Class B                                           4,163,803
___________________________________________________________
===========================================================
Class C                                           1,312,985
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.59
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.59 divided by
      95.25%)                                  $       9.02
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.60
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.60
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME:

Interest                                        $ 7,554,508
===========================================================

EXPENSES:

Advisory fees                                       665,282
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                        5,214
-----------------------------------------------------------
Distribution fees -- Class A                        175,981
-----------------------------------------------------------
Distribution fees -- Class B                        319,126
-----------------------------------------------------------
Distribution fees -- Class C                         85,754
-----------------------------------------------------------
Transfer agent fees                                  55,469
-----------------------------------------------------------
Trustees' fees                                        7,139
-----------------------------------------------------------
Other                                               129,798
===========================================================
    Total expenses                                1,493,763
===========================================================
Less: Fees waived                                  (575,781)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,185)
===========================================================
    Net expenses                                    916,797
===========================================================
Net investment income                             6,637,711
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (1,373,656)
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                           1,001,629
===========================================================
Net gain (loss) from investment securities         (372,027)
===========================================================
Net increase in net assets resulting from
  operations                                    $ 6,265,684
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED MARCH 31, 2002 AND 2001

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $  6,637,711    $  4,483,064
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (1,373,656)     (3,192,523)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   1,001,629       2,558,954
==========================================================================================
    Net increase in net assets resulting from operations         6,265,684       3,849,495
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (4,375,332)     (3,090,333)
------------------------------------------------------------------------------------------
  Class B                                                       (1,737,007)     (1,280,944)
------------------------------------------------------------------------------------------
  Class C                                                         (465,897)       (273,602)
------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                               --          (6,796)
------------------------------------------------------------------------------------------
  Class B                                                               --          (3,264)
------------------------------------------------------------------------------------------
  Class C                                                               --            (700)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        8,187,685      24,659,023
------------------------------------------------------------------------------------------
  Class B                                                       10,223,695       5,708,561
------------------------------------------------------------------------------------------
  Class C                                                        4,528,845       2,742,674
==========================================================================================
    Net increase in net assets                                  22,627,673      32,304,114
==========================================================================================

NET ASSETS:

  Beginning of year                                             95,347,443      63,043,329
==========================================================================================
  End of year                                                 $117,975,116    $ 95,347,443
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $128,671,148    $105,741,417
------------------------------------------------------------------------------------------
  Undistributed net investment income                               38,463        (110,507)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (8,384,037)     (6,935,955)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (2,350,458)     (3,347,512)
==========================================================================================
                                                              $117,975,116    $ 95,347,443
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MARCH 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Income Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.

       The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 93% of the Fund's investment portfolio at the end of the period.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On March 31, 2002, undistributed net investment income (loss) was increased by $84,920, undistributed net realized gains (losses) were decreased by $74,426 and shares of beneficial interest were decreased by $10,494 as a result of differing book/tax treatment of non-deductible organizational expenses, defaulted securities, and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends", as defined in the Internal Revenue Code.

       The Fund's capital loss carryforward of $7,821,164 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD    EXPIRATION
   ------------  --------------
   $  11,394     March 31, 2007
   ----------------------------
     995,895     March 31, 2008
   ----------------------------
    3,558,416    March 31, 2009
   ----------------------------
    3,255,459    March 31, 2010
   ============================
   $7,821,164
   ____________________________
   ============================


       As of March 31, 2002, the Fund has a post-October capital loss deferral of $562,873, which will be recognized in the following tax year.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Prior to April 1, 2001, the Fund did not amortize market discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $4,575 increase in the cost of securities and a corresponding $4,575 decrease in net unrealized gains and losses, based on securities held by the Fund on April 1, 2001.

  The effect of this change in fiscal year 2002 was to increase net investment income by $7,837, decrease net unrealized gains and losses by $5,126 and decrease net realized gains and losses by $2,711. As a result, the net investment income per share was increased by $0.01, net realized and unrealized gains and losses per share decreased by $0.01 and the ratio of net investment income to average net assets remained unchanged.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based upon the following annual rates, to the average daily net assets of the Fund:

NET ASSETS                                     ANNUAL RATE
----------                                     -----------
First $500 million                                 0.60%
----------------------------------------------------------
Over $500 million up to and including $1
  billion                                          0.55%
----------------------------------------------------------
Over $1 billion up to and including $1.5
  billion                                          0.50%
----------------------------------------------------------
Over $1.5 billion                                  0.45%
__________________________________________________________
==========================================================


  During the year ended March 31, 2002, AIM waived fees of $575,781.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2002, AFS was paid $28,867 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended March 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $175,981, $319,126 and $85,754, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $74,990 from sales of the Class A shares of the Fund during the year ended March 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended March 31, 2002, AIM Distributors retained $214 and $4,370 in contingent deferred sales charges imposed on redemptions of Class A and Class C shares, respectively. AIM Distributors did not receive any contingent deferred sales charges for Class B shares.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended March 31, 2002, the Fund paid legal fees of $3,160 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended March 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,185 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,185.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended March 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2002 and 2001 was as follows:

                                        2002          2001
                                     ----------    ----------
Distributions paid from:
  Ordinary income -- tax-exempt      $6,578,236    $4,644,879
-------------------------------------------------------------
  Ordinary income -- taxable                 --        10,760
=============================================================
                                     $6,578,236    $4,655,639
_____________________________________________________________
=============================================================


  As of March 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income -- tax-exempt    $     53,446
-----------------------------------------------------------
Capital loss carryforward                        (7,821,164)
-----------------------------------------------------------
Unrealized appreciation (depreciation)           (2,928,314)
===========================================================
                                               $(10,696,032)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily due to the tax deferral of capital losses incurred after October 31.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended March 31, 2002 was $57,928,155 and $32,671,711 respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of March 31, 2002 was as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 1,938,476
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (4,279,713)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(2,341,237)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $118,204,569.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended March 31, 2002 and 2001 were as follows:

                                                                         2002                         2001
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
                                                              ----------    ------------    ----------    -----------
Sold:
  Class A                                                      3,982,092    $ 34,583,981     3,718,805    $31,879,509
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,807,094      15,706,727     1,501,090     12,898,072
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        989,594       8,586,847       672,004      5,765,277
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        225,105       1,951,631       175,324      1,502,755
---------------------------------------------------------------------------------------------------------------------
  Class B                                                         87,253         758,083        66,246        568,270
---------------------------------------------------------------------------------------------------------------------
  Class C                                                         29,497         256,000        18,201        156,143
=====================================================================================================================
Reacquired:
  Class A                                                     (3,265,341)    (28,347,927)   (1,015,267)    (8,723,241)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (720,671)     (6,241,115)     (904,478)    (7,757,781)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                       (495,955)     (4,314,002)     (370,320)    (3,178,746)
=====================================================================================================================
                                                               2,638,668    $ 22,940,225     3,861,605    $33,110,258
_____________________________________________________________________________________________________________________
=====================================================================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                                           JANUARY 2, 1998
                                                                                                           (DATE OPERATIONS
                                                                        YEAR ENDED MARCH 31,                COMMENCED) TO
                                                              -----------------------------------------       MARCH 31,
                                                               2002        2001       2000       1999            1998
                                                              -------     -------    -------    -------    ----------------
Net asset value, beginning of period                          $  8.59     $  8.72    $ 10.04    $  9.99        $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.55(a)     0.54       0.56       0.54           0.11
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.01)      (0.11)     (1.32)      0.05          (0.01)
===========================================================================================================================
    Total from investment operations                             0.54        0.43      (0.76)      0.59           0.10
===========================================================================================================================
Less dividends from net investment income                       (0.54)      (0.56)     (0.56)     (0.54)         (0.11)
===========================================================================================================================
Net asset value, end of period                                $  8.59     $  8.59    $  8.72    $ 10.04        $  9.99
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                  6.41%       5.12%     (7.79)%     6.01%          1.04%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $70,873     $62,820    $38,645    $49,570        $17,787
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               0.55%(c)    0.55%      0.50%      0.29%          0.25%(d)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.07%(c)    1.17%      1.28%      1.29%          1.65%(d)
===========================================================================================================================
Ratio of net investment income to average net assets             6.26%(a)(c)    6.23%    5.95%     5.41%          4.80%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            30%         15%        51%        30%            21%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of all discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share would have been $0.54 and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $70,392,341.
(d)  Annualized.

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                                           JANUARY 2, 1998
                                                                                                           (DATE OPERATIONS
                                                                        YEAR ENDED MARCH 31,                COMMENCED) TO
                                                              -----------------------------------------       MARCH 31,
                                                               2002        2001       2000       1999            1998
                                                              -------     -------    -------    -------    ----------------
Net asset value, beginning of period                          $  8.61     $  8.72    $ 10.04    $  9.99         $10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.48(a)     0.47       0.48       0.47           0.09
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.02)      (0.10)     (1.32)      0.04          (0.01)
===========================================================================================================================
    Total from investment operations                             0.46        0.37      (0.84)      0.51           0.08
===========================================================================================================================
Less dividends from net investment income                       (0.47)      (0.48)     (0.48)     (0.46)         (0.09)
===========================================================================================================================
Net asset value, end of period                                $  8.60     $  8.61    $  8.72    $ 10.04         $ 9.99
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                  5.47%       4.44%     (8.54)%     5.23%          0.81%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $35,811     $25,730    $20,298    $13,850         $2,699
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.31%(c)    1.30%      1.26%      1.04%          1.00%(d)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.83%(c)    1.92%      2.04%      2.04%          2.44%(d)
===========================================================================================================================
Ratio of net investment income to average net assets             5.50%(a)(c)    5.48%    5.19%     4.66%          4.05%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            30%         15%        51%        30%            21%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of all discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $31,912,549.
(d)  Annualized.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                                        JANUARY 2, 1998
                                                                                                        (DATE OPERATIONS
                                                                       YEAR ENDED MARCH 31,              COMMENCED) TO
                                                              --------------------------------------       MARCH 31,
                                                               2002        2001      2000      1999           1998
                                                              -------     ------    ------    ------    ----------------
Net asset value, beginning of period                          $  8.61     $ 8.72    $10.04    $ 9.99         $10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.48(a)    0.47      0.48      0.47           0.09
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.02)     (0.10)    (1.32)     0.04          (0.01)
========================================================================================================================
    Total from investment operations                             0.46       0.37     (0.84)     0.51           0.08
========================================================================================================================
Less dividends from net investment income                       (0.47)     (0.48)    (0.48)    (0.46)         (0.09)
========================================================================================================================
Net asset value, end of period                                $  8.60     $ 8.61    $ 8.72    $10.04         $ 9.99
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  5.47%      4.43%    (8.54)%    5.23%          0.79%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,292     $6,797    $4,100    $3,017         $  738
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.31%(c)   1.30%     1.26%     1.04%          1.00%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.83%(c)   1.92%     2.04%     2.04%          2.44%(d)
========================================================================================================================
Ratio of net investment income to average net assets             5.50%(a)(c)   5.48%   5.19%    4.66%          4.05%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                            30%        15%       51%       30%            21%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of all discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,575,446.
(d)  Annualized.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of the AIM Tax-Exempt Cash Fund and the Board of Trustees of AIM Tax-Exempt Funds:

We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Cash Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2002, the related statement of operations for the period then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended March 31, 2000 were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Cash Fund as of March 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP


Houston, Texas
May 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

MARCH 31, 2002


                                                 RATINGS(a)     PAR
                                                S&P   MOODY'S  (000)        VALUE
SHORT-TERM MUNICIPAL OBLIGATIONS-86.60%

ALABAMA-4.66%

Alabama (State of) Mental Health Finance
  Authority; Special Tax Series 1995 Bond
  4.88%, 05/01/02(b)                            AAA     Aaa    $  200    $   200,436
------------------------------------------------------------------------------------
Montgomery (City of) Industrial Development
  Board (Industrial Partners Project);
  Refunding VRD Series 1989 RB
  (LOC-Suntrust Bank)
  1.65%, 01/01/07(c)                            --      Aa3     1,030      1,030,000
------------------------------------------------------------------------------------
Ridge (City of) Improvement District; Special
  Assessment VRD Series 2000 RB
  (LOC-AmSouth Bank)
  1.65%, 10/01/25(c)                            --    VMIG-1    1,335      1,335,000
====================================================================================
                                                                           2,565,436
====================================================================================

ARIZONA-1.76%

Graham (County of) University School District
  No. 1 (Safford Project); Unlimited Tax
  Series 1999 B GO
  3.90%, 07/01/02(b)                            --      Aaa       200        200,811
------------------------------------------------------------------------------------
Maricopa (County of) School District No. 6
  (Washington Elementary School); Unlimited
  Tax Series 1996 A GO
  6.75%, 07/01/02(b)                            AAA     Aaa       460        465,270
------------------------------------------------------------------------------------
Maricopa (County of) School District No. 48
  (Scottsdale Project); Unlimited Tax Series
  1999 C GO
  5.00%, 07/01/02                               AA      Aa2       300        302,029
====================================================================================
                                                                             968,110
====================================================================================

COLORADO-0.77%

Moffat (County of) (Colorado-Ute Electric
  Association); Refunding VRD Series 1984 PCR
  1.60%, 07/01/10(b)(c)                        A-1+   VMIG-1      425        425,000
====================================================================================

DISTRICT OF COLUMBIA-1.40%

District of Columbia; Multimodal Unlimited
  Tax Series 2000 B GO
  1.50%, 06/01/30(b)(c)                        A-1+   VMIG-1      770        770,000
====================================================================================

FLORIDA-16.86%

Cape Coral (City of) (Water Utility
  Improvements); Special Obligation Series
  1992 RB
  6.38%, 06/01/02(d)(e)                         AAA     Aaa       500        513,628
------------------------------------------------------------------------------------

                                                 RATINGS(a)     PAR
                                                S&P   MOODY'S  (000)        VALUE

FLORIDA-(CONTINUED)

Dade (County of); Special Obligation VRD
  Series 1990 RB
  (LOC-Nationsbank N.A.)
  1.55%, 10/01/10(c)                           A-1+   VMIG-1   $  840    $   840,000
------------------------------------------------------------------------------------
Dade (County of) Industrial Development
  Authority (Stephen M. Greene Management Co.
  Project); Refunding VRD Series 1989 A IDR
  (LOC-Suntrust Bank N.A.) 1.70%, 11/01/02(c)   --    VMIG-1      140        140,000
------------------------------------------------------------------------------------
Florida (State of) Board of Education;
  Lottery Series 2000 C RB
  5.25%, 07/01/02(b)                            AAA     Aaa       250        251,877
------------------------------------------------------------------------------------
Florida (State of) Capital Trust Agency;
  Multifamily Housing VRD Series 2000 B RB
  1.63%, 12/01/32(c)(f)                        A-1+     --      4,624      4,624,000
------------------------------------------------------------------------------------
Florida (State of) Turnpike Authority; Series
  1992 A RB
  6.30%, 07/01/02(d)(e)                         AAA     Aaa       100        101,991
------------------------------------------------------------------------------------
Gulf Breeze (City of) Healthcare Facilities
  Authority (Heritage Healthcare Project);
  VRD Series 1999 RB
  1.63%, 01/01/24(c)                            --    VMIG-1    2,800      2,800,000
====================================================================================
                                                                           9,271,496
====================================================================================

GEORGIA-2.73%

Cobb (County of) Kennestone Hospital
  Authority (Equipment Pool Project); VRD
  Series 1999 RAC 1.60%, 04/01/26(c)           A-1+   VMIG-1    1,500      1,500,000
====================================================================================

IDAHO-0.91%

Canyon (County of) School District No. 132;
  Refunding Unlimited Tax Series 2001 GO
  3.50%, 07/30/02(b)                            AAA     Aaa       500        502,526
====================================================================================

ILLINOIS-7.81%

Berwyn (City of); Unlimited Tax Series 1999
  GO
  3.70%, 12/01/02(b)                            AAA     --        320        323,249
------------------------------------------------------------------------------------
Illinois (State of); Refunding Unlimited Tax
  Series 1995 GO
  5.13%, 12/01/02(b)                            AAA     Aaa       335        342,708
------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (American College of Surgeons);
  VRD Series 1996 RB
  (LOC-Northern Trust Co.)
  1.60%, 08/01/26(c)                           A-1+     --        508        508,000
------------------------------------------------------------------------------------


                                                 RATINGS(a)     PAR
                                                S&P   MOODY'S  (000)        VALUE
ILLINOIS-(CONTINUED)

Illinois (State of) Health Facilities
  Authority (Franciscan Eldercare Project);
  Refunding VRD Series 1996 C RB
  (LOC-Lasalle National Bank)
  1.55%, 05/15/26(c)                           A-1+     --     $1,420    $ 1,420,000
------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Loyola University Health
  System); Taxable VRD Series 1997 C RB
  1.90%, 07/01/24(b)(c)(g)                     A-1+   VMIG-1    1,700      1,700,000
====================================================================================
                                                                           4,293,957
====================================================================================

INDIANA-2.44%

Indiana (State of) Health Facilities
  Financing Authority (Sisters of St. Francis
  Health Services, Inc.); Refunding Hospital
  Series 1999 A RB
  4.00%, 11/01/02(b)                            --      Aaa       380        385,299
------------------------------------------------------------------------------------
Indiana (State of) Health Facilities
  Financing Authority (St. Anthony Medical
  Center); Refunding Hospital Series 1992 B
  RB
  7.00%, 04/01/02(d)(e)                         NRR     A2        445        453,900
------------------------------------------------------------------------------------
Twin Lakes School Building Improvement Corp.
  (First Mortgage); Refunding Series 2001 RB
  2.70%, 07/10/02(b)                            AAA     Aaa       500        500,742
====================================================================================
                                                                           1,339,941
====================================================================================

IOWA-3.45%

Carroll (City of) Community School District;
  Refunding Unlimited Tax Series 2001 A GO
  3.50%, 05/01/02(b)                            --      Aaa       290        290,035
------------------------------------------------------------------------------------
Iowa (State of) Higher Education Loan
  Authority (Private College Facilities);
  Refunding Series 1996 RB
  5.00%, 08/01/02(b)                            AAA     Aaa       500        504,686
------------------------------------------------------------------------------------
Iowa (State of) Higher Education Loan
  Authority (Private College Facilities-Grand
  View Project); VRD Series 2000 RB
  (LOC-Firstar Bank N.A.)
  1.50%, 10/01/25(c)                            A-1     --      1,100      1,100,000
====================================================================================
                                                                           1,894,721
====================================================================================

LOUISIANA-0.98%

St. Charles Parish (Public Improvement
  Project); Refunding Sales Tax Series 2002
  RB
  3.00%, 11/01/02(b)                            --      Aaa       535        539,155
====================================================================================

                                                 RATINGS(a)     PAR
                                                S&P   MOODY'S  (000)        VALUE


MAINE-0.37%

Maine (State of) Municipal Bond Bank (State
  Revolving Loan Fund Program); Sewer & Water
  Series 1997 A RB
  4.30%, 11/01/02(b)                            AAA     Aaa    $  200    $   202,356
====================================================================================

MARYLAND-5.82%

Baltimore (County of) (Blue Circle Inc.
  Project); Refunding Economic Development
  VRD Series 1992 RB
  (LOC-Den Danske Bank A/S)
  1.60%, 12/01/17(c)                            --    VMIG-1    2,900      2,900,000
------------------------------------------------------------------------------------
Howard (County of) (Owen Brown Joint
  Venture); Refunding VRD Series 1990 RB
  (LOC-Bank of America N.A.)
  1.45%, 05/01/11(c)                            --      P-1       300        300,000
====================================================================================
                                                                           3,200,000
====================================================================================

MASSACHUSETTS-1.06%

Gloucester (City of); Limited Tax Series 2001
  GO
  6.50%, 08/01/02(b)                            AAA     Aaa       200        203,292
------------------------------------------------------------------------------------
Massachusetts (State of) Water Resources
  Authority; Series 1992 A RB
  6.75%, 07/15/02(d)(e)                         AAA     Aaa       370        382,137
====================================================================================
                                                                             585,429
====================================================================================

MICHIGAN-3.82%

Anchor Bay (City of) School District;
  Refunding Unlimited Tax Series 2002 GO
  2.50%, 05/01/02                               AAA     Aaa       585        585,535
------------------------------------------------------------------------------------
Greater Detroit (City of) Resources Recovery
  Authority; Refunding Series 1996 A RB
  5.00%, 12/13/02(b)                            AAA     Aaa       400        408,487
------------------------------------------------------------------------------------
Kalamazoo (County of) Sewage Disposal System
  (Indian Lake); Limited Tax Series 1998 GO
  4.30%, 06/01/02                               AA      A1        200        200,675
------------------------------------------------------------------------------------
Kingsley (City of) Area Schools; Unlimited
  Tax Series 1999 GO
  4.38%, 05/01/02                               AAA     Aaa       240        240,415
------------------------------------------------------------------------------------
Meridian (City of) (Hannah Research &
  Technology Center); Economic Development
  VRD Series 1984 RB
  (LOC-Comerica Bank)
  1.55%, 11/15/14(c)                           A-1+     --        100        100,000
------------------------------------------------------------------------------------
Oakland (County of) Minnow Pond Drain
  District; Refunding Limited Tax Series 2001
  GO
  4.00%, 05/01/02                               AAA     Aaa       565        565,569
====================================================================================
                                                                           2,100,681
====================================================================================


                                                 RATINGS(a)     PAR
                                                S&P   MOODY'S  (000)        VALUE

MINNESOTA-1.64%

Fairview Hospital & Healthcare Services;
  Refunding ACES Taxable VRD Series 1994 A RB
  1.90%, 11/01/15(b)(c)(g)                      A-1   VMIG-1   $  900    $   900,000
====================================================================================

MISSISSIPPI-1.09%

Jackson (City of); Refunding Unlimited Tax
  Series 2002 GO
  4.00%, 05/01/02(b)                            AAA     Aaa       600        601,262
====================================================================================

MONTANA-0.73%

Missoula (City of) (Washington Corp.
  Project); VRD Series 1984 IDR (LOC-Bank of
  Montreal) 1.41%, 11/01/04(c)                  --    VMIG-1      400        400,000
====================================================================================

NEBRASKA-0.18%

Douglas (County of) Hospital Authority No.1
  (Alegent Health Immanuel Medical Center);
  Refunding Hospital Series 1997 RB
  4.45%, 09/01/02(b)                            AAA     --        100        100,900
====================================================================================

NEVADA-0.24%

Henderson (City of) Public Improvement Trust
  (Multifamily-Pueblo I Project); Refunding
  Housing Series 1995 A RB
  (LOC-Credit Suisse First
  Boston Corp.)
  1.65%, 08/01/26(c)                           A-1+     --        130        130,000
====================================================================================

NEW MEXICO-1.00%

Silver City (City of); Refunding VRD Series
  1995 A RB
  (LOC-LaSalle National Bank)
  1.70%, 11/15/10(c)                            --      P-1       550        550,000
====================================================================================

NORTH CAROLINA-0.69%

University of North Carolina at Charlotte
  (City of) Parking System; Refunding Series
  2002 RB
  3.50%, 01/01/03(b)                            --      Aaa       375        378,614
====================================================================================

OHIO-2.55%

Belmont (County of); Refunding Limited Tax
  Series 1993 GO
  4.30%, 12/01/02(b)                            AAA     Aaa       390        395,877
------------------------------------------------------------------------------------
Columbus (City of); Limited Tax Series 1993-2
  GO
  5.00%, 09/15/02                               AAA     Aaa       300        304,067
------------------------------------------------------------------------------------
Marion (County of) (Pooled Lease Program);
  Hospital Improvement VRD Series 1990 RB
  (LOC-Bank One N.A.)
  1.54%, 08/01/20(c)                            A-1     --        700        700,000
====================================================================================
                                                                           1,399,944
====================================================================================

                                                 RATINGS(a)     PAR
                                                S&P   MOODY'S  (000)        VALUE


PENNSYLVANIA-7.00%

Butler (County of) Industrial Development
  Authority (Pennzoil Co. Project); VRD
  Series 1982 PCR (LOC-Mellon Bank N.A.)
  2.10%, 12/01/12(c)                           A-1+     --     $  155    $   155,000
------------------------------------------------------------------------------------
Clinton (County of) Municipal Authority (Lock
  Haven Hospital Project); Hospital VRD
  Series 1991 RB
  (LOC-PNC Bank N.A.)
  1.75%, 09/01/07(c)                            A-1     --      1,365      1,365,000
------------------------------------------------------------------------------------
Eagle Tax Exempt Trust; Class A Series COP
  1.58%, 05/01/07(b)(c)(h)                     A-1+C    --      1,295      1,295,000
------------------------------------------------------------------------------------
Philadelphia (State of) School District;
  Unlimited Tax Series 1992 A GO
  6.50%, 05/15/02(d)(e)                         AAA     Aaa       600        610,101
------------------------------------------------------------------------------------
Washington (County of) Authority (Higher
  Education Pooled Equipment Lease); Lease
  VRD Series 1985 RB
  (LOC-First Union National
  Bank)
  1.55%, 11/01/05(c)                            --    VMIG-1      425        425,000
====================================================================================
                                                                           3,850,101
====================================================================================

SOUTH CAROLINA-0.65%

Charleston (City of); Refunding Unlimited Tax
  Series 2001 B GO
  3.50%, 07/01/02                               AA+     Aa2       355        356,139
====================================================================================

TENNESSEE-2.21%

Hamilton (County of) Industrial Development
  Board (Trade Center Hotel); Refunding VRD
  Series 1998 A IDR (LOC-Mellon Bank N.A.)
  1.70%, 09/01/16(c)                            --    VMIG-1      443        442,750
------------------------------------------------------------------------------------
Knoxville (City of) Waste Water System;
  Refunding Series 2001 RB
  4.00%, 04/01/02                               AA      Aa3       775        775,000
====================================================================================
                                                                           1,217,750
====================================================================================

TEXAS-4.39%

Bryan (City of) Waterworks & Sewer System;
  Limited Tax Series 2001 A GO Ctfs.
  6.00%, 08/15/02(b)                            AAA     Aaa       640        649,428
------------------------------------------------------------------------------------
College Station (City of) Independent School
  District; Refunding Unlimited Tax Series
  1993 GO
  4.75%, 05/15/02(d)(e)                         AAA     Aaa       495        496,918
------------------------------------------------------------------------------------
Dallas (County of); Refunding Limited Tax
  Series 1993 B GO
  4.80%, 08/15/02                               AAA     Aaa       200        201,648
------------------------------------------------------------------------------------


                                                 RATINGS(a)     PAR
                                                S&P   MOODY'S  (000)        VALUE
TEXAS-(CONTINUED)

Galveston (City of) Industrial Development
  Corp.; Refunding Sales Tax Series 2001 B RB
  3.75%, 09/01/02(b)                            AAA     Aaa    $  115    $   115,692
------------------------------------------------------------------------------------
Texas (State of) Water Financial Assistance;
  Refunding Unlimited Tax Series 1998 A&C GO
  4.30%, 08/01/02                               AA      Aa1       270        271,776
------------------------------------------------------------------------------------
Texas (State of) Water Resources Finance
  Authority; Refunding Series 1999 RB
  3.80%, 08/15/02(b)                            AAA     Aaa       200        201,400
------------------------------------------------------------------------------------
Trinity River Industrial Development
  Authority (Radiation Sterilizers); VRD
  Series 1985 A IDR (LOC-American National
  Bank)
  1.50%, 11/01/05(c)                            A-1     --        250        250,000
------------------------------------------------------------------------------------
Tyler (City of) Junior College District;
  Series 1992 RB
  5.80%, 08/01/02(e)                            AAA     Aaa       225        228,142
====================================================================================
                                                                           2,415,004
====================================================================================

UTAH-0.92%

Nebo (City of) School District; Unlimited Tax
  Series 2000 GO
  7.00%, 07/01/02                               AAA     Aaa       500        506,377
====================================================================================

VIRGINIA-2.91%

Norfolk (City of) Industrial Development
  Authority (Children's Hospital); Refunding
  Hospital Series 1993 IDR 4.60%, 06/01/02(b)   AAA     Aaa       100        100,311
------------------------------------------------------------------------------------
Norfolk (City of) Industrial Development
  Authority (Sentara Health System);
  Commercial Paper Notes 1.45%, 05/08/02       A-1+     P-1     1,500      1,500,000
====================================================================================
                                                                           1,600,311
====================================================================================

WASHINGTON-4.13%

Chelan (County of) Public Utility District
  (Chelan Hydro Project); Refunding
  Construction Series 1998 D RB
  4.50%, 07/01/02                               AA      Aa2       500        503,030
------------------------------------------------------------------------------------
Kitsap (County of); Limited Tax Series 1992 A
  GO
  5.80%, 11/01/02(b)                            AAA     Aaa       200        204,381
------------------------------------------------------------------------------------

                                                 RATINGS(a)     PAR
                                                S&P   MOODY'S  (000)        VALUE

WASHINGTON-(CONTINUED)

Port Kalama (City of) Public Corp. (Conagra
  Inc. Project); VRD Series 1983 RB
  (LOC-Morgan Guaranty Trust) 1.55%,
  01/01/04(c)                                  A-1+     --     $  515    $   515,000
------------------------------------------------------------------------------------
Port Seattle (City of) Industrial Development
  Corp. (Sysco Food Services Project);
  Refunding VRD Series 1994 IDR
  1.60%, 11/01/25(c)                           A-1+   VMIG-1    1,050      1,050,000
====================================================================================
                                                                           2,272,411
====================================================================================

WISCONSIN-1.43%

Kettle Moraine School District; Refunding
  Unlimited Tax Series 2001 C GO
  3.00%, 04/01/02(b)                            --      Aaa       130        130,000
------------------------------------------------------------------------------------
Mukwonago (City of) Waterworks & Sewer
  System; Refunding Series 2002 Jr. Sub. RB
  3.25%, 12/01/02(b)                            --      Aaa       155        156,487
------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Hospital Sisters
  Services Inc.); Refunding Series 1993 RB
  4.90%, 06/01/02(b)                            AAA     Aaa       500        501,805
====================================================================================
                                                                             788,292
====================================================================================
  Total Short-Term Municipal Obligations
    (Cost $47,625,913)                                                    47,625,913
====================================================================================

MASTER NOTE AGREEMENTS(g)-5.09%

DIVERSIFIED FINANCIAL SERVICES-5.09%

Merrill Lynch Mortgage Capital, Inc.
  1.91%, 08/19/02 (Cost $2,800,000)(i)                          2,800      2,800,000
====================================================================================

REPURCHASE AGREEMENTS(g)(j)-7.90%

Barclays Capital Inc. (United Kingdom)
  1.94%, 04/01/02(k)                                            2,500      2,500,000
------------------------------------------------------------------------------------
Credit Suisse First Boston Corp.
  (Switzerland)
  1.93%, 04/01/02(l)                                            1,843      1,842,540
====================================================================================
  Total Repurchase Agreements (Cost $4,342,540)                            4,342,540
====================================================================================
TOTAL INVESTMENTS-99.59% (Cost
  $54,768,453)(m)                                                         54,768,453
====================================================================================
OTHER ASSETS LESS LIABILITIES-0.41%                                          227,522
====================================================================================
NET ASSETS-100.00%                                                       $54,995,975
____________________________________________________________________________________
====================================================================================

Investment Abbreviations:

ACES  - Automatically Convertible Equity Security
COP   - Certificate of Participation
Ctfs. - Certificates
GO    - General Obligation Bonds
IDR   - Industrial Development Revenue Bonds
Jr.   - Junior
LOC   - Letter of Credit
NRR   - Not Re-Rated
PCR   - Pollution Control Revenue Bonds
RAC   - Revenue Anticipation Certificates
RB    - Revenue Bonds
Sub.  - Subordinated
VRD   - Variable Rate Demand

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of this security. Ratings are not covered by Report of Independent Auditors.
(b) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(c) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rates are redetermined periodically. Rate shown is the rate in effect on 03/31/02.
(d) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(e) Secured by an escrow fund of U.S. Treasury obligations.
(f) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 03/31/02 represented 8.41% of the Fund's net assets.
(g) Interest does not qualify as exempt interest for federal income tax purposes.
(h) These Certificates of Participation instruments involve the deposit into a trust of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable rates which are reset periodically.
(i) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 03/31/02.
(j) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(k) Joint repurchase agreement entered into 03/28/02 with a maturing value of $500,107,778. Collateralized by $506,867,000 U.S. Government obligations, 0% to 6.88% due 04/03/02 to 11/13/09 with an aggregate market value at 03/31/02 of $510,000,478.
(l) Joint repurchase agreement entered into 03/28/02 with a maturing value of $250,053,611. Collateralized by $256,653,000 U.S. Government obligations, 0% due 04/16/02 to 01/08/03 with an aggregate market value at 03/31/02 of $255,003,655.
(m) Also represents cost for federal income tax purposes.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
MARCH 31, 2002

ASSETS:

Investments, excluding repurchase agreements,
  at value (amortized cost)                     $50,425,913
-----------------------------------------------------------
Repurchase agreements                             4,342,540
-----------------------------------------------------------
Receivables for:
  Investments sold                                   50,000
-----------------------------------------------------------
  Fund shares sold                                  318,829
-----------------------------------------------------------
  Interest                                          263,192
-----------------------------------------------------------
Investment for deferred compensation plan            43,738
-----------------------------------------------------------
Other assets                                          7,687
===========================================================
Total assets                                     55,451,899
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                            356,159
-----------------------------------------------------------
  Dividends                                           4,479
-----------------------------------------------------------
  Deferred compensation plan                         43,738
-----------------------------------------------------------
Accrued distribution fees                            14,332
-----------------------------------------------------------
Accrued trustees' fees                                1,840
-----------------------------------------------------------
Accrued transfer agent fees                             863
-----------------------------------------------------------
Accrued operating expenses                           34,513
===========================================================
     Total liabilities                              455,924
===========================================================
Net assets applicable to shares outstanding     $54,995,975
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Outstanding                                      54,988,318
___________________________________________________________
===========================================================
Net asset value, offering and redemption price
  per share                                     $      1.00
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME:

Interest                                         $1,577,319
===========================================================

EXPENSES:

Advisory fees                                       209,111
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                        4,544
-----------------------------------------------------------
Distribution fees                                   149,363
-----------------------------------------------------------
Transfer agent fees                                  51,955
-----------------------------------------------------------
Trustees' fees                                        7,628
-----------------------------------------------------------
Registration and filing fees                         30,275
-----------------------------------------------------------
Professional fees                                    38,419
-----------------------------------------------------------
Other                                                23,104
===========================================================
    Total expenses                                  564,399
===========================================================
Less: Fees waived                                   (89,618)
-----------------------------------------------------------
    Expenses paid indirectly                           (654)
===========================================================
    Net expenses                                    474,127
===========================================================
Net investment income                             1,103,192
===========================================================
Net increase in net assets resulting from
  operations                                     $1,103,192
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED MARCH 31, 2002 AND 2001

                                                                 2002           2001
                                                              -----------    -----------
OPERATIONS:

  Net investment income                                       $ 1,103,192    $ 2,239,536
----------------------------------------------------------------------------------------
  Net realized gain from investment securities                         --          9,459
========================================================================================
    Net increase in net assets resulting from operations        1,103,192      2,248,995
========================================================================================
Distributions to shareholders from net investment income       (1,103,182)    (2,241,610)
----------------------------------------------------------------------------------------
Share transactions-net                                         (8,484,219)     3,032,560
========================================================================================
    Net increase (decrease) in net assets                      (8,484,209)     3,039,945
========================================================================================

NET ASSETS:

  Beginning of year                                            63,480,184     60,440,239
========================================================================================
  End of year                                                 $54,995,975    $63,480,184
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $54,969,832    $63,454,051
----------------------------------------------------------------------------------------
  Undistributed net investment income                              26,143         21,244
----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities           --          4,889
========================================================================================
                                                              $54,995,975    $63,480,184
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MARCH 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Cash Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to earn the highest level of current income exempt from federal income taxes that is consistent with the preservation of capital and liquidity.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities, including restricted securities, are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded on the accrual basis from settlement date. Discounts other than original issue, are amortized to unrealized appreciation for financial reporting purposes.

       On April 30, 2002, undistributed net investment income was increased by $4,889 and undistributed net realized gains was decreased by $4,889 as a result of differing book/tax treatment of distribution reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. DISTRIBUTIONS -- It is the policy of the Fund to declare dividends from net investment income daily and pay monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.35% of the Fund's average daily net assets.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2002, AFS was paid $32,399 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund whereby the Fund will pay AIM Distributors compensation up to a maximum annual rate of 0.25% of the Fund's average daily net assets for services related to the sale and distribution of the Fund's shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Fund to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. Currently, AIM Distributors has agreed to waive a portion of its compensation payable by the Fund such that compensation paid pursuant to the Plan equals 0.10% of the Fund's average daily net assets. For the year ended March 31, 2002, the Fund paid AIM Distributors $59,745 as compensation under the Plan. For the year ended March 31, 2002, AIM Distributors waived fees of $89,618.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended March 31, 2002, the Fund paid legal fees of $2,252 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended March 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $654 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $654.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2002 and 2001 was as follows:

                                        2002          2001
                                     ----------    ----------
Distributions paid from:
  Ordinary income - Taxable          $  274,968    $  430,802
  Ordinary income - Tax-Exempt          828,214     1,810,808
=============================================================
                                     $1,103,182    $2,241,610
_____________________________________________________________
=============================================================


As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income - Taxable           $ 12,542
----------------------------------------------------------
Undistributed ordinary income - Tax-Exempt          59,067
----------------------------------------------------------
Unrealized appreciation (depreciation)             (45,466)
==========================================================
                                                  $ 26,143
__________________________________________________________
==========================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to temporary timing differences between book and tax which will reverse in future periods. Investments have the same cost for tax and financial statements purposes.


NOTE 6--SHARE INFORMATION

Changes in shares outstanding during the years ended March 31, 2002 and 2001 were as follows:

                                                                         2002                           2001
                                                              ---------------------------    ---------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
                                                              -----------    ------------    -----------    ------------
Sold                                                           66,147,965    $ 66,147,965     85,771,473    $ 85,771,473
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                             1,054,345       1,054,345      2,175,855       2,175,855
------------------------------------------------------------------------------------------------------------------------
Reacquired                                                    (75,686,529)    (75,686,529)   (84,914,768)    (84,914,768)
========================================================================================================================
                                                               (8,484,219)   $ (8,484,219)     3,032,560    $  3,032,560
________________________________________________________________________________________________________________________
========================================================================================================================


NOTE 7--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                               YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------
                                                               2002          2001       2000       1999       1998
                                                              -------       -------    -------    -------    -------
Net asset value, beginning of period                          $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
--------------------------------------------------------------------------------------------------------------------
Net investment income                                            0.02          0.04       0.03       0.03       0.03
--------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                       (0.02)        (0.04)     (0.03)     (0.03)     (0.03)
====================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
____________________________________________________________________________________________________________________
====================================================================================================================
Total return                                                     1.84%         3.76%      3.05%      2.90%      3.12%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $54,996       $63,480    $60,440    $61,159    $51,934
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               0.79%(a)      0.76%      0.80%      0.79%      0.83%
====================================================================================================================
  Without fee waivers                                            0.94%(a)      0.91%      0.95%      0.94%      0.98%
====================================================================================================================
Ratio of net investment income to average net assets             1.85%         3.68%      2.99%      2.83%      3.07%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Ratios are based on average daily net assets of $59,745,287.

TAX-FREE INTERMEDIATE FUND

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of the AIM Tax-Free Intermediate Fund and the Board of Trustees of AIM Tax-Exempt Funds:

We have audited the accompanying statement of assets and liabilities of AIM Tax-Free Intermediate Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2002, the related statement of operations for the period then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended March 31, 2000 were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Free Intermediate Fund as of March 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP


Houston, Texas
May 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

MARCH 31, 2002

                                                RATINGS(A)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
ALABAMA-1.94%

Alabama (State of) (Parks System Improvement
  Corp.); Unlimited Series 2001 C GO
  5.50%, 06/01/10                               AA     Aa3    $ 1,060    $  1,136,150
-------------------------------------------------------------------------------------
Alabama Public School & College Authority
  (Capital Improvements Pool); Series 2001 A
  RB
  5.00%, 02/01/10                               AA     Aa3      1,250       1,295,787
-------------------------------------------------------------------------------------
Alabama Special Care Facilities Financing
  Authority (Daughters of Charity National
  Health System); Hospital Series 1997 RB
  4.95%, 11/01/07(b)(c)                        NRR     Aaa        865         897,801
-------------------------------------------------------------------------------------
Birmingham (City of); Refunding Unlimited Tax
  Series 2001 B GO
  5.25%, 07/01/10(d)                           AAA     Aaa      1,950       2,052,414
-------------------------------------------------------------------------------------
Jefferson (County of); Unlimited Tax Series
  2001 A GO
  5.00%, 04/01/10(d)                           AAA     Aaa      2,925       3,026,263
-------------------------------------------------------------------------------------
Jefferson (County of) (School Improvements
  Project); Limited Tax Series 2000 GO
  5.05%, 02/15/09(d)                           AAA     Aaa      1,000       1,037,510
-------------------------------------------------------------------------------------
Lauderdale & Florence (County of) Health Care
  Authority (Coffee Health Group Project);
  Refunding Unlimited Tax Series 1999 A GO
  5.00%, 07/01/07(d)                           AAA     Aaa      1,000       1,030,590
-------------------------------------------------------------------------------------
  Unlimited Tax
  Series 2000 A RB
  5.25%, 07/01/04(d)                           AAA     Aaa      1,195       1,246,528
-------------------------------------------------------------------------------------
  5.50%, 07/01/08(d)                           AAA     Aaa        385         407,661
-------------------------------------------------------------------------------------
University of Alabama; General Fee Series
  2001 RB
  5.00%, 12/01/10(d)                           AAA     Aaa      1,000       1,036,930
=====================================================================================
                                                                           13,167,634
=====================================================================================

ALASKA-0.75%

Alaska State Housing Financing Corp.; Series
  1997 A-1 RB
  4.90%, 12/01/07(d)                           AAA     Aaa        700         716,625
-------------------------------------------------------------------------------------
Anchorage (City of) (Correctional Facilities
  Improvement Project); Lease Series 2000 RB
  5.13%, 02/01/09(d)                           AAA     Aaa      1,000       1,041,700
-------------------------------------------------------------------------------------

                                                RATINGS(A)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
ALASKA-(CONTINUED)

Anchorage (City of); Unlimited Tax
  Series 1994 GO
  5.50%, 07/01/06(d)                           AAA     Aaa    $ 1,950    $  2,074,819
-------------------------------------------------------------------------------------
  Series 2001 A GO
  5.50%, 06/01/08(d)                           AAA     Aaa      1,150       1,227,130
=====================================================================================
                                                                            5,060,274
=====================================================================================

AMERICAN SAMOA-0.60%

American Samoa (Territory of); Refunding
  Unlimited Tax Series 2000 GO
  5.75%, 09/01/03                               A      --       1,120       1,164,901
-------------------------------------------------------------------------------------
  6.00%, 09/01/06                               A      --       1,585       1,686,915
-------------------------------------------------------------------------------------
  6.00%, 09/01/07                               A      --       1,150       1,220,081
=====================================================================================
                                                                            4,071,897
=====================================================================================

ARIZONA-2.18%

Arizona (State of) Agricultural Improvement
  and Power District (Salt River Project);
  Refunding Series 1993 B RB
  5.38%, 01/01/09                               AA     Aa2      1,000       1,039,070
-------------------------------------------------------------------------------------
Arizona State Transportation Board (Highway
  Project); Refunding Sub. Series 1993 A RB
  6.00%, 07/01/08                               AA     Aa2        800         880,160
-------------------------------------------------------------------------------------
Maricopa (County of) Unified School District
  #11 (Peoria Project of 1991); Unlimited Tax
  Series 1995 GO
  5.50%, 07/01/05(e)                           AAA     Aaa      1,365       1,464,945
-------------------------------------------------------------------------------------
Maricopa (County of) Unified School District
  #28 (Kyrene Elementary); Refunding
  Unlimited Tax Series 2001 A GO
  5.00%, 07/01/11(d)                           AAA     Aaa      2,165       2,245,993
-------------------------------------------------------------------------------------
Maricopa (County of) Unified School District
  #4 (Mesa Project of 1995); Unlimited Tax
  Series 1998 E GO
  5.00%, 07/01/09(d)                           AAA     Aaa      1,900       1,970,984
-------------------------------------------------------------------------------------
Maricopa County Unified School District #41
  (Gilbert Project of 1988); Unlimited Tax
  Series 1992 E GO
  6.20%, 07/01/02(b)                           AAA     Aaa      1,250       1,263,425
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
ARIZONA-(CONTINUED)

Mohave (County of) Unified School District #1
  (Lake Havasu); Unlimited Tax Series 1996 A
  GO
  5.40%, 07/01/06(d)                           AAA     Aaa    $   200    $    213,068
-------------------------------------------------------------------------------------
Navajo (County of) Unified School District #6
  (Herber-Overgaard); Unlimited Tax Series
  1997 A GO
  5.00%, 07/01/07(d)                           AAA     Aaa        450         470,205
-------------------------------------------------------------------------------------
Phoenix (City of) Civic Improvements
  Corporation; Refunding Wastewater System
  Jr. Lien Series 2001 RB
  5.25%, 07/01/11(d)                           AAA     Aaa      3,000       3,168,420
-------------------------------------------------------------------------------------
Phoenix (City of); Street and Highway User
  Refunding Jr. Lien Series 1992 RB
  6.20%, 07/01/02                               AA     Aa3      1,000       1,010,710
-------------------------------------------------------------------------------------
Yuma (City of) Industrial Development
  Authority (Yuma Regional Medical Center
  Project); Refunding Hospital Series 1997 RB
  5.70%, 08/01/06(d)                           AAA     Aaa      1,000       1,072,220
=====================================================================================
                                                                           14,799,200
=====================================================================================

ARKANSAS-2.87%

Arkansas (State of) Development Finance
  Authority (State Agencies
  Facilities-Department Correction Project);
  Series 1999 A RB
  5.00%, 11/01/05(d)                           AAA     Aaa      1,125       1,184,737
-------------------------------------------------------------------------------------
Arkansas (State of) Development Finance
  Authority Correction Facilities; Series
  1996 RB
  6.25%, 10/01/06(d)                           AAA     Aaa      1,800       1,982,970
-------------------------------------------------------------------------------------
Fort Smith (City of) Sales and Use Tax;
  Series 2001 A RB
  4.25%, 12/01/08(c)                           AA-     --       1,800       1,799,910
-------------------------------------------------------------------------------------
  4.40%, 12/01/09(c)                           AA-     --       2,000       2,001,180
-------------------------------------------------------------------------------------
  Series 2001 B RB
  3.00%, 12/01/03                              AA-     --       1,275       1,283,211
-------------------------------------------------------------------------------------
  3.50%, 12/01/05                              AA-     --       1,000         998,600
-------------------------------------------------------------------------------------
Hot Springs (City of) (Recreational
  Facilities Improvements Project); Refunding
  and Improvement Tax Series 2001 RB
  4.25%, 07/01/06(c)                            AA     --       3,450       3,506,097
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

ARKANSAS-(CONTINUED)

Little Rock (City of) Health Facilities Board
  (Baptist Medical Center); Refunding
  Hospital Series 1991 RB
  6.70%, 11/01/04(d)                           AAA     Aaa    $ 1,070    $  1,155,054
-------------------------------------------------------------------------------------
Little Rock (City of) School District;
  Limited Tax Series 2001 C GO
  5.00%, 02/01/09(c)(d)                        NRR     Aaa      1,615       1,677,307
-------------------------------------------------------------------------------------
  5.00%, 02/01/10(c)(d)                        NRR     Aaa      1,695       1,771,902
-------------------------------------------------------------------------------------
Little Rock (City of); Refunding Limited Tax
  Series 2001 GO
  3.95%, 04/01/05(c)                           AA-     Aa3        765         772,321
-------------------------------------------------------------------------------------
Paragould (City of); Water Sewer and Electric
  Series 2000 RB
  4.90%, 12/01/09(d)                           AAA     Aaa        295         304,682
-------------------------------------------------------------------------------------
Sebastian (County of) (Arkansas Community Jr.
  College District); Refunding and
  Improvement Limited Tax Series 1997 GO
  5.20%, 04/01/07(e)                            --     Aaa      1,000       1,053,840
=====================================================================================
                                                                           19,491,811
=====================================================================================

CALIFORNIA-0.16%

Folsom (City of) (School Facilities Project);
  Unlimited Tax Series 1994 B GO
  6.00%, 08/01/02(d)                           AAA     Aaa        500         506,965
-------------------------------------------------------------------------------------
San Francisco (City and County of) Parking
  Authority; Parking Meter Series 1994 RB
  6.75%, 06/01/05(d)                           AAA     Aaa        500         552,300
=====================================================================================
                                                                            1,059,265
=====================================================================================

COLORADO-1.16%

Boulder (County of); Open Space Capital
  Improvement Trust Fund Series 1998 RB
  5.25%, 12/15/09                              AA-     --       1,000       1,051,210
-------------------------------------------------------------------------------------
Colorado (State of) Department of
  Transportation;
  Series 2000 RAN
  6.00%, 06/15/06(d)                           AAA     Aaa      1,000       1,090,270
-------------------------------------------------------------------------------------
  Series 2001 A RAN
  5.25%, 06/15/10(d)                           AAA     Aaa      2,500       2,651,850
-------------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Catholic Health Initiatives);
  Series 2001 RB
  4.00%, 09/01/04                              AA-     Aa3      1,000       1,019,560
-------------------------------------------------------------------------------------
  4.00%, 09/01/05                              AA-     Aa3      1,000       1,016,890
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
COLORADO-(CONTINUED)

Northwest Parkway Public Highway Authority
  (Highway Improvements Project); Sr. Series
  2001 A RB
  5.00%, 06/15/11(d)                           AAA     Aaa    $ 1,000    $  1,041,090
=====================================================================================
                                                                            7,870,870
=====================================================================================

CONNECTICUT-0.48%

Connecticut (State of) Residential Recovery
  Authority (Bridgeport Resco Co. LP
  Project); Refunding Series 1999 RB
  5.13%, 01/01/09(d)                           AAA     Aaa      1,000       1,044,810
-------------------------------------------------------------------------------------
New Haven (City of); Unlimited Tax Series
  1997 GO
  6.00%, 02/15/06(d)                           AAA     Aaa      2,050       2,218,325
=====================================================================================
                                                                            3,263,135
=====================================================================================

DELAWARE-0.31%

Delaware (State of) Economic Development
  Authority (Delmarva Power & Light Co.);
  Refunding Facilities Series 2000 C RB
  5.50%, 07/01/10(c)                            A-     A3       2,045       2,111,831
=====================================================================================

DISTRICT OF COLUMBIA-4.36%

District of Columbia (American Association of
  Advancement Science); Refunding Series 1997
  RB
  5.00%, 01/01/05(d)                           AAA     Aaa        800         831,736
-------------------------------------------------------------------------------------
District of Columbia (Gonzaga College High
  School); Series 1999 RB
  5.25%, 07/01/08(d)                           AAA     Aaa        500         527,980
-------------------------------------------------------------------------------------
  5.25%, 07/01/09(d)                           AAA     Aaa        510         537,254
-------------------------------------------------------------------------------------
District of Columbia (Medatlantic Healthcare
  Group); Refunding Hospital
  Series A 1993 RB
  5.50%, 08/15/06(b)                           AAA     Aaa        500         535,960
-------------------------------------------------------------------------------------
  Series A 1996 RB
  6.00%, 08/15/06(b)                           AAA     Aaa      1,550       1,692,445
-------------------------------------------------------------------------------------
  Series A 1997 RB
  6.00%, 08/15/07(b)                           AAA     Aaa        500         547,840
-------------------------------------------------------------------------------------
District of Columbia; Refunding Unlimited Tax
  Series 1993 B-1 GO
  5.50%, 06/01/09(d)                           AAA     Aaa      1,250       1,331,225
-------------------------------------------------------------------------------------
  Series 1993 B-2 GO
  5.50%, 06/01/07(d)                           AAA     Aaa      3,000       3,184,800
-------------------------------------------------------------------------------------
  Series 1999 B GO
  5.50%, 06/01/10(d)                           AAA     Aaa      1,415       1,507,682
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

DISTRICT OF COLUMBIA-(CONTINUED)

District of Columbia; Unlimited Tax
  Series 1992 B GO
  6.13%, 06/01/02(e)                           AAA     Aaa    $    60    $     61,612
-------------------------------------------------------------------------------------
  Series 1999 B GO
  5.50%, 06/01/09(b)                           AAA     Aaa        950       1,020,775
-------------------------------------------------------------------------------------
  5.50%, 06/01/09(d)                           AAA     Aaa     15,275      16,267,569
-------------------------------------------------------------------------------------
Washington D.C. Convention Center Authority;
  Sr. Lien Dedicated Tax Series 1998 RB
  5.25%, 10/01/09(d)                           AAA     Aaa      1,500       1,582,605
=====================================================================================
                                                                           29,629,483
=====================================================================================

FLORIDA-2.87%

Broward (County of) (Wheelabrator North
  Plant); Resource Recovery Refunding Series
  2001 A RB
  5.00%, 12/01/07                              AA-     A3       5,530       5,605,816
-------------------------------------------------------------------------------------
  5.38%, 12/01/10                              AA-     A3         655         663,358
-------------------------------------------------------------------------------------
Broward (County of) (Wheelabrator South
  Plant); Resource Recovery Refunding Series
  2001 B RB
  5.50%, 12/01/08                              AA-     A3       3,000       3,104,490
-------------------------------------------------------------------------------------
Crossings at Fleming Island Community
  Development District; Refunding Special
  Assessment Series 2000 B RB
  4.95%, 05/01/02(d)                           AAA     Aaa        870         872,210
-------------------------------------------------------------------------------------
Florida State Board of Education; Lottery
  Series 2000 B RB
  5.75%, 07/01/10(d)                           AAA     Aaa      1,000       1,093,150
-------------------------------------------------------------------------------------
Jacksonville (City of) Electric Authority
  (Electric System); Sub. Series 2001 3-B RB
  4.30%, 10/01/10                               AA     Aa2      1,000         982,550
-------------------------------------------------------------------------------------
Miami Beach (City of) Health Facilities
  Authority (South Shore Hospital); Refunding
  Hospital Series 1998 A RB
  4.80%, 08/01/08                               A      --       1,000       1,004,270
-------------------------------------------------------------------------------------
Orlando (City of) Community Redevelopment
  Agency (Downtown District Project);
  Refunding Tax Increment Series 2002 GO
  4.00%, 10/01/03(d)                           AAA     Aaa        675         690,160
-------------------------------------------------------------------------------------
Palm Beach (County of) Airport System;
  Refunding Series 2001 RB
  5.50%, 10/01/09(d)                           AAA     Aaa      1,000       1,057,800
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
FLORIDA-(CONTINUED)

Palm Beach (County of) Solid Waste Authority;
  Refunding Series 1997 A RB
  5.50%, 10/01/06(d)                           AAA     Aaa    $ 3,000    $  3,202,500
-------------------------------------------------------------------------------------
Village Center Community Development
  District; Refunding Sr. Recreational Series
  1998 A RB
  5.50%, 11/01/10(d)                           AAA     Aaa      1,105       1,187,753
=====================================================================================
                                                                           19,464,057
=====================================================================================

GEORGIA-0.71%

Albany (City of) Sewer System; Series 1992 RB
  6.30%, 07/01/02(e)                           AAA     Aaa        500         505,490
-------------------------------------------------------------------------------------
Dalton (City of) Utilities; Series 1999 RB
  5.75%, 01/01/10(d)                           AAA     Aaa      1,015       1,103,335
-------------------------------------------------------------------------------------
Georgia (State of); Unlimited Tax Series 1992
  B GO
  6.30%, 03/01/09                              AAA     Aaa      1,425       1,594,675
-------------------------------------------------------------------------------------
  6.30%, 03/01/10                              AAA     Aaa      1,000       1,127,870
-------------------------------------------------------------------------------------
Metropolitan Atlanta Rapid Transportation
  Authority; Refunding Sales Tax Series 1991
  M RB
  6.15%, 07/01/02                               AA     A1         500         505,260
=====================================================================================
                                                                            4,836,630
=====================================================================================

HAWAII-0.35%

Hawaii (State of); Refunding Unlimited Tax
  Series CA 1993 GO
  5.75%, 01/01/10(d)                           AAA     Aaa      1,000       1,080,900
-------------------------------------------------------------------------------------
Honolulu (City and County of); Unlimited Tax
  Series 1994 B GO
  6.00%, 06/01/04(b)(c)                        AAA     Aaa      1,230       1,317,859
=====================================================================================
                                                                            2,398,759
=====================================================================================

IDAHO-0.05%

Idaho (State of) Housing Agency; Single
  Family Mortgage Sub.
  Series 1994 D-1 RB
  5.90%, 07/01/06                               --     Aa2        355         374,262
=====================================================================================

ILLINOIS-6.60%

Chicago (City of) (Central Loop
  Redevelopment); Tax Increment Allocation
  Sub. Series 2000 A RB
  6.50%, 12/01/08                               A      --       8,000       8,625,120
-------------------------------------------------------------------------------------
Chicago (City of) (Emergency Telephone
  System); Refunding Limited Tax Series 1999
  GO
  5.00%, 01/01/09(d)                           AAA     Aaa      1,000       1,032,850
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

ILLINOIS-(CONTINUED)

Chicago (City of) Park District Parking
  Facility; Series 1999 RB
  5.25%, 01/01/05                               A     Baa1    $ 2,500    $  2,550,300
-------------------------------------------------------------------------------------
Chicago (City of) Park District; Refunding
  Unlimited Tax Series 1995 GO
  6.00%, 01/01/07(d)                           AAA     Aaa      2,000       2,158,600
-------------------------------------------------------------------------------------
Chicago (City of); Limited Tax Series 1997 GO
  6.00%, 01/01/06(e)                           AAA     Aaa        350         377,247
-------------------------------------------------------------------------------------
  6.00%, 01/01/06(d)                           AAA     Aaa        150         161,136
-------------------------------------------------------------------------------------
Chicago Midway Airport; Series 1996 A RB
  5.30%, 01/01/08(d)                           AAA     Aaa      1,000       1,041,570
-------------------------------------------------------------------------------------
Chicago O'Hare International Airport;
  Refunding 2nd Lien Series 1993 C RB
  5.00%, 01/01/11(d)                           AAA     Aaa      2,000       2,032,440
-------------------------------------------------------------------------------------
Hoffman Estates (Economic Development
  Project); Refunding Tax Increment Series
  1997 RB
  5.00%, 11/15/06(d)                           AAA     Aaa      2,500       2,570,800
-------------------------------------------------------------------------------------
Hoffman Estates (Park Place Apartments
  Project); Multifamily Housing Refunding
  Series 1996 RB
  5.75%, 06/01/06(c)                           AAA     --       1,400       1,447,880
-------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Adventist Health); Series 1997 A
  RB
  5.25%, 11/15/02(d)                           AAA     Aaa      1,315       1,340,787
-------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Evanston Northwestern); VRD
  Series 2001 C RB (LOC-Bank One Trust Co.)
  1.50%, 05/01/31(f)                           A-1+  VMIG-1     1,084       1,084,000
-------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (MJH Educational Assistance);
  Series 1999 B RB
  4.63%, 09/01/04(c)(d)                        AAA     Aaa        350         362,383
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Children's Memorial Hospital);
  Series 1999 A RB
  5.50%, 08/15/07(d)                           AAA     Aaa      1,580       1,666,821
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Edwards Hospital Obligated
  Group); Series 2001 A RB
  5.00%, 02/15/09(d)                           AAA     Aaa      1,000       1,033,380
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
ILLINOIS-(CONTINUED)

Illinois (State of) Health Facilities
  Authority (Highland Park Hospital); Series
  1991 B RB
  5.55%, 10/01/06(e)                           AAA     Aaa    $   500    $    534,775
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (The Carle Foundation); Series
  1998 A RB
  5.25%, 07/01/09(d)                           AAA     Aaa      1,000       1,041,460
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (University of Chicago Hospital
  System); Series 2001 RB
  5.00%, 08/15/07(d)                           AAA     Aaa      2,000       2,072,180
-------------------------------------------------------------------------------------
  5.00%, 08/15/09(d)                           AAA     Aaa      1,000       1,035,440
-------------------------------------------------------------------------------------
Illinois (State of) Partnership (Department
  of Central Management Services); Series
  1999 COP
  4.90%, 07/01/08(d)                           AAA     Aaa      1,000       1,033,600
-------------------------------------------------------------------------------------
Illinois (State of); First Refunding
  Unlimited Tax Series 2001 GO
  5.25%, 10/01/11(d)                           AAA     Aaa      1,790       1,882,901
-------------------------------------------------------------------------------------
Kane (County of); Unlimited Tax Series 2001
  GO
  5.00%, 01/01/10(d)                           AAA     Aaa      1,710       1,763,010
-------------------------------------------------------------------------------------
Madison and St. Clair (County of) School
  District #10 (Collinsville School Building
  Improvements); Unlimited Tax Series 2001 GO
  5.00%, 02/01/11(d)                           AAA     Aaa      1,150       1,182,154
-------------------------------------------------------------------------------------
McHenry (County of) Community School District
  #47 (Crystal Lake); Unlimited Tax Series
  1999 GO
  5.13%, 02/01/10(d)                            --     Aaa      1,250       1,293,925
-------------------------------------------------------------------------------------
Regional Transportation Authority; Series
  2001 A RB
  5.50%, 07/01/09(d)                           AAA     Aaa      1,980       2,109,928
-------------------------------------------------------------------------------------
Regional Transportation Authority; Series
  1994 B RB
  6.30%, 06/01/04(b)                           AAA     Aaa      1,000       1,087,040
-------------------------------------------------------------------------------------
University of Illinois (Auxiliary
  Facilities); Refunding University Series
  2001 A RB
  5.25%, 04/01/09(d)                           AAA     Aaa      1,000       1,048,860
-------------------------------------------------------------------------------------
Warrenville (City of); Tax Increment Series
  2000 RB
  5.25%, 05/01/07(d)                           AAA     Aaa      1,170       1,228,886
=====================================================================================
                                                                           44,799,473
=====================================================================================

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE


INDIANA-2.55%

Hamilton (County of); Optional Income Tax
  Revenue Series 1998 RB
  5.00%, 07/10/08(d)                           AAA     Aaa    $ 1,095    $  1,140,322
-------------------------------------------------------------------------------------
Indiana (State of) Health Facilities
  Financing Authority (Daughters of Charity
  National Health System); Series 1997 D RB
  5.00%, 11/01/07(b)(c)                         --     Aaa      3,150       3,219,174
-------------------------------------------------------------------------------------
Indiana (State of) Transportation Finance
  Authority; Highway Series 1993 A RB
  5.50%, 06/01/07(e)                           AAA     Aaa        145         154,695
-------------------------------------------------------------------------------------
Indiana (State of) Transportation Finance
  Authority; Highway Series 1993 A RB
  5.50%, 06/01/07(d)                           AAA     Aaa        855         908,489
-------------------------------------------------------------------------------------
Indiana Municipal Power Agency (Power Supply
  System); Special Obligation 1st-Crossover
  Refunding Series 1998 B RB
  4.80%, 01/01/09(d)                           AAA     Aaa      2,000       2,012,160
-------------------------------------------------------------------------------------
Indianapolis (City of); Local Public
  Improvement Series 1999 D RB
  5.10%, 01/01/09                              AAA     Aaa        425         443,177
-------------------------------------------------------------------------------------
La Porte (City of) Multi School Building
  Corporation; First Mortgage Refunding
  Series 2001 A RB
  5.00%, 07/15/05(d)                           AAA     Aaa      1,495       1,565,325
-------------------------------------------------------------------------------------
  5.00%, 07/15/09(d)                           AAA     Aaa      2,185       2,261,672
-------------------------------------------------------------------------------------
  5.25%, 01/15/10(d)                           AAA     Aaa      2,240       2,346,131
-------------------------------------------------------------------------------------
Porter (County of) Jail Building Corporation;
  First Mortgage Refunding Series 2001 RB
  5.00%, 01/10/10(d)                           AAA     Aaa        700         721,700
-------------------------------------------------------------------------------------
Richland-Bean Blossom School Building
  Corporation; First Mortgage Series 2001 RB
  5.00%, 07/15/10(d)                           AAA     Aaa      1,045       1,079,266
-------------------------------------------------------------------------------------
Zionsville Community Schools Building
  Corporation (School Improvements Project);
  First Mortgage Series 2002 RB
  5.00%, 07/15/11(d)                           AAA     Aaa      1,420       1,461,350
=====================================================================================
                                                                           17,313,461
=====================================================================================


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

IOWA-0.26%

Des Moines (City of); Unlimited Tax Series
  2000 D GO
  5.00%, 06/01/03                              AA+     Aa2    $   745    $    766,679
-------------------------------------------------------------------------------------
Muscatine (City of); Electric Refunding
  Series 1986 RB
  5.00%, 01/01/08                               A     Baa1      1,000       1,001,240
=====================================================================================
                                                                            1,767,919
=====================================================================================

KANSAS-2.85%

Johnson (County of) Unified School District
  #233; Refunding Unlimited Tax Sub. Series
  2001 B-2 GO
  5.00%, 09/01/11(d)                           AAA     Aaa      1,150       1,192,780
-------------------------------------------------------------------------------------
Johnson (County of) Water District #1; Water
  Refunding Series 2001 RB
  5.00%, 06/01/11                              AAA     Aa1      1,770       1,834,393
-------------------------------------------------------------------------------------
Kansas (State of) Department of
  Transportation; Highway Tax Refunding
  Series 1998 RB
  5.50%, 09/01/11                              AA+     Aa2      5,000       5,376,000
-------------------------------------------------------------------------------------
Kansas (State of) Development Finance
  Authority (Board of Regents-Rehabilitation
  Project);
  Series 1997 G-2 RB
  5.50%, 10/01/05(d)                           AAA     Aaa      3,000       3,204,900
-------------------------------------------------------------------------------------
Kansas (State of) Development Finance
  Authority (Department of Commerce and
  Housing-Impact Project); Series 2001 RB
  4.00%, 06/01/05(d)                           AAA     Aaa      2,535       2,579,362
-------------------------------------------------------------------------------------
  5.00%, 06/01/10(d)                           AAA     Aaa      1,310       1,362,413
-------------------------------------------------------------------------------------
Wyandotte (County of) and Kansas (City of)
  Unified Government (Redevelopment
  Project-Area B); Special Obligation Series
  2001 RB
  5.00%, 12/01/09(d)                           AAA     Aaa      1,080       1,127,401
-------------------------------------------------------------------------------------
  5.00%, 12/01/10(d)                           AAA     Aaa        750         781,523
-------------------------------------------------------------------------------------
Wyandotte (County of) School District #500;
  Unlimited Tax Series 2001 GO
  5.50%, 09/01/11(d)                           AAA     Aaa      1,750       1,881,600
=====================================================================================
                                                                           19,340,372
=====================================================================================

KENTUCKY-0.16%

Kentucky (State of) Turnpike Authority
  (Revitalization Project); Economic
  Development Road Revitalization Refunding
  Series 2001 A RB
  5.50%, 07/01/11(d)                           AAA     Aaa      1,000       1,071,750
=====================================================================================

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE


LOUISIANA-2.03%

Jefferson Parish School Board; Sales and Use
  Tax Series 1995 RB
  6.00%, 02/01/04(d)                           AAA     Aaa    $ 1,720    $  1,808,821
-------------------------------------------------------------------------------------
Louisiana (State of) Energy and Power
  Authority (Power Project); Refunding Series
  2000 RB
  5.75%, 01/01/11(d)                           AAA     Aaa      2,500       2,699,275
-------------------------------------------------------------------------------------
Louisiana (State of) Offshore Terminal
  Authority (Loop, Inc.); Deepwater Port 1st
  Stage Refunding Series 1992 B RB
  6.20%, 09/01/03                               A      A3       1,000       1,034,300
-------------------------------------------------------------------------------------
Louisiana (State of); Unlimited Tax Series
  1993 A GO
  6.00%, 04/15/07(d)                           AAA     Aaa      5,000       5,447,000
-------------------------------------------------------------------------------------
Monroe (City of) School District; Refunding
  Unlimited Tax Series 2001 GO
  4.50%, 03/01/11(d)                           AAA     Aaa      1,765       1,749,609
-------------------------------------------------------------------------------------
New Orleans (City of); Certificates of
  Indebtedness Series 2000 RB
  5.50%, 12/01/09(d)                           AAA     Aaa      1,000       1,066,130
=====================================================================================
                                                                           13,805,135
=====================================================================================

MARYLAND-0.64%

Maryland (State of) Health and Higher
  Education Facilities Authority (Johns
  Hopkins Hospital); Series 2001 RB
  5.00%, 05/15/02                              AA-     A1         250         250,975
-------------------------------------------------------------------------------------
  5.00%, 05/15/06                              AA-     A1       1,130       1,191,314
-------------------------------------------------------------------------------------
  5.00%, 05/15/07                              AA-     A1       1,135       1,190,206
-------------------------------------------------------------------------------------
  5.00%, 05/15/09                              AA-     A1       1,645       1,710,784
=====================================================================================
                                                                            4,343,279
=====================================================================================

MASSACHUSETTS-3.47%

Massachusetts (State of); Consumer Lien
  Unlimited Tax Series 2000 A GO
  5.75%, 02/01/09                              AA-     Aa2      5,000       5,433,950
-------------------------------------------------------------------------------------
Massachusetts (State of); Refunding
  Limited Tax Series 1993 C GO
  4.95%, 08/01/05(d)                           AAA     Aaa      5,000       5,198,500
-------------------------------------------------------------------------------------
  Series 1997 A GO
  5.75%, 08/01/08(d)                           AAA     Aaa      5,000       5,449,600
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
MASSACHUSETTS-(CONTINUED)

Massachusetts (State of) Municipal Wholesale
  Electric Co. Power Supply System (Stony
  Brook Energy Center);
  Series 2001 A RB
  5.00%, 07/01/04(d)                           AAA     Aaa    $ 1,000    $  1,040,840
-------------------------------------------------------------------------------------
  5.00%, 07/01/05(d)                           AAA     Aaa      3,000       3,129,240
-------------------------------------------------------------------------------------
  Series 2001 RB
  5.00%, 07/01/05(d)                           AAA     Aaa      3,160       3,296,133
=====================================================================================
                                                                           23,548,263
=====================================================================================

MICHIGAN-3.40%

Detroit (City of); Refunding Unlimited
  Tax Series 1995 B GO
  6.25%, 04/01/09(d)                           AAA     Aaa      4,065       4,373,493
-------------------------------------------------------------------------------------
  Series 1997 B GO
  5.38%, 04/01/10(d)                           AAA     Aaa      1,630       1,718,770
-------------------------------------------------------------------------------------
  Unlimited Tax Series 2001 A-1 GO
  5.50%, 04/01/09(d)                           AAA     Aaa      1,500       1,604,940
-------------------------------------------------------------------------------------
Frankenmuth (City of) School District;
  Unlimited Tax Series 2000 GO
  5.50%, 05/01/10                              AAA     Aaa        250         267,990
-------------------------------------------------------------------------------------
Hartland (City of) Consolidated School
  District; Refunding Unlimited Tax Series
  2001 GO
  5.50%, 05/01/11                              AAA     Aaa      1,000       1,070,730
-------------------------------------------------------------------------------------
Jackson (City of) (Downtown Development);
  Limited Tax Series 2001 GO
  5.25%, 06/01/10(d)                           AAA     Aaa        765         805,920
-------------------------------------------------------------------------------------
  5.25%, 06/01/11(d)                           AAA     Aaa        910         956,537
-------------------------------------------------------------------------------------
Michigan (State of) Hospital Finance
  Authority (Ascension Health Credit); Series
  1999 B RB
  5.20%, 11/15/05(c)                            AA     Aa2      4,000       4,168,160
-------------------------------------------------------------------------------------
Michigan (State of) Hospital Finance
  Authority (Bay Medical Center); Hospital
  Refunding Series 1997 A RB
  5.00%, 07/01/02(d)                           AAA     Aaa      1,000       1,007,810
-------------------------------------------------------------------------------------
Michigan (State of) Job Development Authority
  (General Motors Corp.); Pollution Control
  Series 1984 RB
  5.55%, 04/01/09(c)                           BBB+    A3       2,975       2,988,507
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

MICHIGAN-(CONTINUED)

Michigan (State of) Strategic Fund (Detroit
  Edison Company); Limited Obligation
  Refunding Series 1995 CC RB
  4.85%, 09/01/11(c)(d)                        AAA     Aaa    $ 1,000    $  1,014,300
-------------------------------------------------------------------------------------
Taylor (City of); Series 2001 COP
  5.00%, 02/01/11(d)                           AAA     Aaa        495         510,652
-------------------------------------------------------------------------------------
Troy (City of) Downtown Development Authority
  (Public Improvements Project); Refunding
  and Development Tax Series 2001 RB
  5.00%, 11/01/09(d)                           AAA     Aaa      1,200       1,251,432
-------------------------------------------------------------------------------------
  5.00%, 11/01/10(d)                           AAA     Aaa      1,265       1,313,209
=====================================================================================
                                                                           23,052,450
=====================================================================================

MINNESOTA-2.57%

Anoka (County of) (Northern States Power
  Company Project); Resource Recovery
  Refunding Series 1999 RB
  5.00%, 12/01/06(d)                           AAA     Aaa      2,145       2,258,578
-------------------------------------------------------------------------------------
Minneapolis (City of) Special School District
  #1; Unlimited Tax Series 1997 GO
  5.00%, 02/01/10                              AA+     Aa1      1,000       1,021,570
-------------------------------------------------------------------------------------
Minneapolis (City of); Unlimited Tax
  Increment Series 2000 E GO
  5.00%, 03/01/11                              AAA     Aa1      3,385       3,492,541
-------------------------------------------------------------------------------------
Osseo (City of) Independent School District
  #279; Refunding Unlimited Tax Series 2001 B
  GO
  5.00%, 02/01/11                               --     Aa1      3,610       3,730,177
-------------------------------------------------------------------------------------
Ramsey (County of) (Capital Improvement);
  Refunding Unlimited Tax Series 1992 C GO
  5.50%, 12/01/03                              AAA     Aaa      1,725       1,792,827
-------------------------------------------------------------------------------------
Southern Minnesota Municipal Power Agency;
  Power Supply System Series 1992 A RB
  5.60%, 01/01/04                               A+     A2         745         774,256
-------------------------------------------------------------------------------------
St. Cloud (City of) Health Care (St. Cloud
  Hospital Obligated Group); Series 2000 A RB
  5.50%, 05/01/06(d)                            --     Aaa        600         637,014
-------------------------------------------------------------------------------------
St. Paul (City of) (Capital Improvements);
  Unlimited Tax Series 2001 A GO
  5.00%, 03/01/09                              AAA     Aa2      1,000       1,042,040
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
MINNESOTA-(CONTINUED)

Western Minnesota Municipal Power Agency;
  Refunding Series 2001 A RB
  5.50%, 01/01/10(d)                            --     Aaa    $ 1,245    $  1,328,079
-------------------------------------------------------------------------------------
  5.50%, 01/01/11(d)                            --     Aaa      1,300       1,388,179
=====================================================================================
                                                                           17,465,261
=====================================================================================

MISSISSIPPI-0.75%

Biloxi (City of) Independent School District;
  Unlimited Tax Trust Certificates Series
  2001 GO
  5.63%, 04/01/10(d)                           AAA     Aaa      1,305       1,392,735
-------------------------------------------------------------------------------------
Rankin (County of) School District; Unlimited
  Tax Series 2001 GO
  5.00%, 10/01/11(d)                           AAA     Aaa      3,625       3,732,699
=====================================================================================
                                                                            5,125,434
=====================================================================================

MISSOURI-0.54%

Missouri (State of) Health and Educational
  Facilities Authority (Freeman Health
  Systems Project); Hospital Series 1998 RB
  4.85%, 02/15/07                               A      --       1,000       1,001,660
-------------------------------------------------------------------------------------
  5.00%, 02/15/08                               A      --         515         517,570
-------------------------------------------------------------------------------------
Missouri (State of) Health and Educational
  Facilities Authority (St. Lukes
  Episcopal-Presbyterian Hospital); Refunding
  Health Series 2001 RB
  5.25%, 12/01/09(d)                           AAA     Aaa      1,000       1,054,710
-------------------------------------------------------------------------------------
Missouri (State of) Health and Educational
  Facilities Authority (Webster University);
  Series 2001 RB
  5.00%, 04/01/11(d)                            --     Aaa      1,075       1,102,402
=====================================================================================
                                                                            3,676,342
=====================================================================================

NEVADA-0.25%

Clark (County of) Improvement District #65
  (Lamb Boulevard III); Tax Assessment Series
  1992 GO
  6.20%, 12/01/02                               AA     Aa2        120         123,258
-------------------------------------------------------------------------------------
Nevada (State of) Capital Improvement and
  Cultural Affairs; Limited Tax Series 1999 A
  GO
  5.00%, 02/01/10                               AA     Aa2      1,500       1,550,925
=====================================================================================
                                                                            1,674,183
=====================================================================================

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE


NEW JERSEY-1.34%

New Jersey (State of) Transportation Trust
  Fund Authority (Transportation System);
  Series 1999 A RB
  5.50%, 06/15/10                               AA     Aa3    $ 8,020    $  8,609,791
-------------------------------------------------------------------------------------
Trenton (City of); Unlimited Tax Series 1992
  GO
  6.10%, 08/15/02(d)                           AAA     Aaa        500         507,955
=====================================================================================
                                                                            9,117,746
=====================================================================================

NEW MEXICO-0.08%

Santa Fe (City of); Series 1994 A RB
  5.50%, 06/01/03(b)                           AAA     Aaa        500         517,745
=====================================================================================

NEW YORK-4.37%

Nassau (County of); General Improvements
  Unlimited Tax
  Series V 1997 GO
  5.15%, 03/01/07(d)                           AAA     Aaa      2,500       2,622,400
-------------------------------------------------------------------------------------
Nassau (County of); Unlimited Tax
  Series E 2000 GO
  5.25%, 03/01/05(d)                           AAA     Aaa      3,000       3,150,810
-------------------------------------------------------------------------------------
New York (City of) Transit Authority
  (Metropolitan Transportation Authority);
  Triborough Series 1999 A COP
  5.00%, 01/01/08(d)                           AAA     Aaa      1,000       1,041,950
-------------------------------------------------------------------------------------
New York (City of); Refunding Unlimited Tax
  Series 1996 D GO
  5.60%, 11/01/05                               A      A2       5,000       5,317,200
-------------------------------------------------------------------------------------
New York (City of); Unlimited Tax Series 1996
  G GO
  5.90%, 02/01/05                               A      A2       1,150       1,217,586
-------------------------------------------------------------------------------------
New York (State of) Dormitory Authority
  (Frances Schervier Obligation Group);
  Series 1997 RB
  5.50%, 07/01/10(d)                           AAA     Aaa      1,205       1,292,290
-------------------------------------------------------------------------------------
New York (State of) Dormitory Authority (Pace
  University Issue); Refunding Series 1997 RB
  6.00%, 07/01/07(d)                           AAA     Aaa      1,275       1,395,105
-------------------------------------------------------------------------------------
New York (State of) Dormitory Authority;
  Mental Health Facilities Series 1997 A RB
  6.00%, 02/15/05                              AA-     A3       1,000       1,067,300
-------------------------------------------------------------------------------------
  6.00%, 08/15/07                              AA-     A3       1,775       1,928,768
-------------------------------------------------------------------------------------
New York (State of) Local Government
  Assistance Corp.; Refunding Series 1996 A
  RB
  5.13%, 04/01/10(d)                           AAA     Aaa      5,000       5,192,050
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
NEW YORK-(CONTINUED)

New York (State of) Medical Care Facilities
  Finance Agency; Refunding
  Series 1995 A RB
  5.60%, 02/15/05(b)                           AAA     --     $    20    $     21,327
-------------------------------------------------------------------------------------
  Series 1995 A RB
  5.60%, 02/15/05                              AAA     --         150         157,469
-------------------------------------------------------------------------------------
New York (State of) Thruway Authority;
  General Series 1997 D RB
  5.40%, 01/01/10                              AA-     Aa3      5,000       5,276,750
=====================================================================================
                                                                           29,681,005
=====================================================================================

NORTH CAROLINA-2.83%

Charlotte (City of); Refunding Unlimited Tax
  Series 1998 GO
  5.25%, 02/01/10                              AAA     Aaa      5,000       5,268,050
-------------------------------------------------------------------------------------
Forsyth (County of) (Public Facilities and
  Equipment Project); Series 2001 COP
  5.00%, 10/01/09                              AA+     Aa1      1,930       2,012,006
-------------------------------------------------------------------------------------
North Carolina (State of) (Public
  Improvement); Unlimited Tax Series 1999 A
  GO
  5.25%, 03/01/10                              AAA     Aaa      5,000       5,284,500
-------------------------------------------------------------------------------------
North Carolina (State of) Eastern Municipal
  Power Agency (Power System); Refunding
  Series 1993 B RB
  7.00%, 01/01/08(d)                           AAA     Aaa      1,000       1,134,420
-------------------------------------------------------------------------------------
North Carolina (State of) Municipal Power
  Agency #1 (Catawba Electric); Series 1999 A
  RB
  6.00%, 01/01/07(d)                           AAA     Aaa      4,330       4,686,965
-------------------------------------------------------------------------------------
Winston Salem (City of); Series 2001 C COP
  4.75%, 06/01/11                              AA+     Aa2        795         810,940
=====================================================================================
                                                                           19,196,881
=====================================================================================

NORTH DAKOTA-0.26%

Burleigh (County of) Health Care (Medcenter
  One Inc.); Refunding Series 1999 RB
  5.25%, 05/01/09(d)                           AAA     Aaa      1,695       1,760,851
=====================================================================================

OHIO-2.53%

Greene (County of) Water System; Series 1996
  A RB
  5.45%, 12/01/06(d)                           AAA     Aaa        585         626,617
-------------------------------------------------------------------------------------
Hamilton (County of) Sewer System; Refunding
  and Improvement Series 2001 A RB
  5.00%, 12/01/04(d)                           AAA     Aaa      2,090       2,194,416
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

OHIO-(CONTINUED)

Lorain (County of) (Catholic Healthcare
  Partners); Refunding and Improvement
  Hospital Series 2001 A RB
  5.00%, 10/01/03                              AA-     A1     $ 2,250    $  2,313,630
-------------------------------------------------------------------------------------
Montgomery (County of) (Catholic Health
  Initiatives); Series 2000 RB
  5.25%, 12/01/03                              AA-     Aa3      1,745       1,812,985
-------------------------------------------------------------------------------------
  Series 2001 RB
  4.00%, 09/01/04                              AA-     Aa3      1,000       1,017,240
-------------------------------------------------------------------------------------
  4.00%, 09/01/05                              AA-     Aa3      2,680       2,725,265
-------------------------------------------------------------------------------------
Ohio (State of) (Elementary & Secondary
  Education Facilities); Special Obligation
  Series 1997 A RB
  5.10%, 12/01/05                               AA     Aa2      1,500       1,586,490
-------------------------------------------------------------------------------------
Ohio (State of) Building Authority (Adult
  Correctional Facilities); Refunding Series
  2001 A RB
  5.50%, 10/01/09(d)                           AAA     Aaa      1,000       1,074,200
-------------------------------------------------------------------------------------
Ohio (State of) Building Authority (Art
  Facilities Building Fund); Series 1999 A RB
  5.00%, 10/01/05                               AA     Aa2      3,200       3,359,808
-------------------------------------------------------------------------------------
Portage (County of) (Robinson Memorial
  Hospital); Hospital Series 1999 RB
  5.15%, 11/15/08(d)                           AAA     Aaa        465         488,073
=====================================================================================
                                                                           17,198,724
=====================================================================================

OKLAHOMA-1.63%

Claremore (City of) Public Works Authority;
  Refunding Capital Improvement Series 2000
  RB
  6.00%, 06/01/05(d)                            --     Aaa      2,285       2,462,933
-------------------------------------------------------------------------------------
Grady (County of) Industrial Authority
  (Correctional Facilities); Series 1999 RB
  5.38%, 11/01/09(d)                           AAA     Aaa        360         382,158
-------------------------------------------------------------------------------------
Grand River Dam Authority; Refunding Series
  1993 RB
  5.70%, 06/01/05(d)                           AAA     Aaa      1,140       1,217,896
-------------------------------------------------------------------------------------
  5.50%, 06/01/09(d)                           AAA     Aaa      2,000       2,138,820
-------------------------------------------------------------------------------------
Mustang (City of) Improvement Authority;
  Utility Series 1999 RB
  5.25%, 10/01/09(d)                            --     Aaa      1,130       1,190,014
-------------------------------------------------------------------------------------
Norman (City of) Regional Hospital Authority;
  Refunding Series 1996 A RB
  5.30%, 09/01/07(d)                           AAA     Aaa      1,090       1,145,307
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
OKLAHOMA-(CONTINUED)

Oklahoma (State of) Development Finance
  Authority (Oklahoma Hospital Association);
  Health Facilities Pooled Series 2000 A RB
  5.25%, 06/01/05(d)                           AAA     Aaa    $   450    $    469,647
-------------------------------------------------------------------------------------
  5.25%, 06/01/06(d)                           AAA     Aaa        575         600,473
-------------------------------------------------------------------------------------
  5.25%, 06/01/08(d)                           AAA     Aaa        640         663,450
-------------------------------------------------------------------------------------
Okmulgee (County of) Governmental Building;
  First Mortgage Sales Tax Series 2000 RB
  5.60%, 03/01/10(d)                            --     Aaa        735         788,618
=====================================================================================
                                                                           11,059,316
=====================================================================================

OREGON-1.61%

Cow Creek Band (Umpqua Tribe of Indians);
  Series 1998 B RB
  4.25%, 07/01/03(g)(d)                        AAA     Aaa        220         224,545
-------------------------------------------------------------------------------------
Grande Ronde (Community of) Confederated
  Tribes; Governmental Facilities and
  Infrastructure Unlimited Tax Series 1997 GO
  5.00%, 12/01/07(d)                           AAA     Aaa      1,145       1,197,120
-------------------------------------------------------------------------------------
Multnomah (County of); Limited Tax Series
  2000 A GO
  5.00%, 04/01/10                               --     Aa1      1,000       1,037,340
-------------------------------------------------------------------------------------
Portland (City of); Sewer System Series 1994
  A RB
  5.45%, 06/01/03                               A+     A1       1,065       1,100,198
-------------------------------------------------------------------------------------
  5.55%, 06/01/04                               A+     A1         500         525,500
-------------------------------------------------------------------------------------
Portland Community College District
  (University and College Improvements
  Project); Unlimited Tax Series 2001 B GO
  5.00%, 06/01/09                               AA     Aa2      4,085       4,254,282
-------------------------------------------------------------------------------------
  5.25%, 06/01/11                               AA     Aa2      2,450       2,590,336
=====================================================================================
                                                                           10,929,321
=====================================================================================

PENNSYLVANIA-2.16%

Allegheny (County of) (Sanitation Authority
  Sewer Project); Refunding Series 2001 RB
  5.00%, 12/01/09(d)                           AAA     Aaa      4,985       5,203,793
-------------------------------------------------------------------------------------
Berks (County of) Industrial Development
  Authority (Lutheran Services Northeast);
  Refunding VRD Series 1998 A RB
  1.50%, 01/01/28(d)(f)                         --   VMIG-1     4,406       4,406,000
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

PENNSYLVANIA-(CONTINUED)

Lehigh (County of) General Purpose Authority
  (Kidspeace Obligation Group); Refunding
  Series 1998 RB
  5.70%, 11/01/09                               A      --     $ 1,000    $  1,042,380
-------------------------------------------------------------------------------------
Pennsylvania (State of); First Tax Refunding
  Unlimited Series 2000 GO
  5.50%, 01/15/08(d)                           AAA     Aaa      1,000       1,066,070
-------------------------------------------------------------------------------------
Philadelphia (City of) School District;
  Refunding Unlimited Tax Series 1999 D GO
  5.50%, 03/01/08(d)                           AAA     Aaa      2,000       2,136,920
-------------------------------------------------------------------------------------
State Public School Building Authority
  (Chester Upland School District Project);
  Refunding Series 2001 RB
  4.80%, 11/15/10(d)                           AAA     Aaa        785         804,452
=====================================================================================
                                                                           14,659,615
=====================================================================================

PUERTO RICO-0.08%

Children's Trust Fund; Tobacco Settlement
  Series 2000 RB
  5.00%, 07/01/08(c)                            A+     Aa3        500         512,895
=====================================================================================

RHODE ISLAND-0.28%

Rhode Island (State of); Refunding Unlimited
  Tax Series 1992 A GO
  6.10%, 06/15/03(d)                           AAA     Aaa      1,000       1,027,180
-------------------------------------------------------------------------------------
Woonsocket (City of); Unlimited Tax Series
  2000 GO
  5.25%, 10/01/10(d)                            --     Aaa        840         883,462
=====================================================================================
                                                                            1,910,642
=====================================================================================

SOUTH CAROLINA-2.25%

Berkeley (County of) School District
  (Berkeley School Facilities Group Inc.);
  Series 1995 COP
  5.05%, 02/01/07(d)                           AAA     Aaa      1,835       1,917,098
-------------------------------------------------------------------------------------
Charleston (County of) School District;
  Refunding Unlimited Tax Series 2001 B GO
  5.00%, 02/01/11                              AA+     Aa1      1,210       1,257,178
-------------------------------------------------------------------------------------
Columbia (City of); Tax Increment Series 2001
  GO
  4.00%, 12/01/04(d)                           AAA     Aaa      1,970       2,020,984
-------------------------------------------------------------------------------------
Piedmont (City of) Municipal Power Agency;
  Refunding Series 1996 B RB
  5.25%, 01/01/08(d)                           AAA     Aaa      4,500       4,755,105
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
SOUTH CAROLINA-(CONTINUED)

South Carolina (State of) (Capital
  Improvements Project); Unlimited Tax Series
  2001 B GO
  5.50%, 04/01/11                              AAA     Aaa    $ 1,000    $  1,078,670
-------------------------------------------------------------------------------------
South Carolina (State of) Public Service
  Authority; Series 1999 A RB
  5.50%, 01/01/10(d)                           AAA     Aaa      1,000       1,070,780
-------------------------------------------------------------------------------------
South Carolina (State of) Transportation
  Infrastructure;
  Series 1998 A RB
  5.00%, 10/01/04(d)                           AAA     Aaa      1,795       1,881,537
-------------------------------------------------------------------------------------
  Series 1999 A RB
  5.50%, 10/01/09(d)                           AAA     Aaa      1,180       1,271,462
=====================================================================================
                                                                           15,252,814
=====================================================================================

SOUTH DAKOTA-0.75%

Rapid City (City of); Sales Tax Series 1995 A
  RB
  5.60%, 06/01/05(d)                           AAA     Aaa        255         270,802
-------------------------------------------------------------------------------------
South Dakota (State of) Health and
  Educational Facilities Authority (McKennan
  Hospital); Refunding Series 1996 RB
  5.40%, 07/01/06(d)                           AAA     Aaa      1,680       1,770,871
-------------------------------------------------------------------------------------
South Dakota (State of) Health and
  Educational Facilities Authority (Rapid
  City Regional Hospital); Refunding
  Series 1998 RB
  5.00%, 09/01/11(d)                           AAA     Aaa      1,725       1,744,717
-------------------------------------------------------------------------------------
  Series 2001 RB
  5.00%, 09/01/09(d)                           AAA     Aaa      1,290       1,322,044
=====================================================================================
                                                                            5,108,434
=====================================================================================

TENNESSEE-1.99%

Johnson (City of) Health and Educational
  Facilities Board (Mountain States Health);
  First Mortgage Hospital Refunding Series
  2000 A RB
  5.50%, 07/01/05(d)                           AAA     Aaa      1,975       2,089,451
-------------------------------------------------------------------------------------
Knoxville (City of); Electric System Series
  2001 U RB
  5.00%, 07/01/11                               AA     Aa3      1,195       1,228,233
-------------------------------------------------------------------------------------
Memphis (City of) Sanitary Sewer System;
  Series 2000 RB
  5.35%, 05/01/09                              AA+     Aa2        525         557,324
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

TENNESSEE-(CONTINUED)

Nashville and Davidson County (Metropolitan
  Government of) Health and Educational
  Facilities Board (Meharry Medical College);
  Series 1979 RB
  7.88%, 12/01/04(b)                            --     Aaa    $   515    $    550,072
-------------------------------------------------------------------------------------
Nashville and Davidson County (Metropolitan
  Government of) Health and Educational
  Facilities Board (Welch Bend Apartments);
  Multifamily Housing Series 1996 A RB
  5.50%, 01/01/07(b)(c)                        AAA     --         500         520,460
-------------------------------------------------------------------------------------
Rutherford (City of) (Public Improvements
  Project); Refunding Unlimited Tax Series
  2001 GO
  5.00%, 04/01/11                               AA     Aa2      3,485       3,610,112
-------------------------------------------------------------------------------------
Shelby (County of); Refunding Unlimited Tax
  Series 1997 B GO
  5.00%, 08/01/05                              AA+     Aa3      1,345       1,410,380
-------------------------------------------------------------------------------------
Tennergy Corporation; Gas Series 1999 RB
  4.13%, 06/01/09(d)                           AAA     Aaa      1,000         963,560
-------------------------------------------------------------------------------------
Tennessee (State of) Housing Development
  Agency; Mortgage Financing Refunding Series
  1993 A RB
  5.65%, 01/01/07                               AA     A1       1,325       1,361,159
-------------------------------------------------------------------------------------
Tennessee (State of); Unlimited Tax Series
  1994 A GO
  5.60%, 03/01/04(b)                            AA     Aa2      1,150       1,222,278
=====================================================================================
                                                                           13,513,029
=====================================================================================

TEXAS-15.92%

Amarillo (City of) Health Facilities Corp.
  (Baptist St. Anthony's Hospital); Series
  1998 RB
  5.50%, 01/01/10(d)                            --     Aaa      1,275       1,348,109
-------------------------------------------------------------------------------------
Arlington (City of) Independent School
  District; Unlimited Tax Series 2000 GO
  5.25%, 02/15/08                               --     Aaa      1,000       1,053,510
-------------------------------------------------------------------------------------
Austin (City of); Limited Tax Certificates
  Series 2001 GO
  5.00%, 09/01/11                              AA+     Aa2      1,900       1,958,919
-------------------------------------------------------------------------------------
Brownsville (City of) (Public Improvements
  Project); Limited Tax Certificates Series
  2001 GO
  5.25%, 02/15/10(d)                           AAA     Aaa      1,055       1,109,733
-------------------------------------------------------------------------------------

TAX-FREE INTERMEDIATE FUND


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
TEXAS-(CONTINUED)

Canadian River Municipal Water Authority
  (Conjunctive Use Groundwater Project);
  Refunding Texas Contract Series 1999 RB
  5.00%, 02/15/10(d)                           AAA     Aaa    $ 2,655    $  2,730,960
-------------------------------------------------------------------------------------
Dallas (City of) Waterworks and Sewer System;
  Refunding Series 2000 RB
  5.50%, 10/01/09                              AA+     Aa2      1,500       1,604,370
-------------------------------------------------------------------------------------
Eanes Independent School District (School
  Improvements Project); Unlimited Tax Series
  2001 GO
  5.00%, 08/01/10                              AAA     Aaa      1,000       1,037,160
-------------------------------------------------------------------------------------
Fort Worth (City of) Independent School
  District (School Improvements Project);
  Unlimited Tax Series 2001 A GO
  5.00%, 02/15/09                              AAA     Aaa      1,205       1,250,284
-------------------------------------------------------------------------------------
Fort Worth (City of); Refunding and
  Improvements Limited Tax Series 2001 GO
  5.00%, 03/01/11                              AA+     Aa1        500         514,835
-------------------------------------------------------------------------------------
Garland (City of) (Public Improvements
  Project); Limited Tax Certificates Series
  2001 GO
  5.25%, 02/15/11(d)                           AAA     Aaa      2,435       2,561,717
-------------------------------------------------------------------------------------
Gatesville (City of) Independent School
  District; Refunding Unlimited Tax Series
  1995 GO
  5.80%, 02/01/03                               --     Aaa        485         499,147
-------------------------------------------------------------------------------------
Harris (County of) (Recreational Facilities
  Improvements); Houston Sports Authority
  Refunding Sr. Lien Series 2001 A RB
  5.50%, 11/15/09(c)(d)                        AAA     Aaa      1,670       1,789,939
-------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Christus Health); Series
  1999 A RB
  5.38%, 07/01/08(d)                           AAA     Aaa      1,000       1,029,540
-------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann
  Hospital System Project); Hospital
  Refunding Series 1998 RB
  5.50%, 06/01/09(d)                           AAA     Aaa      5,500       5,840,065
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

TEXAS-(CONTINUED)

Harris (County of) Health Facilities
  Development Corp. (Texas Children's
  Hospital Project); Series 1999 A RB
  5.00%, 10/01/09                               AA     Aa2      1,920       1,965,773
-------------------------------------------------------------------------------------
Houston (City of) (Convention and
  Entertainment Facilities Improvement
  Project); Hotel and Occupancy
  Refunding Tax Series 2001 A RB
  5.50%, 09/01/10(d)                           AAA     Aaa    $ 3,000    $  3,205,860
-------------------------------------------------------------------------------------
  5.50%, 09/01/11(d)                           AAA     Aaa      4,000       4,269,160
-------------------------------------------------------------------------------------
  Series 2001 B RB
  5.25%, 09/01/10(d)                           AAA     Aaa      2,865       3,011,917
-------------------------------------------------------------------------------------
  5.25%, 09/01/11(d)                           AAA     Aaa      2,360       2,474,177
-------------------------------------------------------------------------------------
  5.50%, 09/01/11(d)                           AAA     Aaa      2,460       2,625,533
-------------------------------------------------------------------------------------
Houston (City of) (Public Improvement);
  Refunding Limited Tax Series 2001 GO
  5.50%, 03/01/09(d)                           AAA     Aaa      1,000       1,067,350
-------------------------------------------------------------------------------------
Houston (City of) Independent School District
  (Public Property Financing Project);
  Contractual Limited Tax Series 2000 GO
  5.00%, 07/15/06                               AA     Aa3      2,000       2,091,520
-------------------------------------------------------------------------------------
Houston (City of) Water and Sewer System;
  Refunding Jr. Lien Series 2001 A RB
  4.50%, 12/01/09(d)                           AAA     Aaa        750         755,768
-------------------------------------------------------------------------------------
Katy (City of) Independent School District;
  Unlimited Tax Series 1999 A GO
  5.20%, 02/15/10                              AAA     Aaa      1,285       1,340,641
-------------------------------------------------------------------------------------
La Joya (City of) Independent School
  District; Unlimited Tax Series 1998 GO
  5.38%, 02/15/10                              AAA     Aaa      1,535       1,606,715
-------------------------------------------------------------------------------------
La Marque (City of) Independent School
  District; Unlimited Tax Series 1992 GO
  7.50%, 08/15/02                              AAA     Aaa        750         765,578
-------------------------------------------------------------------------------------
Lower Colorado River Authority; Refunding
  Series 1999 B RB
  6.00%, 05/15/10(d)                           AAA     Aaa      1,470       1,612,693
-------------------------------------------------------------------------------------
Lubbock (City of) Health Facility Development
  Corp. (Methodist Hospital); Series 1993 B
  RB
  5.40%, 12/01/05(b)                           AAA     Aaa        500         532,175
-------------------------------------------------------------------------------------
Lubbock (City of); Limited Tax Certificates
  Series 1999 GO
  5.00%, 02/15/10                              AA+     Aa2        680         699,455
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
TEXAS-(CONTINUED)

McKinney (City of); Limited Tax Series 2000
  GO
  5.25%, 08/15/07(d)                           AAA     Aaa    $   430    $    453,586
-------------------------------------------------------------------------------------
  5.25%, 08/15/08(d)                           AAA     Aaa        450         474,849
-------------------------------------------------------------------------------------
  5.25%, 08/15/09(d)                           AAA     Aaa        475         501,367
-------------------------------------------------------------------------------------
  5.25%, 08/15/10(d)                           AAA     Aaa        500         524,545
-------------------------------------------------------------------------------------
McKinney (City of); Texas Waterworks and
  Sewer Series 2000 RB
  5.25%, 03/15/08(d)                           AAA     Aaa        650         684,541
-------------------------------------------------------------------------------------
  5.25%, 03/15/09(d)                           AAA     Aaa        685         720,360
-------------------------------------------------------------------------------------
  5.25%, 03/15/10(d)                           AAA     Aaa        725         756,690
-------------------------------------------------------------------------------------
North Texas Municipal Water District;
  Regional Wastewater Revenue Series 2001 RB
  5.00%, 06/01/12(d)                           AAA     Aaa        825         843,348
-------------------------------------------------------------------------------------
North Texas Municipal Water District (Water
  Utility Improvements); Water System Series
  2001 RB
  5.00%, 09/01/11(d)                           AAA     Aaa      1,040       1,077,076
-------------------------------------------------------------------------------------
Plano (City of) Independent School District;
  Refunding Unlimited Tax Series 2001 GO
  5.00%, 02/15/11                              AAA     Aaa      2,500       2,584,875
-------------------------------------------------------------------------------------
  Unlimited Tax Series 1994 GO
  5.80%, 02/15/04(e)                           AAA     Aaa      2,025       2,128,619
-------------------------------------------------------------------------------------
Plano (City of); Unlimited Tax Series 2000 GO
  5.13%, 09/01/07                              AAA     Aaa        535         561,616
-------------------------------------------------------------------------------------
  5.25%, 09/01/06                              AAA     Aaa        600         636,006
-------------------------------------------------------------------------------------
Port of Houston Authority (Improvements
  Project); Harris County Series 1977 RB
  5.75%, 05/01/02                               A+     A1         290         290,873
-------------------------------------------------------------------------------------
Richardson (City of) (Public and Utility
  Improvements Project); Limited Tax
  Certificates Series 2001 GO
  5.00%, 02/15/10                              AA+     Aa1      1,060       1,093,316
-------------------------------------------------------------------------------------
Rockwall (City of) Independent School
  District; Building and Refunding Unlimited
  Tax Series 2001 GO
  5.00%, 02/15/10                              AAA     Aaa      1,890       1,956,982
-------------------------------------------------------------------------------------
San Antonio (City of); Electric and Gas
  Series 1994 RB
  5.00%, 02/01/12                               AA     Aa1      2,375       2,432,285
-------------------------------------------------------------------------------------
San Antonio (City of); Electric and Gas
  Refunding Series 1998 A RB
  5.25%, 02/01/10                               AA     Aa1     10,290      10,786,904
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

TEXAS-(CONTINUED)

San Antonio (City of); Refunding Unlimited
  Tax Series 1998 A GO
  5.00%, 02/01/11                              AA+     Aa2    $ 1,500    $  1,535,610
-------------------------------------------------------------------------------------
Southlake (City of) (Waterworks and Sewer);
  Limited Tax Certificates Series 2000 A GO
  5.40%, 02/15/09(d)                           AAA     Aaa        250         265,273
-------------------------------------------------------------------------------------
  5.45%, 02/15/10(d)                           AAA     Aaa        235         248,618
-------------------------------------------------------------------------------------
Southlake (City of); Limited Tax Increment
  Certificates Series 2000 E GO
  5.00%, 02/15/11(d)                           AAA     Aaa        635         652,412
-------------------------------------------------------------------------------------
Spring Branch Independent School District
  (School Improvements); Refunding Limited
  Tax Series 2001 GO
  5.00%, 02/01/10                              AAA     Aaa      3,000       3,105,870
-------------------------------------------------------------------------------------
Tarrant (County of) Housing Finance Corp.
  (Arbors on the Park II); Multifamily
  Housing Series 1990 RB
  5.05%, 12/01/07                              AAA     --       1,375       1,401,634
-------------------------------------------------------------------------------------
Tarrant (County of) Jr. College District;
  Limited Tax Series 1994 GO
  5.05%, 02/15/10                              AAA     Aa1      1,425       1,457,590
-------------------------------------------------------------------------------------
Texas (State of) Municipal Power Agency;
  Refunding
  Series 1992 RB
  5.75%, 09/01/02(b)                           AAA     Aaa      1,000       1,016,170
-------------------------------------------------------------------------------------
  Series 1994 RB
  5.00%, 09/01/11(d)                           AAA     Aaa      1,675       1,689,673
-------------------------------------------------------------------------------------
Texas (State of) Public Financing Authority;
  Refunding Unlimited Tax Series 2001 A GO
  5.25%, 10/01/09                               AA     Aa1      3,500       3,690,470
-------------------------------------------------------------------------------------
Texas (State of) Turnpike Authority (Addison
  Airport Toll Tunnel Project); Dallas North
  Tollway Series 1994 RB
  6.30%, 01/01/05(d)                           AAA     Aaa        500         531,980
-------------------------------------------------------------------------------------
Texas A&M University Financing Revenue System
  (University and College Improvements);
  Refunding Series 2001 B RB
  5.38%, 05/15/09                              AA+     Aa1      1,260       1,334,302
-------------------------------------------------------------------------------------
Texas Tech University; Refunding and
  Improvement 6th Series 1999 RB
  5.25%, 02/15/11(d)                           AAA     Aaa      5,000       5,186,250
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
TEXAS-(CONTINUED)

Town Center Improvement District (Public
  Improvements Project); Sales and Hotel
  Occupancy Tax Series 2001 RB
  5.00%, 03/01/06(d)                           AAA     Aaa    $ 1,000    $  1,042,460
-------------------------------------------------------------------------------------
University of Texas Revenue Financing System
  (University and College Improvements
  Project); Refunding Series 2001 B RB
  5.00%, 08/15/04                              AAA     Aaa      2,730       2,855,007
-------------------------------------------------------------------------------------
  5.25%, 08/15/09                              AAA     Aaa      1,100       1,161,765
=====================================================================================
                                                                          108,035,525
=====================================================================================

UTAH-1.32%

Salt Lake (County of) (IHC Health Services
  Inc.); Hospital Series 2001 RB
  5.50%, 05/15/08(d)                           AAA     Aaa      2,000       2,120,060
-------------------------------------------------------------------------------------
  5.50%, 05/15/09(d)                           AAA     Aaa      1,000       1,056,530
-------------------------------------------------------------------------------------
Salt Lake City; Unlimited Tax Series 1999 GO
  5.25%, 06/15/09                               --     Aaa        900         951,264
-------------------------------------------------------------------------------------
Spanish Fork (City of); Electric Series 2000
  RB
  5.00%, 08/15/08(d)                            --     Aaa        600         623,820
-------------------------------------------------------------------------------------
  5.00%, 08/15/09(d)                            --     Aaa        630         654,337
-------------------------------------------------------------------------------------
  5.00%, 08/15/10(d)                            --     Aaa        660         683,225
-------------------------------------------------------------------------------------
Tooele (County of) School District; Unlimited
  Tax Series 2001 GO
  4.50%, 06/01/11                              AAA     Aaa      1,075       1,070,947
-------------------------------------------------------------------------------------
Utah (State of) (Board of Water Resource
  Program); Revolving Fund Recapitalization
  Series 1992 B RB
  6.10%, 04/01/02                               AA     --         500         500,000
-------------------------------------------------------------------------------------
Utah (State of) Associated Municipal Power
  System (Hunter Project); Refunding Series
  1994 RB
  5.00%, 07/01/10(d)                           AAA     Aaa      1,000       1,017,890
-------------------------------------------------------------------------------------
Utah (State of) Housing Finance Agency
  (Single Family Housing); Mortgage Series
  1999 E-1-I RB
  5.05%, 07/01/07(c)                           AAA     Aaa        250         256,578
=====================================================================================
                                                                            8,934,651
=====================================================================================

VIRGINIA-0.86%

Fairfax (County of) (Public Improvement);
  Unlimited Tax Series 1997 A GO
  5.00%, 06/01/07                              AAA     Aaa      1,000       1,048,840
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

VIRGINIA-(CONTINUED)

Norfolk (City of) Redevelopment and Housing
  Authority (Tidewater Community College
  Campus); Educational Facilities Series 1995
  RB
  5.30%, 11/01/04                              AA+     Aa1    $   535    $    565,704
-------------------------------------------------------------------------------------
  5.40%, 11/01/05                              AA+     Aa1        500         532,885
-------------------------------------------------------------------------------------
Norton (City of) Industrial Development
  Authority (Norton Community Hospital);
  Hospital Improvement Refunding Series 2001
  RB
  5.13%, 12/01/10                               A      --       1,315       1,307,189
-------------------------------------------------------------------------------------
Peninsula Ports Authority (Riverside Health
  System Project); Health System Refunding
  Series 1998 RB
  5.00%, 07/01/06                               AA     Aa2      1,000       1,043,780
-------------------------------------------------------------------------------------
Portsmouth (City of) (Port Improvements
  Project); Refunding Unlimited Tax Series
  1992 GO
  6.40%, 11/01/03                              AA-     A1         300         306,420
-------------------------------------------------------------------------------------
Virginia (State of) Public School Authority;
  School Funding Refunding Series 1997 I RB
  5.25%, 08/01/07                              AA+     Aa1      1,000       1,058,900
=====================================================================================
                                                                            5,863,718
=====================================================================================

WASHINGTON-10.88%

Clallam (County of) Public Utility District
  #1; Electric Revenue Refunding Series 2001
  RB
  4.50%, 01/01/03(d)                           AAA     Aaa        630         640,622
-------------------------------------------------------------------------------------
  5.00%, 01/01/12(d)                           AAA     Aaa        950         969,494
-------------------------------------------------------------------------------------
Energy Northwest (Project #3); Refunding
  Electric Series 2001 A RB
  5.50%, 07/01/10(d)                           AAA     Aaa      2,000       2,120,780
-------------------------------------------------------------------------------------
  5.50%, 07/01/11(d)                           AAA     Aaa      7,500       7,939,350
-------------------------------------------------------------------------------------
King (County of); Limited Tax Sewer Series
  1994 A GO
  5.80%, 01/01/04(e)                           AA+     --       1,000       1,066,360
-------------------------------------------------------------------------------------
King (County of); Refunding Unlimited Tax
  Series 2000 GO
  5.25%, 12/01/10                              AA+     Aaa      4,000       4,221,800
-------------------------------------------------------------------------------------
Lewis (County of) Public Utility District #1
  (Cowlitz Falls Hydroelectronics Project);
  Refunding Series 1993 RB
  5.38%, 10/01/08                              AA-     Aa1      1,000       1,038,940
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
WASHINGTON-(CONTINUED)

Mason (County of) School District #309
  (Shelton); Unlimited Tax Series 2001 GO
  5.00%, 12/01/09(d)                            --     Aaa    $   675    $    701,946
-------------------------------------------------------------------------------------
Seattle (City of) (Public Improvements
  Project); Limited Tax Series 1999 B GO
  5.25%, 12/01/11                              AAA     Aa1      1,400       1,464,316
-------------------------------------------------------------------------------------
Seattle (City of) Municipal Light and Power
  (Electric Light and Power Improvements
  Project); Refunding and Improvement Series
  2001 RB
  5.25%, 03/01/11(d)                           AAA     Aaa      3,000       3,138,870
-------------------------------------------------------------------------------------
Snohomish (County of) (Facilities
  Improvements Project); Limited Tax Series
  2001 GO
  5.25%, 12/01/11                               AA     Aa2      2,685       2,824,002
-------------------------------------------------------------------------------------
Snohomish (County of) School District #1
  (Generation System); Refunding Series 1993
  RB
  5.70%, 01/01/06(d)                           AAA     Aaa      4,000       4,165,800
-------------------------------------------------------------------------------------
Snohomish (County of) School District #16
  (Arlington); Unlimited Tax Series 2000 GO
  5.40%, 12/01/08(d)                            --     Aaa        915         976,525
-------------------------------------------------------------------------------------
Spokane (City of) Regulatory Solid Waste
  Management System; Refunding Series 2001 RB
  5.00%, 12/01/03(d)                           AAA     Aaa      1,000       1,038,570
-------------------------------------------------------------------------------------
  5.00%, 12/01/04(d)                           AAA     Aaa      1,095       1,146,848
-------------------------------------------------------------------------------------
  5.00%, 12/01/05(d)                           AAA     Aaa      1,515       1,589,720
-------------------------------------------------------------------------------------
  5.00%, 12/01/06(d)                           AAA     Aaa      1,140       1,196,886
-------------------------------------------------------------------------------------
Spokane (City of); Unlimited Tax Series 1999
  B GO
  5.40%, 01/01/10(d)                           AAA     Aaa      2,075       2,162,067
-------------------------------------------------------------------------------------
Tacoma (City of) (Resource Recovery
  Improvements Project); Solid Waste
  Utilities Refunding Series 2001 RB
  5.00%, 12/01/09(d)                           AAA     Aaa      1,160       1,206,307
-------------------------------------------------------------------------------------
  5.00%, 12/01/10(d)                           AAA     Aaa      1,135       1,174,441
-------------------------------------------------------------------------------------
Washington (State of) (Department of
  Ecology); Refunding Series 2001 COP
  4.75%, 04/01/09(d)                           AAA     Aaa      2,000       2,044,160
-------------------------------------------------------------------------------------
  4.75%, 04/01/11(d)                           AAA     Aaa      5,310       5,359,224
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

WASHINGTON-(CONTINUED)

Washington (State of) (Motor Vehicle Fuel
  Tax); Refunding Unlimited Tax
  Series 2001 R-B GO
  5.00%, 09/01/06                              AA+     Aa1    $ 7,000    $  7,335,090
-------------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project #1 & #2);
  Refunding Series 1993 A RB
  5.70%, 07/01/06                              AA-     Aa1      1,600       1,704,464
-------------------------------------------------------------------------------------
  Series 1993 B RB
  5.15%, 07/01/02                               --     Aa1        610         614,770
-------------------------------------------------------------------------------------
  Series 1996 C RB
  6.00%, 07/01/09(d)                           AAA     Aaa      5,000       5,465,350
-------------------------------------------------------------------------------------
  Refunding Series 1997 B RB
  5.50%, 07/01/06                               --     Aa1      1,100       1,163,316
-------------------------------------------------------------------------------------
  6.00%, 07/01/07(b)                           AAA     Aaa      1,000       1,092,220
-------------------------------------------------------------------------------------
Washington (State of); Refunding Unlimited
  Series 2001 R-A GO
  5.25%, 09/01/05                              AA+     Aa1      5,000       5,282,200
-------------------------------------------------------------------------------------
  5.00%, 09/01/10                              AA+     Aa1      1,745       1,807,942
-------------------------------------------------------------------------------------
Washington (State of); Refunding Unlimited
  Tax Series 1999 R-2000A GO
  5.50%, 01/01/08                              AA+     Aa1      1,135       1,204,780
=====================================================================================
                                                                           73,857,160
=====================================================================================

WISCONSIN-2.44%

Evansville (City of) Community School
  District (School Improvements Project);
  Refunding Unlimited Tax Series 2001 GO
  5.00%, 04/01/12(d)                           AAA     Aaa      1,080       1,098,781
-------------------------------------------------------------------------------------
Fond du Lac (City of) School District;
  Refunding Unlimited Tax Series 2000 GO
  5.25%, 04/01/11(d)                            --     Aaa      1,000       1,039,000
-------------------------------------------------------------------------------------
Milwaukee (City of); Refunding Unlimited Tax
  Series 1996 GO
  6.00%, 02/01/09                               --     Aa2      2,000       2,188,060
-------------------------------------------------------------------------------------
Mount Pleasant (City of); Refunding Unlimited
  Tax Series 2000 GO
  4.90%, 10/01/04                               --     Aa3        805         840,315
-------------------------------------------------------------------------------------
  5.00%, 10/01/02                               --     Aa3        680         690,322
-------------------------------------------------------------------------------------
  5.00%, 10/01/03                               --     Aa3        765         791,400
-------------------------------------------------------------------------------------
Two Rivers (City of) Public School District;
  Refunding Unlimited Tax Series 2000 GO
  5.50%, 03/01/08(d)                            --     Aaa        680         724,724
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
WISCONSIN-(CONTINUED)

Wisconsin (State of) (Water Utility and
  Highway Improvement Project); Unlimited Tax
  Series 1999 C GO
  5.75%, 05/01/10                               AA     Aa3    $ 2,500    $  2,711,350
-------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Charity Obligation
  Group); Hospital Series 1997 D RB
  4.90%, 11/01/05(b)(c)                        NRR     Aaa      1,985       2,059,358
-------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Marshfield Clinic);
  Series 1997 RB
  5.20%, 02/15/07(d)                           AAA     Aaa      2,210       2,304,279
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

WISCONSIN-(CONTINUED)

Wisconsin (State of); Refunding Unlimited
  Series 2 1993 GO
  5.13%, 11/01/11                               AA     Aa3    $ 2,000    $  2,083,680
=====================================================================================
                                                                           16,531,269
=====================================================================================
TOTAL INVESTMENTS-98.44% (Cost $656,452,425)                              668,223,771
=====================================================================================
OTHER ASSETS LESS LIABILITIES-1.56%                                        10,576,683
=====================================================================================
NET ASSETS-100.00%                                                       $678,800,454
_____________________________________________________________________________________
=====================================================================================

Investment Abbreviations:

COP  - Certificates of Participation
GO   - General Obligation Bonds
Jr.  - Junior
LOC  - Letter of Credit
NRR  - Not re-rated
RAN  - Revenue Anticipation Notes
RB   - Revenue Bonds
Sr.  - Senior
Sub. - Subordinated
VRD  - Variable Rate Demand

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of this security. Ratings are not covered by Report of Independent Auditors.
(b) Secured by an escrow fund of U.S. Treasury obligations.
(c) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(d) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(e) Secured by an escrow fund of state and local government obligations.
(f) Demand securities; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined weekly. Rates shown are rates in effect on 03/31/02.
(g) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
MARCH 31, 2002

ASSETS:

Investments, at market value (cost
  $656,452,425)                                $668,223,771
-----------------------------------------------------------
Receivables for:
  Investments sold                                4,151,281
-----------------------------------------------------------
  Fund shares sold                                3,318,622
-----------------------------------------------------------
  Interest                                        9,262,206
-----------------------------------------------------------
Investment for deferred compensation plan            45,549
-----------------------------------------------------------
Other assets                                         83,675
===========================================================
     Total assets                               685,085,104
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                          5,520,835
-----------------------------------------------------------
  Dividends                                         630,563
-----------------------------------------------------------
  Deferred compensation plan                         45,549
-----------------------------------------------------------
Accrued trustees' fees                                2,834
-----------------------------------------------------------
Accrued transfer agent fees                          19,718
-----------------------------------------------------------
Accrued operating expenses                           65,151
===========================================================
     Total liabilities                            6,284,650
===========================================================
Net assets applicable to shares outstanding    $678,800,454
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

  Outstanding                                    61,374,615
___________________________________________________________
===========================================================
  Net asset value and redemption price per
     share                                     $      11.06
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.06 divided by
       99.00%)                                 $      11.17
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME:

Interest                                        $32,836,488
===========================================================

EXPENSES:

Advisory fees                                     2,125,522
-----------------------------------------------------------
Administrative services fees                        123,004
-----------------------------------------------------------
Custodian fees                                       38,372
-----------------------------------------------------------
Transfer agent fees                                 144,111
-----------------------------------------------------------
Trustees' fees                                       10,484
-----------------------------------------------------------
Registration and filing fees                        170,631
-----------------------------------------------------------
Other                                               209,753
===========================================================
    Total expenses                                2,821,877
===========================================================
Less: Expenses paid indirectly                       (8,045)
-----------------------------------------------------------
    Net expenses                                  2,813,832
===========================================================
Net investment income                            30,022,656
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (1,512,583)
-----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities        (7,827,739)
===========================================================
Net gain (loss) from investment securities       (9,340,322)
===========================================================
Net increase in net assets resulting from
  operations                                    $20,682,334
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED MARCH 31, 2002 AND 2001

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 30,022,656    $ 18,651,410
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (1,512,583)     (2,101,445)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (7,827,739)     20,379,255
==========================================================================================
    Net increase in net assets resulting from operations        20,682,334      36,929,220
==========================================================================================
Distributions to shareholders from net investment income       (29,406,502)    (18,661,900)
------------------------------------------------------------------------------------------
Distributions in excess of net investment income                        --         (95,854)
------------------------------------------------------------------------------------------
Share transactions-net                                          79,131,338     237,091,883
==========================================================================================
    Net increase in net assets                                  70,407,170     255,263,349
==========================================================================================

NET ASSETS:

  Beginning of year                                            608,393,284     353,129,935
==========================================================================================
  End of year                                                 $678,800,454    $608,393,284
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $674,459,791    $595,328,453
------------------------------------------------------------------------------------------
  Undistributed net investment income                              569,614         (46,540)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (8,000,297)     (6,487,714)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              11,771,346      19,599,085
==========================================================================================
                                                              $678,800,454    $608,393,284
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MARCH 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Free Intermediate Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded on the accrual basis from settlement date.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends", as defined in the Internal Revenue Code.

       The Fund's capital loss carryforward of $6,609,176 is broken down by expiration date as follows:

       CAPITAL
  LOSS CARRYFORWARD           EXPIRATION
  -----------------         --------------
     $  184,242             March 31, 2003
        505,619             March 31, 2004
         27,300             March 31, 2006
      1,105,265             March 31, 2008
      4,571,162             March 31, 2009
        215,588             March 31, 2010
     ----------
     $6,609,176
     ==========


       As of March 31, 2002 the Fund has a post-October capital loss deferral of $1,391,122 which will be recognized in the following tax year.


NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Prior to April 1, 2001, the Fund did not amortize market discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, cost of securities or unrealized gains and losses of the Fund.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based
                                        24
upon the following annual rates, to the average daily net assets of the Fund:

NET ASSETS                                     ANNUAL RATE
----------                                     -----------
First $500 million                                0.30%
----------------------------------------------------------
Over $500 million up to and including $1
  billion                                         0.25%
----------------------------------------------------------
Over $1 billion                                   0.20%
__________________________________________________________
==========================================================


  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2002, AIM was paid $123,004 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2002, AFS was paid $55,052 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. AIM Distributors received commissions of $170,715 from sales of shares of the Fund during the year ended March 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of shares of the Fund.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended March 31, 2002, the Fund paid legal fees of $5,703 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended March 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $8,045 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $8,045.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended March 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.


NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2002 was as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from:
  Ordinary income - tax exempt     $29,406,502    $18,661,901
-------------------------------------------------------------
  Ordinary income - taxable                 --         95,854
=============================================================
                                   $29,406,502    $18,757,755
_____________________________________________________________
=============================================================


  As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income - tax exempt      $   623,194
-----------------------------------------------------------
Capital loss carryover                           (6,609,176)
-----------------------------------------------------------
Unrealized appreciation                          10,326,644
===========================================================
                                                $ 4,340,662
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of capital losses incurred after October 31.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended March 31, 2002 was $527,090,897 and $406,784,702, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of March 31, 2002 was as follows:

Aggregate unrealized appreciation of
  investment securities                         $14,064,068
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (2,292,722)
===========================================================
Net unrealized appreciation of investment
  securities                                    $11,771,346
___________________________________________________________
===========================================================
Investments have the same cost for tax and financial
statement purposes.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended March 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold                                                           74,679,623    $ 837,477,511     44,898,669    $ 492,045,360
--------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                             1,802,422       20,181,891      1,168,450       12,755,012
--------------------------------------------------------------------------------------------------------------------------
Reacquired                                                    (69,568,761)    (778,528,064)   (24,592,929)    (267,708,489)
==========================================================================================================================
                                                                6,913,284    $  79,131,338     21,474,190    $ 237,091,883
__________________________________________________________________________________________________________________________
==========================================================================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 YEAR ENDED MARCH 31,
                                                              -----------------------------------------------------------
                                                                2002           2001        2000        1999        1998
                                                              --------       --------    --------    --------    --------
Net asset value, beginning of period                          $  11.17       $  10.71    $  11.13    $  11.05    $  10.73
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.45           0.49        0.48        0.49        0.50
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.12)          0.46       (0.41)       0.08        0.32
=========================================================================================================================
    Total from investment operations                              0.33           0.95        0.07        0.57        0.82
=========================================================================================================================
Distributions to shareholders:
  From net investment income                                     (0.44)         (0.49)      (0.48)      (0.49)      (0.50)
-------------------------------------------------------------------------------------------------------------------------
  In excess on net investment income                                --             --       (0.01)         --          --
=========================================================================================================================
    Total distributions                                          (0.44)         (0.49)      (0.49)      (0.49)      (0.50)
=========================================================================================================================
Net asset value, end of period                                $  11.06       $  11.17    $  10.71    $  11.13    $  11.05
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   2.99%          9.11%       0.70%       5.27%       7.79%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $678,800       $608,393    $353,130    $244,499    $200,969
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                        0.38%(b)       0.41%       0.42%       0.46%       0.45%
=========================================================================================================================
Ratio of net investment income to average net assets              4.00%(b)       4.48%       4.45%       4.43%       4.56%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             58%            40%         50%         32%         22%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Does not include sales charges.
(b)  Ratios are based on average daily net assets of $750,208,712.

                                     PART C
                                OTHER INFORMATION


Item 23.        Exhibits
                --------

a(1)     -      (a) Amended and Restated Agreement and Declaration of Trust of
                Registrant, dated May 15, 2002.(12)

                (b) Amendment No. 1 dated August 8, 2002 to Amended and Restated
                Agreement and Declaration of Trust of Registrant, dated May 15,
                2002.(13)

b        -      Amended and Restated Bylaws of AIM Tax-Exempt Funds adopted effective May 15, 2002.(12)

c        -      Articles II, VI, VII, VIII and IX of the Amended and Restated
                Agreement and Declaration of Trust and Articles IV, V and VI of
                the Amended and Restated By-Laws as previously filed, define rights of holders of shares.

d(1)     -      (a) Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(9)

                (b) Amendment No. 1, dated September 10, 2001, to Master
                Investment Advisory Agreement, dated June 1, 2000, between
                Registrant and A I M Advisors, Inc.(12)

e(1)     -      (a) First Amended and Restated Master Distribution Agreement,
                dated July 1, 2000, between Registrant (on behalf of its Class A and Class C Shares) and A I M Distributors, Inc.(9)

                (b) Amendment No. 1, dated September 10, 2001 to First Amended and Restated Master Distribution Agreement between Registrant
                (on behalf of its Class A and Class C Shares) and A I M
                Distributors, Inc.(12)

                (c) Form of Amendment No. 2, dated [                     ], 2002
                to First Amended and Restated Master Distribution Agreement
                between Registrant (on behalf of its Class A and Class C Shares)
                and A I M Distributors, Inc.(13)

 (2)     -      First Amended and Restated Master Distribution Agreement, dated
                December 31, 2000, between Registrant (on behalf of its Class B
                Shares) and A I M Distributors, Inc.(10)

 (3)     -      Form of Selected Dealer Agreement between A I M Distributors,
                Inc. and selected dealers.(10)

 (4)     -      Form of Bank Selling Group Agreement between A I M Distributors,
                Inc. and banks.(5)

f(1)     -      AIM Funds Retirement Plan for Eligible Directors/Trustees, as
                restated March 7, 2000.(9)

 (2)     -      Form of AIM Funds Director Deferred Compensation Agreement, as
                amended September 28, 2001.(12)

g        -      Custody Agreement, dated October 19, 1995, between Registrant and The Bank of New York.(2)

h(1)     -      (a) Transfer Agency and Service Agreement, dated June 1, 2000, between Registrant and A I M Fund Services, Inc.(9)

         - (b) Amendment No. 1, dated July 1, 2000, to the Transfer Agency and Service Agreement, dated June 1, 2000, between Registrant and A I M Fund Services, Inc.(9)

                (c) Amendment No. 2, dated March 4, 2002, to the Transfer Agency and Service Agreement, dated June 1, 2000 between Registrant and
                A I M Fund Services, Inc.(12)

                (d) Form of Amendment No. 3, dated [                    ], 2002,
                to the Transfer Agency and Service Agreement, dated June 1, 2000 between Registrant and A I M Fund Services, Inc.(13)

 (2)     -      (a) Remote Access and Related Services Agreement, dated December
                23, 1994, between Registrant and First Data Investor Services
                Group, Inc. (formerly The Shareholder Services Group, Inc.).(1)

         -      (b) Amendment No. 1, dated October 4, 1995, to the Remote
                Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.
                (formerly, The Shareholder Services Group, Inc.).(2)

         - (c) Addendum No. 2, dated October 12, 1995, to the Remote Access and Related Services Agreement, dated December 23, 1994, between
                Registrant and First Data Investor Services Group, Inc.
                (formerly The Shareholder Services Group, Inc.).(2)

         -      (d) Amendment No. 3, dated February 1, 1997, to the Remote
                Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc.
                (formerly The Shareholder Services Group, Inc.).(3)

         -      (e) Exhibit 1, effective August 4, 1997 to the Remote Access and
                Related Services Agreement, dated December 23, 1994, between
                Registrant and First Data Investor Services Group, Inc.(5)

         - (f) Amendment No. 4, dated June 30, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between
                Registrant and First Data Investor Services Group, Inc.(6)

         - (g) Amendment No. 5, dated July 1, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between
                Registrant and First Data Investor Services Group, Inc.(6)

         - (h) Amendment No. 6, dated August 30, 1999, to the Remote Access and Related Services Agreement, dated December 23, 1994, between
                Registrant and First Data Investor Services Group, Inc.(9)

         -      (i) Amendment No. 7, dated February 29, 2000, to the Remote
                Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group,
                Inc.(9)

         - (j) Amendment No. 8, dated June 26, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between
                Registrant and First Data Investor Services Group, Inc.(10)


         -      (k) Amendment No. 9, dated June 26, 2000, Restated and Amended
                Amendment No. 6 to the Remote Access and Related Services
                Agreement, dated December 23, 1994, between Registrant and First
                Data Investor Services Group, Inc.(10)

         - (l) Amendment No. 10, dated July 28, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between
                Registrant and First Data Investor Services Group, Inc.(10)

         -      (m) Amendment, dated August 22, 2000, to Amendment No. 9, dated
                June 26, 2000, to the Remote Access and Related Services
                Agreement, dated December 23, 1994, between Registrant and First
                Data Investor Services Group, Inc.(10)

 (3)     -      Preferred Registration Technology Escrow Agreement, dated
                September 10, 1997, between Registrant and First Data Investor
                Services Group, Inc.(5)

 (4)     -      (a) Master Administrative Services Agreement, dated June 1,
                2000, between Registrant and A I M Advisors, Inc.(9)

         -      (b) Amendment No. 1, dated May 9, 2001, to the Master
                Administrative Services Agreement, dated June 1, 2000, between
                Registrant and A I M Advisors, Inc.(11)

                (c) Amendment No. 2, dated September 10, 2001, to the Master
                Administrative Services Agreement, dated June 1, 2000, between
                Registrant and A I M Advisors, Inc.(12)

 (5)     -      Memorandum of Agreement regarding securities lending, dated June
                1, 2000, between Registrant, with respect to all Funds, and
                A I M Advisors, Inc.(10)

 (6)     -      Memorandum of Agreement regarding fee waivers, dated July 1,
                2002, between Registrant on behalf of AIM Tax-Exempt Cash Fund and A I M Distributors, Inc.(12)

i        -      Opinion and Consent of Ballard Spahr Andrews & Ingersoll,
                LLP.(13)

j        -      Consent of Ernst & Young LLP.(13)

k        -      Omitted Financial Statements - None.

l        -      Initial Capitalization Agreement, dated January 2, 1998, for
                Registrant's AIM High Income Municipal Fund.(5)

m(1)     -      (a) First Amended and Restated Master Distribution Plan, dated as of July 1, 2000, for Registrant's Class A and Class C
                Shares.(9)

                (b) Amendment No. 1, dated September 10, 2001, to the First
                Amended and Restated Master Distribution Plan, dated as of July
                1, 2000, for Registrant's Class A and Class C Shares.(12)

                (c) Form of Second Amended and Restated Master Distribution
                Plan, dated as of July 1, 2000, for Registrant's Class A, Class
                A3 and Class C Shares.(13)

 (2)     -      First Amended and Restated Master Distribution Plan, dated as of
                December 31, 2000, for Registrant's Class B Shares.(10)

 (3)     -      Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plans.(10)


 (4)     -      Form of Bank Shareholder Service Agreement to be used in
                connection with Registrant's Master Distribution Plans.(10)

 (5)     -      Forms of Service Agreement for Bank Trust Department and for
                Brokers for Bank Trust Departments to be used in connection with
                Registrant's Master Distribution Plans.(10)

 (6)     -      Form of Shareholder Service Agreement for Shares of the AIM
                Mutual Funds to be used in connection with Registrant's Master
                Distribution Plans.(9)

n(1)     -      (a) Multiple Class Plan of The AIM Family of Funds--Registered
                Trademark-- effective December 12, 2001.(12)

                (b) First Amended and Restated Multiple Class Plan of The AIM
                Family of Funds--Registered Trademark--, effective December 12,
                2001, as Amended and Restated March 4, 2002.(12)

                (c) Form of Multiple Class Plan(13)

o        -      Reserved.

p(1)     -      The A I M Management Group Inc. Code of Ethics, as revised
                February 24, 2000.(10)

 (2)     -      AIM Funds Code of Ethics of AIM Tax-Exempt Funds, effective as of September 23, 2000.(10)


----------
(1) Incorporated herein by reference to PEA No. 3, filed electronically on July 27, 1995.
(2) Incorporated herein by reference to PEA No. 4, filed electronically on July 26, 1996.
(3) Incorporated herein by reference to PEA No. 5, filed electronically on July 29, 1997.
(4) Incorporated herein by reference to PEA No. 6, filed electronically on October 7, 1997.
(5) Incorporated herein by reference to PEA No. 7, filed electronically on July 29, 1998.
(6) Incorporated herein by reference to PEA No. 8, filed electronically on July 18, 1999.
(7) Incorporated herein by reference to PEA No. 9, filed electronically on March 24, 2000.
(8) Incorporated herein by reference to PEA No. 10, filed electronically on May 22, 2000.
(9) Incorporated herein by reference to PEA No. 11, filed electronically on July 26, 2000.
(10) Incorporated herein by reference to PEA No. 12, filed electronically on May 31, 2001.
(11) Incorporated herein by reference to PEA No. 13, filed electronically on July 27, 2001.

(12) Incorporated herein by reference to PEA No. 14, filed electronically on July 25, 2002

(13) Filed herewith electronically.


Item 24. Persons Controlled by or Under Common Control With the Fund

         None.

Item 25. Indemnification


          The Registrant's Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended, provides, among other things
          (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard to duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Business Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.


          A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund & Investment Advisory Professional and Directors & Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

          Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor

          The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the caption "Fund Management - The Advisor" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 27(b) of this Part C.

Item 27. Principal Underwriters

(a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as principal underwriter to the following investment companies:

                  AIM Advisor Funds
                  AIM Equity Funds
                  AIM Floating Rate Fund
                  AIM Funds Group
                  AIM Growth Series
                  AIM International Funds, Inc.
                  AIM Investment Funds
                  AIM Investment Securities Funds
                  AIM Series Trust
                  AIM Special Opportunities Funds
                  AIM Summit Fund
                  AIM Variable Insurance Funds

(b) The following table sets forth information with respect to each director, officer or partner of A I M Distributors, Inc.


Name and Principal           Positions and Officers with               Positions and Offices
Business Address*                     Underwriter                         with Registrant
------------------           ---------------------------               ---------------------

Robert H. Graham         Chairman & Director                       Chairman, President & Trustee

Michael J. Cemo          President, Chief Executive Officer &      None
                         Director

Gary T. Crum             Director                                  Senior Vice President

James L. Salners         Executive Vice President                  None

Marilyn M. Miller        Senior Vice President                     None

Gene L. Needles          Executive Vice President                  None

Mark D. Santero          Senior Vice President                     None

Leslie A. Schmidt        Senior Vice President                     None

James E. Stueve          Senior Vice President                     None

Michael C. Vessels       Senior Vice President                     None

Mary A. Corcoran         Vice President                            None

Sidney M. Dilgren        Vice President                            None

Tony D. Green            Vice President                            None

Dawn M. Hawley           Vice President & Treasurer                None

Ofelia M. Mayo           Vice President, General Counsel &         Assistant Secretary
                         Assistant Secretary

Kim T. McAuliffe         Vice President                            None

Carol F. Relihan         Vice President                            Senior Vice President & Secretary

Linda L. Warriner        Vice President                            None

Kathleen J. Pflueger     Secretary                                 Assistant Secretary

----------
*    11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)  Not applicable.

Item 28. Location of Accounts and Records

          A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, and the Registrant's Transfer Agent and Dividend Paying Agent, A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739.

Item 29. Management Services

          None.

Item 30. Undertakings

          Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 28th day of August, 2002.

                                      Registrant:   AIM TAX-EXEMPT FUNDS

                                              By:   /s/ ROBERT H. GRAHAM
                                                    ----------------------------
                                                    Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

         SIGNATURES                                            TITLE                             DATE
         ----------                                            -----                             ----
    /s/ ROBERT H. GRAHAM
-------------------------------                    Chairman, Trustee & President            August 28, 2002
      (Robert H. Graham)                           (Principal Executive Officer)

     /s/ FRANK S. BAYLEY
-------------------------------                              Trustee                        August 28, 2002
       (Frank S. Bayley)

     /s/ BRUCE L. CROCKETT
-------------------------------                              Trustee                        August 28, 2002
      (Bruce L. Crockett)

    /s/ ALBERT R. DOWDEN
-------------------------------                              Trustee                        August 28, 2002
      (Albert R. Dowden)

   /s/ EDWARD K. DUNN, JR.
-------------------------------                              Trustee                        August 28, 2002
     (Edward K. Dunn, Jr.)

     /s/ JACK M. FIELDS
-------------------------------                              Trustee                        August 28, 2002
       (Jack M. Fields)

     /s/ CARL FRISCHLING
-------------------------------                              Trustee                        August 28, 2002
       (Carl Frischling)

   /s/ PREMA MATHAI-DAVIS
-------------------------------                              Trustee                        August 28, 2002
     (Prema Mathai-Davis)

    /s/ LEWIS F. PENNOCK
-------------------------------                              Trustee                        August 28, 2002
      (Lewis F. Pennock)

     /s/ RUTH H. QUIGLEY
-------------------------------                              Trustee                        August 28, 2002
      (Ruth H. Quigley)

     /s/ LOUIS S. SKLAR
-------------------------------                              Trustee                        August 28, 2002
      (Louis S. Sklar)

      /s/ DANA R. SUTTON                             Vice President & Treasurer
-------------------------------                       (Principal Financial and              August 28, 2002
      (Dana R. Sutton)                                  Accounting Officer)

                                      INDEX

Exhibit
Number                  Description
-------                 -----------

a(1)(b)                 Amendment No. 1 dated August 8, 2002 to Amended and
                        Restated Agreement and Declaration of Trust of AIM
                        Tax-Exempt Funds, dated May 15, 2002.

e(1)(c)                 Form of Amendment No. 2 dated _____________, 2002 to
                        First Amended and Restated Master Distribution Agreement between Registrant (on behalf of its Class A and Class C
                        Shares) and A I M Distributors, Inc.

h(1)(d)                 Form of Amendment No. 3 dated ____________, 2002 to the
                        Transfer Agency and Service Agreement, dated June 1,
                        2000 between Registrant and A I M Fund Services, Inc.

i                       Opinion and Consent of Ballard Spahr Andrews &
                        Ingersoll, LLP.

j                       Consent of Ernst & Young LLP.

m(1)(c)                 Form of Second Amended and Restated Master Distribution
                        Plan, dated as of July 1, 2000, for Registrant's Class
                        A, Class A3 and Class C Shares.

n(1)(c)                 Form of Multiple Class Plan.